2002 Annual Report
Value Investing In Small Companies For More Than 25 Years THE ROYCE FUNDS

PENNSYLVANIA  MUTUAL  FUND
ROYCE  MICRO-CAP  FUND
ROYCE  TOTAL  RETURN  FUND
ROYCE  LOW-PRICED  STOCK  FUND
ROYCE  OPPORTUNITY  FUND
ROYCE  PREMIER  FUND
ROYCE  TRUST & GIFTSHARES  FUND
ROYCE  SPECIAL  EQUITY  FUND
ROYCE  SELECT   FUND

www.roycefunds.com

THE ROYCE FUNDS ROAD MAP

TWO DISTINCT MARKETS

For more than 25 years, Royce & Associates has utilized a disciplined value approach to invest in small-cap companies.

We believe that the small-cap universe is comprised of two distinct markets, small- and micro-cap,

and that each requires a distinct investment strategy.

MICRO - CAP	SMALL - CAP

The micro-cap segment (companies with market caps less than $400 million) provides many choices (approximately 6,700 companies), yet faces significant trading difficulties, including limited trading volumes and higher volatility. Therefore, we broadly diversify most of the Funds’ portfolios investing in this segment by holding relatively smaller positions in most securities.

The upper tier of the small-cap universe (companies with market caps between $400 million and $2 billion) is more efficient, offering greater trading volumes and narrower bid/ask spreads. Therefore, we use a more concentrated approach in this tier, holding larger positions in a relatively limited number of securities.

PORTFOLIO APPROACH
	Broadly Diversified	Concentrated
Small-Cap Companies		Royce Premier Fund
Small- and Micro-Cap Companies	Pennsylvania Mutual Fund Royce Total Return Fund Royce Low-Priced Stock Fund Royce Opportunity Fund	Royce Trust & GiftShares Fund Royce Special Equity Fund Royce Select Fund
Micro-Cap Companies	Royce Micro-Cap Fund

BROADLY DIVERSIFIED FUNDS	CONCENTRATED FUNDS

Pennsylvania Mutual Fund – our flagship fund that incorporates each of the firm's core approaches, investing in both small- and micro-cap companies.

Royce Micro-Cap Fund – a portfolio that selects companies with market capitalizations less than $400 million.

Royce Total Return Fund – a small- and micro-cap portfolio that invests primarily in dividend-paying companies.

Royce Low-Priced Stock Fund – a portfolio that invests primarily in small- and micro-cap companies whose average cost per share in the Fund’s portfolio is less than $20.

Royce Opportunity Fund – a small- and micro-cap portfolio incorporating an opportunistic value approach.

Royce Premier Fund – a portfolio selected primarily from the upper tier of small-cap, whose top 35 holdings generally represent approximately 80% of the portfolio’s equities.

Royce Trust & GiftShares Fund – a small- and micro-cap portfolio for gifting and estate-planning that allows a donor to combine the advantages of a trust with the benefits of a mutual fund.

Royce Special Equity Fund – a portfolio that combines classic value analysis with accounting cynicism, focusing on small- and micro-cap companies with high returns on assets and low leverage.

Royce Select Fund – a small- and micro-cap portfolio for qualified investors that incorporates an all-inclusive performance management fee.

THE ROYCE FUNDS
ANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

Letter to Our Shareholders: Unfinished Business ... But the Style Remains the Same	2

Small-Cap Market Cycle Performance	10

Performance Highlights	11

Fund Focus: Royce Total Return Fund	12

Trustees and Officers	13

Performance and Portfolio Review: Pennsylvania Mutual Fund, Royce Micro-Cap fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund, Royce Special Equity Fund and Royce Select Fund	14

Updates and Notes	32

Schedules of Investments and Other Financial Statements	33

Postscript: Bowled Over or Don’t Believe the Hype Inside Back Cover

AVERAGE ANNUAL TOTAL RETURNS Through December 31, 2002
				10-YEAR/SINCE
FUND	1-YEAR	3-YEAR	5-YEAR	INCEPTION (DATE)

BROADLY DIVERSIFIED FUNDS

Pennsylvania Mutual Fund*	-9.22%	8.35%	7.02%	10.01%	†
Royce Micro-Cap Fund*	-13.43	7.56	6.45	11.62
Royce Total Return Fund*	-1.60	10.49	7.49	12.79	12/15/93
Royce Low-Priced Stock Fund	-16.28	9.08	11.51	13.71	12/15/93
Royce Opportunity Fund*	-17.01	5.28	10.13	12.53	11/19/96
CONCENTRATED FUNDS

Royce Premier Fund*	-7.75	5.80	7.10	11.06
Royce Trust & GiftShares Fund*	-18.93	2.97	13.08	16.56	12/27/95
Royce Special Equity Fund	15.32	20.59	n.a	8.70	5/1/98
Royce Select Fund	-15.82	6.41	n.a	14.70	11/18/98
RUSSELL 2000	-20.48	-7.54	-1.36	7.16

†Pennsylvania Mutual Fund’s 25-year average annual total return for the period ended 12/31/02 was 14.29%.

 *All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class and/or Financial Intermediary Class, as well as RTG’s Consultant B Class and Investment Class bear an annual distribution expense and Royce Trust & GiftShares Fund’s Consultant Class B shares are subject to a deferred sales charge,neither of which are borne by the other Royce Funds’ Investment Class.

Charles M.Royce, President

Bear markets change things. While this may sound painfully obvious, it's worth examining how a sustained period of poor stock market performance can affect the portfolio activities here at The Royce Funds. We do not alter anything about our approach. However, we do find that the kinds of stocks we would often not think about owning can become more attractive to some of our portfolio managers during down markets, a development that has been especially true in the severe bear market of the last three years. From our perspective, this is the upside to bear markets: They create potential opportunities for future growth. Buying such companies is seed work for what we hope will grow into a profitable harvest.

(continued on page 4)

2 |  THE ROYCE FUNDS ANNUAL REPORT 2002

      LETTER  TO  OUR  SHAREHOLDERS

Surviving a Bear Market

UNFINISHED BUSINESS

By any measure, 2002 was a memorable year. Unfortunately, most of the things that we are likely to associate with it are the same things that many of us would just as soon forget. The prospect of war, the ongoing threat of terrorism, scandals in the boardroom and at the altar, an uncertain economy and, of course, a staggering stock market, all made 2002 both unforgettable and unpleasant. Just as remarkable is the unsettled nature of it all. While it would have been asking a lot for any of these events to resolve themselves tidily before the end of December, the past year seemed to hold more than its share of unfinished business. Certainly neither the economy nor the stock market has yet established a definitive direction. As a result, we seem to have entered what might best be described as an age of anxiety in contrast to the era of unbridled optimism that marked the late '90s. After all, 2001 was also a year characterized by general apprehension (exacerbated by the attacks of September 11), economic queasiness and a poor-performing stock market. In any case, the current period is one that cannot end quickly enough for most investors, who at this time last year were already tired of trying to survive the bear market that began in March 2000.

       2002 offered little to lift their spirits. Scattered signs of life in the first quarter were snuffed out by second-quarter losses. Following an all-too-brief late summer rally, stock prices bottomed out yet again in mid-October. Frankly, we thought that by the end of July, the stage was set for the market to begin to recover. At that time, the bear market was already more than two years old and the decline in value for equities was already significant. Trillions of dollars had been lost. In addition, there seemed to be widespread, final acceptance that the stock market was facing the wrenching aftermath of a speculative bubble in the wake of the Internet stock boom. Yet prices continued to fall and the upswing that began in August amounted to very little gain for the market as a whole. Most disappointing of all for value investors like ourselves was the gradual absorption of value stocks into the general downward trend. Perhaps, as noted stock trader Martha Stewart might say, “it’s a good thing” that value lasted as long as it did, but from our perspective, negative returns are never good, even if they are sooner or later inevitable.

      The market did recover a bit from the October 9th low through mid-December, although the last two weeks of the year saw more selling, which dampened the effect of a promising fourth-quarter rally. What factors drove the market’s brief pops and deep crashes? To the general sense of unease, economic and otherwise, we can add the hoped-for increases in capital spending that stubbornly refused to materialize, the ongoing cloudy earnings picture and the weakening dollar that shook some nervous investors right out of the market. What will it take for discouraged investors to return to stocks? That remains an open question. The unfinished business from 2002 makes trying to figure out what might happen next especially challenging. However, we maintain that there are more positive signals than negative ones for the stock market, and that the worst is behind us.

The unfinished business from 2002 makes trying to figure out what might happen next especially challenging. However, we still maintain that there are more positive signals than negative ones for the stock market, and that the worst is behind us.

THE MARKET WITHOUT QUALITIES

      Still, investors’ frustrations are readily understood. For the first time in 60 years, stock market returns for the S&P 500 declined for a third consecutive year. The loss from March 2000 through the end of 2002 was the worst since the watershed bear market of 1973–4. Although the small-cap Russell 2000 managed to avoid joining the S&P 500 and Nasdaq in the three-straight-years-with-negative-returns club, it too posted negative average annual total returns for the one-, three- and five-year periods ended 12/31/02 (though it has outperformed the latter two indices in each of these three periods). 2002 also marked the third consecutive year in which the small-cap index bested its larger siblings.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 3

In an absolute sense, there is no such thing as a value stock or a growth stock. As stock prices decline, the valuation picture can change radically. What were once considered “growth” companies often begin to trade at prices that fall below our estimate of their intrinsic worth. These companies might be excluded from a traditional value investor’s radar screen. Technology and biotech stocks provide two good current examples. Where another value investor sees companies in industries that may be too risky, we see companies whose potential growth — both as stocks and businesses — and attractive stock price make the risks worthwhile.

For example, two years ago one of our portfolio managers, Whitney George, began to purchase Emisphere Technologies, a biotech company whose price at the end of 2002 was approximately $3.50 per share. The company has more than $2 per share in cash. He believes that its high cash stake adds some near-term “margin of safety,” which is critically important when investing in

(continued on page 6).

4 |  THE ROYCE FUNDS ANNUAL REPORT 2002

LETTER  TO  OUR  SHAREHOLDERS

Yet while small-caps continued to enjoy the performance advantage that they grabbed when the current bear market first arrived, this advantage offered scant consolation, as 2002 saw them succumb to the same double-digit negative return disease that afflicted larger-cap indices. The Russell 2000 was down 20.5% versus declines of 22.1% for the S&P 500 and 31.5% for the Nasdaq Composite. In a year that held very little positive news for equities, both the Russell 2000 and S&P 500 declined in eight out of 12 months, and the Nasdaq in nine.

From a small-cap perspective, the fact that the asset class has thus far been a bear-market leader is noteworthy, if also somewhat logical in light of large-cap’s domination during the latter part of the ’90s when high-octane returns were the norm for large-caps and many Technology issues. One additional factor in small-cap’s favor may have been the extra attention being paid to accounting issues in the current climate. Small-cap companies generally have single-line businesses with more transparent accounting that may have been more attractive — or at least less objectionable — to scrutiny-prone investors. Obviously this could not spare many small-cap stocks from some exposure to the bear’s claws, but we think that it offered small-caps some help in the down market and also may be a boon when the environment for equities improves.

VALUE   DE    MILO

In a bear market, especially one as severe and long-lasting as this one, the expectation is that value should preserve capital more effectively than growth, and in that respect 2002 did not disappoint. Within small-cap, the Russell 2000 Value index was ahead of the Russell 2000 Growth index in three out of four quarters and for the full year, in which it lost 11.4% versus a loss of 30.3% for small-cap growth. More impressive was the advantage that the small-cap value index held over growth from the small-cap market peak on 3/9/00 through 12/31/02, up 18.6% versus growth’s decline of 62.4%. In addition, the Russell 2000 Value index outpaced its growth counterpart from the 2002 small-cap market peak in April through the end of the year, -22.8% versus -30.0%. Also notable is small-cap value’s performance in the short period from the small-cap trough on 10/9/02 through 12/31/02. In a period in which it might be thought that the style would lag considerably, small-cap value has so far held its own, with a 16.3% return versus 19.0% for small-cap growth.

These market cycle relative return comparisons are important because we think that they demonstrate the all-weather qualities of value investing. While 2002 was a dismal year by nearly every measure, small-cap value managed not to capitulate to the lengthy bear market until this year’s second quarter. It then generally suffered the same slings and arrows of outrageous fortune that most other equities did, but by losing less and having previously gained while growth and many large-caps were limping, its longer-term returns look relatively strong. We think it’s important to mention that better bear market performance can play a critical role in building solid absolute long-term returns.

ROYCE REQUIEM
     With the stellar exception of Royce Special Equity Fund, it was a year of negative returns for The Royce Funds featured in this report. While our value approach helped the Funds to avoid some of the sharper swoons of the market taken as a whole, the year was nonetheless a disappointment for us in general. Each Fund outperformed the Russell 2000 in 2002, as well as from the small-cap market peak on 3/9/00 through 12/31/02. In addition, each Fund then in existence beat the Russell 2000 for the three-, five-, 10-year and respective since inception periods ended 12/31/02. But this is bittersweet news to us. Although we always seek to beat the Funds’ benchmark, relative performance is not the yardstick by which we ultimately wish to be measured. What counts most for us as a firm is strong absolute performance, and 2002 was for the most part absolutely miserable. Any year in which we generally fail to produce positive returns is a bad one.

While our value approach helped the Funds to avoid some of the sharper swoons of the market taken as a whole, the year was nonetheless a disappointment for us in general. Each Fund outperformed the Russell 2000 in 2002, as well as from the small-cap market peak on 3/9/00 through 12/31/02. However, what counts most for us as a firm is strong absolute performance, and 2002 was for the most part absolutely miserable.

*Investment Class Shares.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 5

more volatile industries whose companies normally don’t meet the metrics of value investors. In addition, the company’s attractive niche business in genetic technology and its capable, intelligent management should enable it, in his opinion, to become a profitable leader in its field over the long term. He believes that the firm’s stock price will recover either when the market for its products and services improves or when the stock market rebounds. Although its stock price has declined since we first began to buy it, he is content to hold it. In fact, he bought more in the October downturn, and the company is now represented in several Royce-managed portfolios.

Another portfolio manager, Buzz Zaino, became interested in Vishay Intertechnology, a debt-free electronics component manufacturer with what he regards as a strong balance sheet and strong management. Yet because the bear market has been so unkind to technology issues, with apparently little regard for financial characteristics, its

(continued on page 8)

6 |  THE ROYCE FUNDS ANNUAL REPORT 2002

LETTER TO OUR SHAREHOLDERS

We still believe that many of the companies that we purchased throughout the year are quality businesses, even many of those that suffered precipitous drops through July and subsequent declines in the autumn downturn. In fact, in many cases we bought more shares in the face of the fall plunge. While our confidence in most of these firms is undimmed and our patience remains strong, admittedly the bear has hung around longer than we would have thought. Then again, we are the same people who insisted that large-cap returns couldn’t go much higher back in 1998, so our market timing skills remain perfectly intact and perfectly wrong.

Fortunately, our approach does not rest on the idea that we can pick market tops or bottoms. Our value approach takes us to places that the market has abandoned. There are always companies in distressed industries that we feel have been unduly punished, and that&$0146;s where we most often sought values in 2002. We believe that we can find excellent bargains in companies whose prices have hit hard times because businesses are often poorly understood and because the market’s reaction to what may be temporary adversity often goes to extremes.

Our more conservatively managed portfolios fared best. Royce Special Equity Fund led the way and was one of the few diversified equity portfolios to finish with a double-digit positive return for the year. The Fund’s cautious value approach, its corresponding lack of exposure to Technology companies and embrace of robustly performing consumer stocks all helped push it to the top of the performance chart. Lower exposure to Technology and an emphasis on dividend-paying small- and micro-cap companies also benefited Royce Total Return Fund, though not enough for a positive return for the year. Our flagship Pennsylvania Mutual Fund and Royce Premier Fund also turned in relatively fair performance. As we are feeling modestly bullish about the stock market, we are hopeful that all of our portfolios, especially our relatively more aggressive ones — Royce Micro-Cap Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Trust & GiftShares Fund and Royce Select Fund — can rebound from 2002’s tough times in the coming year.

AN UNFINISHED MARKET …

An intrepid investor may well ask what informs our sense that equity returns will improve. As always, we appeal to the past to get a sense of what the future might hold. We looked at monthly trailing three-year average annual total return periods of 5% or less for the Russell 2000. We then examined each five-year period that followed.

We should point out that three-year periods with average annual total returns of 5% or less have not been the historical norm for the Russell 2000. From the inception of the index on 12/31/78 through 12/31/97 (all of the periods with subsequent five-year returns), there have been 190 monthly trailing three-year return periods, but in only 14 of these periods did the Russell 2000 provide an average annual total return of less than 5%. In the subsequent five-year periods, average annual total returns for the Russell 2000 were 10% or higher in all but one instance (see the table below). In six out of the 14 periods, subsequent five-year average annual total return periods were higher than 15%.

RUSSELL 2000 LOW RETURN PERIODS Three-Year and Subsequent Five-Year Annualized Results
THREE-YEAR PERIOD ENDED	RUSSELL 2000 3-YEAR RETURN	RUSSELL 2000 SUBSEQUENT 5-YEAR RETURN	RUSSELL 2000 VALUE SUBSEQUENT 5-YEAR RETURN
3/31/89	4.3%	11.7%	12.7%
6/30/89	4.8	9.5	11.0
1/31/90	2.7	12.0	13.3
2/28/90	1.0	12.2	13.6
3/31/90	1.4	11.7	13.0
4/30/90	1.2	12.9	14.5
5/31/90	3.7	11.8	13.8
6/30/90	2.9	12.9	14.6
7/31/90	0.3	15.2	16.5
8/31/90	-5.3	19.0	20.2
9/30/90	-7.6	21.7	22.7
10/31/90	2.2	22.1	23.4
8/31/92	4.1	19.4	21.1
9/30/92	4.8	20.5	22.2

        When investment style is taken into account, the results were even better for small-cap value investors. In each of the subsequent five-year periods shown in the table, the Russell 2000 Value index posted an average annual total return of 10% or higher, and the index’s average annual total return was 20% or higher in five out of the 14 periods. In addition, the value index outperformed the Russell 2000 Growth index in each of the 14 subsequent five-year periods. So while the last three years have been rough on investors, better times may lie ahead if history is inclined to repeat itself for small-cap investors.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 7

stock price has fallen precipitously. He has bought steadily through the declines, confident in the stock’s potential to bounce back. He believed that this company’s falling price made it a terrific value for most of 2001 and an even more attractive bargain in 2002. Its absence of debt and other sterling financial characteristics make the company a potential fit for any value investor. However, because it resides in the more volatile Technology sector, many value investors would not give the stock a second look.

Bear markets can make for seemingly strange bedfellows. While our approach has not changed, it may lead to the inclusion of certain types of companies not usually thought of as fare for value investors. Yet our process for identifying and investing in companies remains the same. The bear market has meant that the investment opportunities have shifted in some cases. Our approach remains centered on finding what we think are terrific companies at low prices. To our way of thinking, that continues to be what value investing is all about.

8 |  THE ROYCE FUNDS ANNUAL REPORT 2002

LETTER TO OUR SHAREHOLDERS

Trying to Clear the Market’s Hurdles

… BUT   THE   STYLE   REMAINS   THE   SAME

In our view, the importance of the data discussed previously lies less in its predictive acumen than in the convincing way it reinforces the idea that markets are cyclical. The ’90s were dominated by large-cap stocks while the current decade has thus far been led by smaller companies. We think that this leadership can continue through the more bullish phase that we may just now be entering. It’s worth noting that small-cap leadership has occurred in a bear market. The idea persists that small-caps are more vulnerable to market downturns, but in the current down market period they have held up much better than bigger companies. In the current uncertain slow-growth economy, our belief is that small-caps, being generally leaner and meaner, will prove more adaptable and better able to handle financial adversity than their larger counterparts. Another reason rests on our belief that simpler, single-line businesses with more transparent accounting are probably going to remain more attractive to investors for at least a few more years. We see this as a potential benefit to small-cap stocks.

       Ultimately, however, regardless of the advantages that may or may not accrue to small-cap stocks in the next few years, we will do what we always have — continue to look for what we think are terrific companies trading at low prices relative to our estimate of the company’s value as a business. For more than 25 years, whether times were good, bad or indifferent for equities, we have used the same approach. After all, our orientation was born in the teeth of the bear market of 1973-4. Difficult market periods sealed the lesson that capital preservation and risk management were as critical as capital growth, and that the three were significantly interrelated. The importance of absolute returns is absolute. If trying to manage the hurdles of the past year’s wildly volatile and downward sloping market offered us an unrequested refresher course, so be it. Some lessons can never be re-learned enough.

Difficult market periods sealed the lesson that capital preservation and risk management were as critical as capital growth, and that the three were significantly interrelated.

We appreciate your continued support.
Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2003

P.S. In keeping with 2002’s unfinished nature, three of our section headings in this letter refer to famous unfinished works. We slightly altered the title of Robert Musil’s novel The Man Without Qualities. The limb-less sculpture of Venus became “Value de Milo,” and Mozart’s Requiem lent its name to the section in which we discuss The Royce Funds’ performance.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 9

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception in 1979, value has outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 – 3/9/00) was the exception. The current cycle represents what we believe is a return to a more historically typical performance pattern in that value has provided a significant advantage during the downturn (3/9/00 – 10/9/02) and through December 31, 2002.

	PEAK-TO-PEAK	PEAK-TO-TROUGH	TROUGH-TO-CURRENT	PEAK-TO-CURRENT
	4/21/98 – 3/9/00	3/9/00 – 10/9/02	10/9/02 – 12/31/02	3/9/00 – 12/31/02
Russell 2000	26.3%	-44.1%	17.6%	-34.3%
Russell 2000 Value	-12.7	2.0	16.3	18.6
Russell 2000 Growth	64.8	-68.4	19.0	-62.4
BROADLY DIVERSIFIED FUNDS
Pennsylvania Mutual *	0.7	7.9	15.5	24.6
Royce Micro-Cap*	10.7	-7.5	18.5	9.6
Royce Total Return*	-5.4	22.0	13.9	39.0
Royce Low-Priced Stock	18.8	1.7	21.4	23.4
Royce Opportunity*	43.3	-20.3	24.4	-0.8
CONCENTRATED FUNDS
Royce Premier*	8.3	-0.9	17.1	16.1
Royce Trust & GiftShares*	54.0	-14.3	19.7	2.6
Royce Special Equity	n/a	56.1	11.3	73.7
Royce Select	n/a	-8.1	23.7	13.6

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it also provided positive performance during the downdraft. All Royce Funds outperformed the Russell 2000 in this period. Especially noteworthy performances were turned in by Royce Special Equity Fund, Royce Total Return Fund, Pennsylvania Mutual Fund and Royce Low-Priced Stock Fund, all of which posted positive results for the period.

TROUGH-TO-CURRENT: Through December 31, 2002, value kept pace with growth during the rally from the October low. All Royce Funds posted total returns of more than 10% during this period. Our funds with higher micro-cap exposure fared best, with Royce Opportunity Fund (+24.4%) earning top performance among the funds.

PEAK-TO-CURRENT: Through December 31, 2002, value maintained a sizeable lead over growth. Again, all Royce Funds held performance advantages over the Russell 2000 (-34.3%) Interestingly, our most conservative offerings, Royce Special Equity Fund (+73.7%) and Royce Total Return Fund (+39.0%), were our best performers.

* All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class and/or Financial Intermediary Class, as well as RTG’s Consultant B Class and Investment Class bear an annual distribution expense and Royce Trust & GiftShares’s Consultant Class B shares are subject to a deferred sales charge, neither of which are borne by the other Royce Funds’ Investment Class.

10 | THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE HIGHLIGHTS

All of The Royce Funds outperformed the Russell 2000 from its peak on 3/9/00,	Jul-Dec	1-Year	Small-Cap
as well as for applicable one-, three- and five-year periods ended 12/31/02.	2002	12/31/01-	2000 Peak
	Return	12/31/02	3/9/00-12/31/02

RUSSELL 2000	-16.6%	-20.5%	-34.3%
PENNSYLVANIA MUTUAL FUND*	-12.3	-9.2	24.6

our flagship Fund that is co-managed by Chuck Royce and Whitney George, outperformed the Russell 2000 for the one-, three- five-, 10-, 15- and 20-year periods ended December 31, 2002. The Fund's 25-year average annual total return was 14.3%.

ROYCE MICRO-CAP FUND*	-16.7	-13.4	9.6

a broadly diversified portfolio that is managed by Whitney George, invests primarily in companies with market caps less than $400 million. RMC outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended December 31, 2002. The Fund's average annual total return since inception was 13.1%.

ROYCE TOTAL RETURN FUND*	-6.7	-1.6	39.0

a diversified portfolio that invests primarily in dividend-paying small- and micro-cap stocks, outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/15/93) periods ended December 31, 2002. Royce Total Return Fund had the sixth lowest Standard Deviation among 360 small-cap objective funds with a three-year history tracked by Morningstar through December 31, 2002. RTR's average annual total return since inception (12/15/93) was 12.8%.

ROYCE LOW-PRICED STOCK FUND	-14.5	-16.3	23.4

a portfolio managed by Whitney George that invests primarily in small- and micro-cap companies whose average cost per share in the Fund’s portfolio is less than $20 per share at the time of purchase. RLP outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/15/93) periods ended December 31, 2002. The Fund’s average annual total return since inception was 13.7%.

ROYCE OPPORTUNITY FUND*	-19.9	-17.0	-0.8

managed by Buzz Zaino, outperformed the Russell 2000 for the one-, three-, five-year and since inception (11/19/96) periods ended December 31, 2002. The Fund, which uses an opportunistic value approach, had an average annual total return since inception of 12.5%.

ROYCE PREMIER FUND*	-6.9	-7.8	16.1

a concentrated portfolio focused on companies with market caps between $400 million and $2 billion. Co-managed by Chuck Royce and Whitney George, the Fund outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/31/91) periods ended December 31, 2002. The Fund’s average annual total return since inception was 11.5%.

ROYCE TRUST & GIFTSHARES FUND*	-11.9	-18.9	2.6

a Fund designed for gifting and estate planning, the Fund outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/27/95) periods ended December 31, 2002. The Fund's average annual total return since inception was 16.6%.

ROYCE SPECIAL EQUITY FUND	-3.5	15.3	73.7

a portfolio that invests primarily in companies with market caps less than $1 billion, was up 15.3% in 2002, making it the top-performing Royce Fund. Managed by Charlie Dreifus, the Fund outperformed the Russell 2000 for the one-year, three-year and since inception (5/1/98) periods ended December 31, 2002. The Fund was also up 73.7% from the 3/9/00 small-cap market peak through 12/31/02. RSE’s average annual total return since inception was 8.7%.

ROYCE SELECT FUND	-9.7	-15.8	13.6

a concentrated, performance-fee fund for qualified clients, the Fund outperformed the Russell 2000 for the one-year, three-year and since inception (11/18/98) periods ended December 31, 2002. RSF’s average annual total return since inception was 14.7%.

* All performance and volatility information reflects Investment Class results. Shares of the Funds’ Consultant Class and/or Financial Intermediary Class, as well as RTG's Consultant B
   Class and Investment Class bear an annual distribution expense, and RTG's Consultant B Class shares are subject to a deferred sales charge that are not borne by the Investment Class.

See pages 14 - 32 for a discussion of performance and volatility statistics.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 11

FUND FOCUS

THE RETURN OF DIVIDENDS?

A ccording to many stories in the financial press, the near three-

year bear market and the related wave of accounting scandals have created an interesting new trend in investing, one that can potentially offer investors some protection from both criminally creative bookkeepers and extreme market volatility. What is this exciting new phenomenon? We were surprised to discover that it is the payment of dividends. To us, dividends never went out of style, and they’re certainly not something that we view as a cutting edge development in equity investing. From our perspective, dividends are a long-standing part of the arsenal that can help to guard portfolios against market gyrations. This is especially true for Royce Total Return Fund (RYTRX), a portfolio that invests primarily in dividend-paying small- and micro-cap companies.

8,000 companies with market caps less than $2 billion paid a dividend. Of this number, more than 1,500 boasted a yield of 2% or greater (Source: FactSet). The introduction of RTR was more the culmination of years of work than an experiment with a new idea. Our aversion to volatility isn’t limited to stock selection and portfolio management.

    Our goal was to create a fund that could effectively withstand down market periods without sacrificing too much upside performance. We believe that the past nine years of the Fund’s history have generally borne this out. RTR outperformed the Russell 2000 in each of the six down-market periods for the small-cap index since the Fund’s inception (see table below). In addition, the Fund provided a positive return in three of those down periods.

     The Fund grew out of our established small-cap value approach. When constructing a portfolio for an institutional client in 1979, we began to look not only for small companies with what we thought were strong balance sheets, established records of earnings and the ability to generate free cash flow, but also for those that paid dividends. Our thinking was that dividend-paying companies might offer some insulation against the occasionally jarring blows of jiggy markets. From our work on that institutional product came Royce Total Return Fund, which we introduced in December 1993.

RUSSELL 2000 DOWN MARKETS IN EXCESS OF 7.5% Performance Comparison Since RTR Inception (12/15/93)
PERIOD	RUSSEL 2000	RTR	SPREAD
3/18/94-12/9/94	-12.3%	+1.8%	+14.1%
5/22/96-7/24/96	-15.4	-0.5	+14.9
1/22/97-4/25/97	-9.0	+0.2	+9.2
10/13/97-1/12/98	-11.3	-2.7	+8.6
4/21/98-10/8/98	-36.5	-19.0	+17.5
3/9/00-10/9/02	-44.1	+22.0	+66.1

     Just as there were skeptics in the early ’70s when Chuck Royce began to apply a value approach to small-cap stocks, some questioned the viability of a small-cap fund that focused on dividend-paying stocks. What many seemed to miss was that the small-cap universe had always been fertile ground for dividend-paying companies, and remains so today. In fact, as of 12/31/02,  approximately   2,100  of  the  more than

     This has translated into solid relative performance during what may go down as the worst bear market in the last 25 years. At a time when many small-cap stocks were notching double-digit negative performance, the Fund’s portfolio held up comparatively well. We think that the Fund’s history of strong down-market performance and its respectable record of up-market results make it a good choice for a volatility-conscious investor looking to invest in small-caps.

	RTR VS. RUSSELL 2000: PERFORMANCE AND VOLATILITY COMPARISON
		AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002				VOLATILITY SCORES INCEPTION THROUGH DECEMBER 31, 2002.
		1-YEAR	3-YEAR	5-YEAR	FROM INCEPTION (12/15/93)	BETA	STANDARD DEVIATION
	Royce Total Return Fund*	-1.60%	10.49%	7.49%	12.79%	0.43	10.92
	Russell 2000	-20.48	-7.54	-1.36	6.30	0.86	19.93

* All performance reflects Investment Class results. Shares of Royce Total Return Fund’s Consultant Class and Financial Intermediary Class bear an annual distribution expense that is not borne by the Investment Class.

	Past performance is no indication of future results. The Fund invests primarily in securities of small- and micro-cap companies that may involve considerably more risk than investments in securities of large-cap companies (see “Primary Risks for Fund Investors“ in the Prospectus). Please see page 32 for more information on performance and volatility figures including a description of beta and standard deviation.
12	| THE ROYCE FUNDS ANNUAL REPORT 2002

TRUSTEES AND OFFICERS

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

NAME AND POSITION: Charles M. Royce, Trustee,* President and Treasurer
Age: 63                        No. of Funds Overseen: 17
Tenure: Since 1982      Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President and Chief Investment Officer of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

NAME AND POSITION: Mark R. Fetting, Trustee*
Age: 48                       No. of Funds Overseen: 17
Tenure: Since 2001    Non-Royce Directorships: Director of registered                                     investment companies constituting four Legg
                                    Mason Funds.

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

NAME AND POSITION: Donald R. Dwight, Trustee
Age: 71                       No. of Funds Overseen: 17
Tenure: Since 1998     Non-Royce Directorships:   Trustee of   the
                                   registered investment companies constituting the
                                   94 EatonVance Funds

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

NAME AND POSITION: Richard M. Galkin, Trustee
Age: 64                       No. of Funds Overseen: 17
Tenure: Since 1982     Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs, Trustee
Age: 63                       No. of Funds Overseen: 17
Tenure: Since 1989     Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney; President of Health Policy Associates, Inc., consultants; and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke, Trustee
Age: 68                       No. of Funds Overseen: 17
Tenure: Since 1996     Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

NAME AND POSITION: David L. Meister, Trustee
Age: 63                       No. of Funds Overseen: 17
Tenure: Since 1982      Non-Royce Directorships: None

Principal Occupation (s) During Past Five Years: Chairman and Chief    Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION: G. Peter O’Brien, Trustee
Age: 57                       No. of Funds Overseen: 17
Tenure: Since 2001   Non-Royce Directorships: Trustee / Director of registered                                    investment companies constituting 18 Legg Mason
                                   Funds.Director of Renaissance Capital Greenwich Fund.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Director/Trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION: John D. Diederich, Vice President and Treasurer
Age: 51
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Managing Director and Chief Operating Officer of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 44
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George, Vice President
Age: 44
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 40
Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary
Age: 35
Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Compliance Officer and Secretary of Royce and Principal of Credit Suisse First Boston Private Equity (2001-2002).

* Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 13

	PENNSYLVANIA MUTUAL FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/02

MANAGERS’ DISCUSSION

The storm-tossed seas of the stock market made profitable navigation nearly impossible for our flagship Pennsylvania Mutual Fund (PMF) in 2002. The Fund finished the year with a disappointing return of -9.2%. Although it did manage to outpace its small-cap benchmark, the Russell 2000, which

	July-Dec 2002*			-12.30%
	1-Year			-9.22
	3-Year			8.35
	5-Year			7.02
	10-Year			10.01

was down 20.5% for the year, the Fund's performance was dissatisfying. The downturn that began in the second quarter and accelerated in July and October hit even value stocks hard, and the ensuing wave of plunging prices washed away the Fund's positive first-half results. The rally that buoyed stocks in the fourth quarter proved too little too late. The sole positive was that PMF remained ahead of the Russell 2000 from the small-cap market peak on 3/9/00 through 12/31/02, up 24.6% versus a loss of 34.3% for the benchmark. In addition, the Fund beat the Russell 2000 for the three-, five-, 10-, 15- and 20-year periods ended 12/31/02. 2002 also marked only the fourth time since 1973 that the Fund had negative calendar-year performance. PMF’s average annual total return for the 25-year period ended 12/31/02 was 14.3%.

However, while we are pleased with the Fund’s longer-term results and relative outperformance versus the benchmark, absolute performance was bad, and that is not good. The harsh third-quarter downdraft did the bulk of the damage, and we were frankly surprised by its severity. We anticipated more market volatility, but the strength and resilience of the bear was greater than we expected. Having spent much of the summer buying stocks victimized by tumbling prices, we responded to the autumn fall by building some positions whose prices declined even further, and selling off others.

	20-Year			12.52
	25-Year			14.29
	*Not annualized

	CALENDAR YEAR TOTAL RETURNS
	Year	PMF	Year	PMF
	2002	-9.2%	1994	-0.7
	2001	18.4	1993	11.3
	2000	18.4	1992	16.2
	1999	6.0	1991	31.8
	1998	4.2	1990	-11.5
	1997	25.0	1989	16.7
	1996	12.8	1988	24.6
	1995	18.7	1987	1.4

					GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain

Gold Fields ADR —Rising commodity prices kept the stock price of this South African mining and exploration company mostly golden during 2002. We like that it has few hedges and scant debt, so we bought shares through July, sold a small amount in September and are otherwise content to keep holding.

					Gold Fields ADR $ 4,908,093
					AngloGold ADR 4,884,534
					Thor Industries 4,470,685
					Curtiss-Wright 3,156,275
					Puerto Rican Cement 2,204,090

AngloGold ADR — Although its share price stumbled a bit in the summer and fall, robust commodity prices helped this international gold mining company to resume its upward climb before the end of the year. We trimmed our position in May, but think that this well-managed firm still has room to grow.

	MORNINGSTAR VOLATILITY MEASURES*
	PMF		Category Median	Best Quartile Breakpoint
	Sharpe Ratio 0.36		-0.16	0.19
	Standard Deviation 18.98		25.99	21.38
	Beta 0.62		0.89	0.72
	* Three years ended 12/31/02. Category Median and Best Quartile Breakpoint based on 360 small-cap objective funds (oldest class only) with at least three years of history.
					†All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Consultant Class bear an annual distribution expense which is not borne by the Investment Class.
14	| THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

			PORTFOLIO DIAGNOSTICS

     We increased our stake in Gene Logic, a company with an extensive database of healthy and diseased human tissue and other genetic material that allows medical professionals a potentially greater understanding of changing DNA structures. This unique business has been losing money, but it remains highly attractive to us because it was trading at or near its cash per share value for much of the latter part of 2002, which means that the market was valuing its unique business at close to zero. We think that it’s potentially worth much more. Biotech firm Applera-Celera Genomics Group specializes in gene-based therapeutic developments and related software. Its losses mounted through the year, but we still believe that its core business is capable of eventually boosting its stock price. We were a bit less sanguine about the potential rebound of business and technology consultant Sapient, especially when seeing many other attractive purchase candidates, so we sold our remaining shares in PMF’s portfolio in July.

     Positive performers helped to stem the tide of losses. The price of recreation vehicle and small- to mid-sized bus manufacturer Thor Industries split 2-for-1 in July and then kept driving on to another profitable year. We trimmed our position in April, May and July, but continue to hold a good-sized stake. Long-time holding Puerto Rican Cement was bought out by a larger competitor last summer at a very attractive premium, prompting us to sell our shares. Curtiss-Wright is a motion and flow control device maker for the defense, aerospace and automotive industries whose price peaked in July, but still held onto much of its gain through the difficult late summer and early fall downturns.

   We think that the Fund is well positioned for what we think will be a highly volatile stock market in the coming months.

			Median Market Capitalization	$446 million
			Weighted Average P/B Ratio	1.4x
			Weighted Average Yield	0.70%
			Fund Net Assets	$728 million
			Turnover Rate	33%
			No. of Holdings	197
			Symbol (Investment Class)	PENNX
			(Consultant Class)	RYPCX

			TOP 10 POSITIONS % of Net Assets
			AngloGold ADR	1.4%
			Simpson Manufacturing	1.4
			Florida Rock Industries	1.3
			ProAssurance	1.2
			ASA	1.2
			Perrigo	1.1
			Lincoln Electric Holdings	1.1
			Gold Fields ADR	1.0
			Curtiss-Wright	1.0
			Perot Systems Cl. A	1.0

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology	16.2%
			Natural Resources	13.5
			Health	13.2
			Industrial Products	13.2
			Consumer Products	9.2
			Financial Intermediaries	7.0
GOOD IDEAS AT THE TIME		Avnet — Our initial attraction to this electronics component and computer products distributor was based on its status as an industry leader and what we judged to be a sterling balance sheet. We felt that both were	Industrial Services	6.2
2002 Net Realized and Unrealized Loss			Consumer Services	4.9
Avnet	$ 4,837,666		Diversified Investment Companies	1.2
Emisphere Technologies	4,665,232		Financial Services	1.0
Sapient	3,971,242		Miscellaneous	4.7
Lexicon Genetics	3,649,099		Cash & Cash Equivalents	9.7
Gene Logic	3,114,717

compromised, as the company began to make expensive acquisitions at the top of its business cycle and its business suffered in the current recession. We sold most of our shares in October.

Emisphere Technologies —In 2002, we steadily added to our position in this drug development company whose stock price was hurt by both the late-stage failure of a blood-thinning drug and a market that saw investors avoid biotech stocks like the plague.

			Includes reinvestment of distributions.

			THE ROYCE FUNDS ANNUAL REPORT 2002 |15

	ROYCE MICRO –CAP FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/02

MANAGER'S DISCUSSION

The bear finally caught up with Royce Micro-Cap Fund (RMC) last year, after many of the stock market's smallest companies had successfully avoided the effects of the down market that began in March 2000. The Fund was down 13.4% in 2002, a disappointing return that still outpaced its small-cap benchmark, the Russell 2000, which was down 20.5% for the same period. The downturn began in earnest for RMC late in the second

	July-Dec 2002*		-16.67%
	1-Year		-13.43
	3-Year		7.56
	5-Year		6.45
	10-Year		11.62

quarter, persisted through most of the third and into mid-October before the fourth-quarter rally helped to mitigate some of the losses. The Fund lost 23.5% in the third quarter but was up 8.9% in the fourth. The long-term performance picture was somewhat more encouraging. From the small-cap market peak on 3/9/00 through 12/31/02, RMC was ahead of the Russell 2000, up 9.6% versus -34.3% for the benchmark. In addition, the Fund outperformed the Russell 2000 for the three-, five-, 10-year and since inception (12/31/91) periods ended 12/31/02. RMC's average annual total return since inception was 13.1%.

The Fund's largest net losses came from its largest sector, Technology. While many large-cap companies in this diverse area began to suffer from significant price erosion three years ago, many of RMC's Technology holdings remained net gainers until the spring of 2002. Plunging prices and related slowdowns in business led us to sell off some Technology positions for which we once held high hopes. CryptoLogic creates software for the Internet gaming industry. We thought that its business had the odds in its favor, but in October eBay acquired Internet payment processor, PayPal, the firm that enabled payment for much of CryptoLogic's products. The online auction house had previously announced that it

	Since Inception (12/31/91)		13.12
	*Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year		RMC
	2002		-13.4%
	2001		23.1
	2000		16.7
	1999		13.7
	1998		-3.3
	1997		24.7
	1996		15.5
	1995		19.1
	1994		3.6
	1993		23.7
	1994		29.4

				GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain

Jos. A. Bank Clothiers —The spending consumer was an investor's best friend in 2002, as brisk sales helped the price of this menswear retailer to nearly triple. We began to reduce our position in May and sold the last of our shares in November.

				Jos. A. Bank Clothiers $ 3,609,347
				Thor Industries 2,594,518
				Hecla Mining 2,161,136
				Martek Biosciences 1,442,330
				Via Sat 1,224,765
	MORNINGSTAR VOLATILITY MEASURES*
	RMC	Category Median	Best Quartile Breakpoint
	Sharpe Ratio 0.33	0.13	0.30

Thor Industries — Like the micro-cap engine that could, this leading manufacturer of recreation vehicles and small- to mid-sized busses kept right on going. A two-for-one July stock split and its growing business kept it cruising through another profitable year.

	Standard Deviation 24.23	27.86	22.84
	Beta 0.77	0.83	0.74

* Three years ended 12/31/02. Category Median and Best Quartile     Breakpoint based on 35 micro-cap objective funds (oldest class only)     with at least three years of history. (All small-cap objective funds with     median market capitalizations below $300 million.)

†All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s  Consultant Class and Financial Intermediary Class bear an annual distribution expense which is not  borne by the Investment Class.

16	| THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

			PORTFOLIO DIAGNOSTICS

would no longer allow consumers to use PayPal for online gambling, which we felt would potentially crimp the market for CryptoLogic, so we cashed out our shares in August.

     Yet we retain a lot of confidence in other holdings that lost money in 2002. Somera Communications de-installs then sells after-market telecommunications equipment. We like the company’s balance sheet and core business. While its industry continues to struggle, it has seen modest improvement recently, which inspires us to keep holding. DuraSwitch Industries engineers and licenses custom electronic switch technology for a variety of commercial and consumer applications, such as gasoline pumps. Its business has been growing slowly but steadily. We like its balance sheet and its ability to survive in a difficult market.

      Health was another large sector that posted substantial net losses, but that we also believe has excellent rebound potential. Durect Corporation makes what we think is an interesting treatment delivery system for pain medication — a matchstick-sized, implantable device that lasts as long as 90 days. Martek Biosciences (which posted net gains for the year) extracts fatty acids from fish and mixes it with baby formula. The fatty acids have been found to play an important role in the development of human intelligence (and after last year, we may prescribe it for all of our portfolio managers). While they are found in breast milk, these fatty acids are currently not in most baby formula. Our hope is that as recognition and acceptance of the product grows, so will the company’s stock price. However, not all of the portfolio activity was confined to more volatile sectors. We also increased our stake in oil and gas firms PetroCorp and 3TEC Energy, as well as in insurers ProAssurance and PXRE Group, putting the Fund in what we believe is good shape for the volatile stock market to come.

			Median Market Capitalization	$206 million
			Weighted Average P/B Ratio	1.2x
			Weighted Average Yield	0.4%
			Fund Net Assets	$332 million
			Turnover Rate	31%
			No. of Holdings	183
			Symbol (Investment Class)	RYOTX
			(Consultant Class)	RYMCX
			(Financial Intermediary lass)	RMCFX

			TOP 10 POSITIONS % of Net Assets
			PetroCorp	1.4%
			ProAssurance	1.4
			Richardson Electronics	1.4
			PXRE Group	1.4
			Cornell Companies	1.3
			Martek Biosciences	1.3
			Prima Energy	1.3
			Lexicon Genetics	1.3
			Antigenics	1.2
			3TEC Energy	1.2

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology	22.7%
			Health	16.2
			Natural Resources	12.6
			Industrial Products	10.6
			Industrial Services	8.9
			Financial Intermediaries	7.0
GOOD IDEAS AT THE TIME 2002 Net Realized and Unrealized Loss		Emisphere Technologies — We steadily built our position throughout 2002 in this drug development company whose stock price was hurt by both the late-stage failure of a blood-thinning drug and a market that saw investors avoid biotech stocks like the plague.	Consumer Products	6.6
Emisphere Technologies	$ 3,931,369		Consumer Services	3.1
Electroglas	3,602,396		Financial Services	1.9
CryptoLogic	2,854,847		Miscellaneous	4.7
Somera Communications	2,821,260		Cash & Cash Equivalents	5.7
Gene Logic	2,653,491

Electroglas — Although we doubled our stake in this supplier of process management tools to the semiconductor industry in the second-quarter downturn, we felt that the company was too slow to react to subsequent losses and balance sheet deterioration, so we sold our shares in August.

			Includes reinvestment of distributions.

			THE ROYCE FUNDS ANNUAL REPORT 2002 |		17

	ROYCE TOTAL RETURN FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/02

MANAGER’S DISCUSSION

“Almost only counts in horseshoes and hand grenades,” and not, we might add, in investment management. Thus, Royce Total Return Fund’s (RTR) year, while certainly strong on a relative basis, was still disappointing. The Fund was down 1.6% in 2002, well ahead of its small-cap benchmark, the Russell 2000, which was down 20.5% for the same period. While the Fund’s first-half performance was solid, it could not fully avoid the losses

	July-Dec 2002*		-6.70%
	1-Year		-1.60
	3-Year		10.49
	5-Year		7.49
	Since Inception (12/15/93)		12.79

that began to take down many value stocks last summer and into the fall. The Fund did, however, manage to lose far less than its benchmark in the dismal third quarter (-11.9% versus -21.4%) before posting a comparable return in the fourth-quarter upswing (+5.9% versus +6.2%). Over longer-term periods, the picture remains bright. RTR trounced the Russell 2000 from the small-cap market peak on 3/9/00 through 12/31/02, up 39.0% versus -34.3% for the benchmark. RTR also bested the Russell 2000 for the three-year, five-year and since inception (12/15/93) periods ended 12/31/02. The Fund’s average annual total return since inception was 12.8%.

When the bear finally slashed at value stocks in 2002, he did so with little regard to valuation or financial characteristics — nearly every type of stock felt his bite (although in RTR’s portfolio strong-performing corporate bonds and other relatively high-yielding securities helped to check losses). Industrial Products, the Fund’s largest sector and home to some of its most conservatively managed companies, lost almost as much as Technology, its most volatile. Of course, the former sector represents a far larger portion of the Fund’s holdings and the latter’s losses were disproportionately

	*Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year		RTR
	2002		-1.6%
	2001		14.8
	2000		19.4
	1999		1.6
	1998		4.8
	1997		23.7
	1996		25.5
	1995		26.9
	1994		5.1

				GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain

AngloGold — Rising commodity prices helped this international mining company to enjoy a golden year in 2002. Its steadily rising price led us to sell our position between September and December, though we still find much to like about this company, including its dividend.

				AngloGold ADR $ 2,542,695
				Puerto Rican Cement 2,323,235
				Thor Industries 2,266,550
				Allen Telecom 7.75% Conv. Pfd. 2,214,976
				Level 3 Communications 9.125% Sr. Note Due 5/1/08 1,907,750
	MORNINGSTAR VOLATILITY MEASURES*
	RTR	Category Median	Best Decile Breakpoint
	Sharpe Ratio 0.52	-0.16	0.38

Puerto Rican Cement — While merger and acquisition activity was hard to find in 2002, a larger competitor bought out this construction aggregates company in June at a high premium. We sold our shares in August.

	Standard Deviation 15.30	25.99	18.25
	Beta 0.50	0.89	0.59
	* Three years ended 12/31/02. Category Median and Best Decile Breakpoint based on 360 small-cap objective funds (oldest class only) with at least three years of history.

†  All performance and risk information for RTR reflects Investment Class results. Shares of RTR's Consultant Class and Financial Intermediary Class bear an annual distribution expense which is not borne by the Investment Class.

18	| THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

			PORTFOLIO DIAGNOSTICS

large in relation to its share of the portfolio, but it remains the case that losses could be found throughout the portfolio. In the majority of instances, we still feel strongly about the ability of our portfolio holdings to turn things around.

    We continued all through the year to build a position in software and digital content provider Autodesk, believing that its stock price will eventually correspond to our estimate of its worth as a business. Perkin-Elmer is a multi-line company whose specialties include drug discovery and research, lighting and imaging solutions and fluid control devices. Although the balance sheet carries a bit more debt than we would ideally prefer, we think that its growing businesses, solid dividend and attractively low price make the risk worthwhile.

     Investment manager W. P. Stewart & Co. has struggled with soft earnings, but its turnaround potential is strong in our view, so we added to our stake during 2002. We also built our position in another beleaguered, but in our opinion well-run, asset management company, Alliance Capital Management Holding. ABM Industries provides facilities management and other building services for large commercial and industrial companies. Its business has been hurt over the last two years both by the recession and by the destruction of the World Trade Center, since the Twin Towers were formerly ABM’s largest client. Its price recovered for a while earlier in 2002 following the announcement of a two-for-one stock split in March, before dropping again in October. We think that its balance sheet is very attractive and like its status as a leader in its industry. Companies such as these keep our confidence high in the Fund’s long-term performance potential.

			Median Market Capitalization	$967 million
			Weighted Average P/B Ratio	1.6x
			Weighted Average Yield	2.2%
			Fund Net Assets	$1.2 billion
			Turnover Rate	22%
			No. of Holdings	343
			Symbol (Investment Class)	RYTRX
			(Consultant Class)	RYTCX
			(Financial Intermediary Class)	RYTFX

			TOP 10 POSITIONS % of Net Assets
			Gallagher (Arthur J.) & Company	1.0%
			Alliance Capital Management Holding L.P.	1.0
			Nordson Corporation	0.9
			Erie Indemnity Company Cl. A	0.9
			Level 3 Communications	0.9
			Autodesk	0.8
			Hawaiian Electric Industries	0.8
			Wesco Financial	0.8
			ABM Industries	0.8
			FactSet Research Systems	0.8

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Industrial Products	21.1%
			Financial Intermediaries	15.5
			Financial Services	8.8
			Industrial Services	8.7
			Natural Resources	7.8
			Consumer Products	6.6
GOOD IDEAS AT THE TIME		Avnet — Its status as an industry leader and what we judged to be a sterling balance sheet initially drew us to this electronics distributor. We feel that both have been compromised, as the company began to make	Technology	6.2
2002 Net Realized and Unrealized Loss			Health	4.9
Avnet	$6,238,335		Consumer Services	2.5
On Assignment	2,980,336		Utilities	2.3
Alliance Capital Management Holding L.P.	2,927,686		Miscellaneous	5.0
Arrow Electronics	2,620,835		Bonds & Preferred Stocks	3.0
Technitrol	2,557,185		Treasuries, Cash & Cash Equivalents	7.6

expensive acquisitions at the top of its business cycle, and its business has suffered in the current recession. However, we think that the firm may ultimately be able to turn things around, so we are holding on.

On Assignment — We like the niche business of this provider of scientific personnel in the highly specialized biotechnology, pharmaceutical and environmental industries, so we built our position as its price slid dramatically in July following the announcement of organizational changes in the company.

			Includes reinvestment of distributions.

			THE ROYCE FUNDS ANNUAL REPORT 2002 |		19

	ROYCE LOW - PRICED STOCK FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/02

MANAGER’S DISCUSSION

Too many holdings in Royce Low-Priced Stock Fund’s (RLP) diversified portfolio of small- and micro-cap stocks finished the year at even lower prices than they started. The Fund was down a dismal 16.3% in 2002, ahead of its small-cap benchmark, the Russell 2000, which was down 20.5% for the same period. A difficult second quarter segued into an even more troublesome third quarter, as the bearish theme crept into value stocks that it

	July-Dec 2002*		-14.52%
	1-Year		-16.28
	3-Year		9.08
	5-Year		11.51
	Since Inception (12/31/91)		13.71

had previously avoided. RLP lost 21.3% in the third quarter before rallying with a return of 8.6% in the more robust fourth. The Fund’s long-term returns somewhat mitigated the Fund’s disappointing calendar-year performance. RLP outperformed the Russell 2000 for the three-year, five-year and since inception (12/15/93) periods ended 12/31/02. It also beat the benchmark from the small-cap market peak on 3/9/00 through 12/31/02, up 23.4% versus a loss of 34.3% for the Russell 2000. The Fund’s average annual total return since inception was 13.7%.

Holdings in the Health and Technology sectors were hit especially hard in the downturn. We feel confident about the recovery potential for each area. In fact, we find healthcare and biotech stocks especially promising. Although arguably not as visible as our daily use of the Internet and telecommunications, healthcare is growing rapidly. In 2002, a year in which biotech and other health stocks struggled, health-care costs increased in the U.S. We see no signs of this trend slowing down; instead, we see the aging Baby Boomer generation and the attendant demand for improvements in overall quality of life keeping the demand for health-care products and services growing. For smaller companies, the risk is that their capital will be

	*Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year		RLP
	2002		-16.3%
	2001		25.1
	2000		24.0
	1999		29.8
	1998		2.4
	1997		19.5
	1996		22.8
	1995		22.5
	1994		3.0

				GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain

Gold Fields — Precious metals stocks shone brightly for the Fund’s portfolio in 2002, none more so than this South African mining and exploration company that benefited from robustly climbing commodity prices. We trimmed our position in May, but still hold a large stake.

				Gold Fields ADR $ 25,133,250
				Glamis Gold 17,263,143
				AngloGold ADR 14,565,267
				Goldcorp 11,852,060
				Harmony Gold Mining ADR 10,472,571
	MORNINGSTAR VOLATILITY MEASURES*
	RLP	Category Median	Best Quartile Breakpoint
	Sharpe Ratio 0.37	-0.16	0.19	Glamis Gold — Unlike other “winners,” this well-managed precious metals mining company improved on its first-half gains. We built our position through July and are happy to hold.
	Standard Deviation 27.58	25.99	21.38
	Beta 0.96	0.89	0.72
	*Three years ended 12/31/02. Category Median and Best Quartile Breakpoint based on 360 small-cap objective funds (oldest class only) with at least three years of history.

20	| THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

			PORTFOLIO DIAGNOSTICS

exhausted before the economy and/or stock market improve. Yet we think that larger pharmaceutical and biotech companies, generally on the lookout for new products and services, are more likely to buy out promising companies before they run out of capital if the stock market and economy fail to recover in a timely fashion. Therefore, we increased our positions in many of the Fund’s holdings in the Health sector amidst the precipitous drops in the summer and autumn months. Many of these stocks were trading at approximately their cash value, meaning that the market was essentially placing a zero value on their businesses. From our perspective, this translated into healthy bargains. For example, the price of Lexicon Genetics fell through most of 2002, yet we like its gene knockout technology, which is designed to discover the physiological functions and medical uses of genes. We also think that its approximately $300 million facilities, $100 million in cash and increasing revenues make it a terrific company.

    Moving from Health to Technology, we built our position in leading information technology consultant Perot Systems. Its stock price sloped downward as it tried to shake off industry difficulties and deal with allegations of energy price fixing in California. We also increased our stake in Somera Communications, a company that de-installs telecommunications equipment and then sells it. The growing business of new top-ten holding, satellite communications equipment maker ViaSat led us to continue buying shares during much of the year.

    While we were not satisfied with 2002’s performance, we think that the Fund is well positioned for the volatile market..

			Median Market Capitalization	$478 million
			Weighted Average P/B Ratio	1.4x
			Weighted Average Yield	0.5%
			Fund Net Assets	$1.8 billion
			Turnover Rate	29%
			No. of Holdings	199
			Symbol	RYLPX

			TOP 10 POSITIONS % of Net Assets
			Goldcorp	1.9%
			Glamis Gold	1.9
			Gold Fields ADR	1.9
			Perrigo	1.6
			Unit Corporation	1.6
			Callaway Golf	1.5
			Topps Company (The)	1.4
			Arctic Cat	1.4
			ViaSat	1.4
			Perot Systems Cl. A	1.3

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology	19.2%
			Natural Resources	17.8
			Health	16.9
			Consumer Products	13.3
			Financial Intermediaries	6.2
			Industrial Products	6.2
GOOD IDEAS AT THE TIME		Emisphere Technologies — We are waiting patiently for the announcement of strategic partnerships with larger pharmaceutical companies that have so far not materialized for this form that develops methods to deliver medications (such as insulin) orally that are typically	Consumer Services	4.7
2002 Net Realized and Unrealized Loss			Industrial Services	4.5
Emisphere Technologies	$20,252,772		Financial Services	1.0
Stillwater Mining	16,480,130		Utilities	0.3
Gene Logic	15,611,011		Miscellaneous	4.7
Lexicon Genetics	15,418,819		Cash & Cash Equivalents	5.2
Electroglas	14,259,343

not able to be taken in that fashion.

Stillwater Mining —Unlike the Fund’s other holdings in precious metals, the price of this palladium mining company slumped in 2002. Palladium is primarily used as a component in catalytic converters in automobiles. Its commodity market was highly volatile last year, attributable in part to the unstable economy in Russia, home of many of the world’s mines.

			Includes reinvestment of distributions.
			THE ROYCE FUNDS ANNUAL REPORT 2002 | 21

	ROYCE OPPORTUNITY – FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/02

MANAGER’S DISCUSSION

While promising buying opportunities were plentiful in 2002, profitable ones remained scarce for Royce Opportunity Fund (ROF). The Fund was down 17.0% last year, outperforming its small-cap benchmark, the Russell 2000, which was down 20.5% for the same period. Its struggles began late in the second quarter as the bear market finally caught up to value stocks. The third-quarter market decline was especially difficult for ROF, as it lost 27.8% in the last summer months before rebounding a bit in

	July-Dec 2002*		-19.86%
	1-Year		-17.01
	3-Year		5.28
	5-Year		10.13
	Since Inception (11/19/96)		12.53

the more robust fourth quarter with a return of 10.9%. While the late-year rally was a welcome development, it could not make up for earlier difficulties. However, the long-term situation offered more encouragement. From the small-cap market peak on 3/9/00, ROF stayed ahead of the Russell 2000, down 0.8% versus a loss of 34.3% for the benchmark. It also outperformed the benchmark for the three-year, five-year and since inception (11/19/96) periods ended 12/31/02. The Fund’s average annual total return since inception for the period ended 12/31/02 was 12.5%.

The Fund’s portfolio positioning early in 2002 was based on anticipated improvements in industrial spending, a view that seemed reasonable in light of the hiatus in capital spending that took place during 2001’s fourth quarter. Needless to say, these spending increases never took place, and, to make matters worse, the wave of accounting scandals produced an even more pronounced level of corporate fiscal conservatism. As stock buyers, this was not an entirely unwelcome development, as prices continued to fall and thus appeared more attractive as the year went on. Management teams have been working to keep costs lower and companies operating

	*Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year		ROF
	2002		-17.0%
	2001		17.3
	2000		19.9
	1999		32.3
	1998		4.9
	1997		20.8

				GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain

Cray — This manufacturer of high-performance computer systems was the result of two companies merging. Its ensuing product line got customers and investors interested in 2002. We think that its super-computer market has room to grow, so we are holding a good-sized stake.

				Cray $ 4,503,763
				Avid Technology 2,925,199
				Pinnacle Systems 2,889,253
				MEMC Electronic Materials 2,666,320
				Central Garden & Pet 2,599,510
	MORNINGSTAR VOLATILITY MEASURES*
	ROF	Category Median	Best Quartile Breakpoint
	Sharpe Ratio 0.22	-0.16	0.19

Avid Technology — Like Cray, another Technology bright spot, we initially bought shares because we like its product; the firm makes software for the profitable digital media production industry. We trimmed our position between July and December.

	Standard Deviation 28.39	25.99	21.38
	Beta 0.96	0.89	0.72
	* Three years ended 12/31/02. Category Median and Best Quartile Breakpoint based on 360 small-cap objective funds (oldest class only) with at least three yearsof history.

†  All performance and risk information for ROF reflects Investment Class results. Shares of ROF's Financial Intermediary Class bear an annual distribution expense which is not borne by the Investment Class.

22	| THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

			PORTFOLIO DIAGNOSTICS

in a leaner fashion, and therefore potentially improve their prospects. We do feel confident that 2003 will not mark a fourth consecutive year of little to no corporate spending. However, the ongoing drought in capital expenditures also meant a prolonged decline in value for many portfolio holdings.

The Fund’s two largest sectors, Technology and Industrial Products, also posted the largest net losses. These areas suffered more than most from the tight spending on the part of corporations in 2002. We increased our positions in many companies, including Phoenix Technologies, a manufacturer of BIOS, a system-enabling software product for PCs and connected digital devices. Poor PC sales have hurt licensing royalties, but we like its niche business, its balance sheet and its turnaround potential. MCSi distributes electronic signage, office automation supplies, accessories and audio-visual presentation products throughout the U.S. and Canada. Its stock price has been slumping badly in the difficult economic environment for Tech-based industrial companies, but we think that its steady earnings and strong balance sheet bolster its chances for a recovery. C-COR.net designs, manufactures, and markets network transmission products for the cable industry, which has been hit hard by sluggish business and the Adelphia bankruptcy. We think that it’s a well-managed business that should benefit when the cable business recovers.

    On balance, we think that the Fund is well positioned for the coming months. Global trade remains brisk and consumers continue to spend, so we are hopeful that profitable opportunities are forthcoming.

			Median Market Capitalization	$247 million
			Weighted Average P/B Ratio	1.0x
			Weighted Average Yield	0.7%
			Fund Net Assets	$687 million
			Turnover Rate	46%
			No. of Holdings	285
			Symbol (Investment Class)	RYPNX
			(Institutional Class)	ROFIX
			(Financial Intermediary Class)	RYOFX

			TOP 10 POSITIONS % of Net Assets
			Allen Telecom	1.3%
			MEMC Electronic Materials	0.9
			MacDermid	0.8
			Brown Shoe Company	0.8
			Cray	0.8
			Nam Tai Electronics	0.8
			Moog Cl. A	0.8
			Cash America International	0.8
			CIRCOR International	0.7
			Wellman	0.7

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology	28.3%
			Industrial Products	26.0
			Consumer Services	11.5
			Industrial Services	10.2
			Consumer Products	6.2
			Natural Resources	4.4
			Health	3.1
GOOD IDEAS AT THE TIME		Atlas Air Worldwide Holdings — Concerns about accounting scandals led this international air freight company to re-state earnings earlier in the year. Its debt situation is not ideal, but we still think that its strong business might be able to help the company reverse its fortunes.	Financial Intermediaries	1.0
2002 Net Realized and Unrealized Loss			Financial Services	0.4
Atlas Air Worldwide Holdings	$ 5,644,805		Miscellaneous	5.0
Brooks-PRI Automation	5,170,647		Preferred Stocks	0.3
Phoenix Technologies	4,317,215		Cash & Cash Equivalents	3.6
ANADIGICS	4,204,998
Veeco Instruments	4,194,886

Brooks–PRI Automation — We like the balance sheet and the strong cyclical business of this semiconductor capital equipment maker, but a recent merger designed to streamline operations in the midst of an industry-wide slowdown did not endear its stock to investors. We have been building our position since first buying shares in April.

			Includes reinvestment of distributions.

			THE ROYCE FUNDS ANNUAL REPORT 2002 |		23

	ROYCE PREMIER FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/02

MANAGERS' DISCUSSION

Unfortunately, Royce Premier Fund (RPR) did not live up to the high standards implied by its name in 2002. The Fund suffered through a mostly disappointing year, with a loss of 7.8%, although it did outperform its small-cap benchmark, the Russell 2000, which was down 20.5% for the same period.

	July-Dec 2002*		-6.87%
	1-Year		-7.75
	3-Year		5.80
	5-Year		7.10
	10-Year		11.06

While avoiding the double-digit negative returns that afflicted many stocks and equity funds last year, RPR’s concentrated portfolio of small-cap stocks was unable to completely shake off the bear’s grip that began to gather many value stocks into its grasp this past summer. The Fund endured rough times in the third quarter, when it was down 12.6%, before rebounding in the fourth-quarter rally with a 6.5% return, unfortunately not enough to keep it out of negative return territory for the year. Over longer-term periods, the Fund’s performance was more encouraging. RPR outperformed the Russell 2000 from the small-cap market peak on 3/9/00 through 12/31/02, up 16.1% versus -34.3% for the benchmark. It also beat the Russell 2000 for the three-, five-, 10-year and since inception (12/31/91) periods ended 12/31/02. RPR’s average annual total return since inception was 11.5%.

In the case of portfolio holdings in the Health sector, sick prices meant increased exposure in 2002’s second half. We more than tripled our position in contact lens maker Ocular Sciences, a firm whose business we have long held in high regard. The firm had what we see as a minor earnings disappointment last year, which did little to alter our strong image of the firm's business. The price of Covance, a contract research firm that provides product development and other services to various health-related

	Since Inception (12/31/91)		11.47
	*Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year		RPR
	2002		-7.8%
	2001		9.6
	2000		17.1
	1999		11.5
	1998		6.7
	1997		18.4
	1996		18.1
	1995		17.8
	1994		3.3
	1993		19.0
	1992		15.8

				GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain

AngloGold — Rising commodity prices helped this international mining company to enjoy a golden year in 2002. Its steadily rising price led us to sell some shares, but we still find much to like about this company, including its dividend.

				AngloGold ADR $ 15,440,213
				Big Lots 8,716,199
				Goldcorp 6,170,361
				Curtiss-Wright 5,700,850
				Claire’s Stores 5,561,225
	MORNINGSTAR VOLATILITY MEASURES*
	RPR	Category Median	Best Quartile Breakpoint
	Sharpe Ratio 0.29	-0.16	0.19

Big Lots — The stock price of this closeout retailer rose steadily through July, thanks to robust sales growth and increased attention from Wall Street. We sold some shares between February and July before buying a small amount in December.

	Standard Deviation 18.89	25.99	21.38
	Beta 0.69	0.89	0.72
	* Three years ended 12/31/02. Category Median and Best Quartile Breakpoint based on 360 small-cap objective funds (lowest expense class only) with at least three years of history.

†  All performance and risk information for RPR reflects Investment Class results. Shares of RPR's Financial Intermediary Class bear an annual distribution expense which is not borne by the Investment Class.

24	| THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

			PORTFOLIO DIAGNOSTICS

industries, suffered a steep drop in July that led us to repurchase shares. We then watched happily as its price recovered in the fall. Our high opinion of its business keeps us holding. We also like the core business of Applera Corporation - Celera Genomics Group, a biotech company that specializes in gene-based therapeutic developments and related software, so we built our position throughout the year. Blood collection and storage specialist Haemonetics is another company whose niche business we view as potentially rich in profit, so we added to our stake as its price stumbled.

     Technology was an area where losses were heavy, but where we think the potential for good businesses to turn around is strong. We continued to add to our position in business and technology consultant Perot Systems. It suffered through a poor year for its industry and was further troubled by allegations of energy price fixing in California. We like its status as a leader in its field, as well as its talented management. Adaptec, a data storage and transport specialist, has what we think is a terrific niche business, as does machine vision systems maker Cognex Corporation, whose products are used to automate manufacturing processes where vision is required. We increased our position in each firm in 2002. Portfolio holdings in the Financial Intermediaries sector also remained in the red. Insurance companies went from first-half gainers to second-half losers, as stock prices seemed hurt by capital restructuring throughout the industry. Online brokerage and banking specialist E*TRADE Group is a company that we think has moved successfully from online stock buying to offering an array of financial services. We like its long-term prospects and were content to keep buying in a poor market for financial stocks.

			Median Market Capitalization	$1.0 billion
			Weighted Average P/B Ratio	1.7x
			Weighted Average Yield	0.7%
			Fund Net Assets	$861 million
			Turnover Rate	33%
			No. of Holdings	58
			Symbol (Investment Class)	RYPRX
			(Institutional Class)	RPFIX
			(Financial Intermediary Class)	RPFFX

			TOP 10 POSITIONS % of Net Assets
			Florida Rock Industries	3.5%
			Goldcorp	3.3
			AngloGold ADR	3.2
			Woodward Governor	3.0
			Lincoln Electric Holdings	2.9
			Tom Brown	2.9
			Simpson Manufacturing	2.9
			Big Lots	2.7
			Erie Indemnity Company Cl. A	2.3
			Curtiss-Wright	2.3

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology	21.9%
			Health	13.8
			Industrial Products	13.1
			Natural Resources	12.8
			Industrial Services	8.9
			Financial Intermediaries	8.5
			Consumer Products	5.2
GOOD IDEAS AT THE TIME		Allegiance Telecom — We still see some turnaround potential for this specialist in telecommunications services for small- and medium-sized business, but mounting losses led us to sell our position in the Fund in July.	Consumer Services	4.6
2002 Net Realized and Unrealized Loss			Financial Services	1.6
Allegiance Telecom	$ 17,068,802		Cash & Cash Equivalents	9.6
Avnet	14,219,520
Applera Corporation - Celera Genomics Group	11,603,073
Sapient Corporation	11,550,270
Perot Systems Cl. A	8,474,536

Avnet — Our initial attraction to this electronics component and computer products distributor was based on its status as an industry leader and what we judged to be a sterling balance sheet. We felt that both were compromised as the company began to make expensive acquisitions at the top of its business cycle and its business suffered in the current recession. We reduced our position in October.

			Includes reinvestment of distributions.

			THE ROYCE FUNDS ANNUAL REPORT 2002 |		25

	ROYCE TRUST & GIFTSHARES FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/02

MANAGER’S DISCUSSION

The stock market never found itself in a consistently giving mood for Royce Trust & GiftShares Fund (RTG) last year. The Fund was down 18.9% in 2002, ahead of its small-cap benchmark, the Russell 2000, which fell 20.5% in the same period. Even when taking outperformance versus the benchmark into account, it was a dismal year for the Fund. While many small-cap value issues evaded the bear in 2000 and 2001, their good fortunes ran out

	July-Dec 2002*		-11.94%
	1-Year		-18.93
	3-Year		2.97
	5-Year		13.08
	Since Inception (12/27/95)		16.56

before the end of 2002’s second quarter, and turned quickly sour between the end of the third quarter and the beginning of the fourth, when stocks of all stripes suffered steep losses. RTG’s difficulties began in the second-quarter downturn and then became especially pronounced in the third quarter, when it declined 19.7%. The subsequent fourth-quarter rally could not overcome the previous two quarters’ losses. However, the long-term picture was more encouraging. RTG was ahead of the Russell 2000 from the small-cap market peak on 3/9/00 through 12/31/02 (2.6% versus -34.3%), as well as for the three-year, five-year and since inception (12/27/95) periods ended 12/31/02. The Fund’s average annual total return since inception was 16.6%.

Technology, the Fund’s largest sector, also saw by far the greatest losses. In some cases, enough damage had been done for us to take our losses and move on. When stocks are losing money, this is not always our strategy, as we have always sought to be patient investors. However, two related factors made these decisions a bit easier. First, the summer and autumn declines were as extreme as any we’ve seen, and second, overall price weakness created what we thought were attractive opportunities in many other corners of

	*Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year		RTG
	2002		-18.9%
	2001		20.5
	2000		11.7
	1999		41.8
	1998		19.5
	1997		26.0
	1996		25.6

				GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain

Big Lots — The stock price of this closeout retailer rose steadily through July thanks to robust sales growth and increased attention from Wall Street. We closed out our shares in the Fund’s portfolio in June.

				Big Lots $ 503,652
				Delta Apparel 435,886
				Ritchie Bros. Auctioneers 216,630
				Cabot Microelectronics 201,263
				Navigators Group 147,108
	MORNINGSTAR VOLATILITY MEASURES*
	RTG	Category Median	Best Quartile Breakpoint
	Sharpe Ratio 0.22	-0.16	0.19

Delta Apparel — We continue to hold a large position in this profitable knitwear apparel maker. Strong consumer spending and a 2-for-1 September stock split kept its price rising more or less steadily through the year.

	Standard Deviation 24.78	25.99	21.38
	Beta 0.97	0.89	0.72
	* Three years ended 12/31/02. Category Median and Best Quartile Breakpoint based on 360 small-cap objective funds (oldest class only) with at least three years of history.

†  All performance and risk information for RTG reflects Investment Class results. Shares of the RTG's Consultant Class and Consultant B Class bear an annual distribution expense that are higher than that of the Investment Class. Shares of Consultant B Class are also subject to a contingent deferred sales charge which is not applicable to RTG's other classes.

26	| THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

			PORTFOLIO DIAGNOSTICS

the market. We sold our position in electronics and computer products distributor Avnet in October and December. The company’s once strong balance sheet was hurt by an uncommonly poor environment in its industry and the acquisition of some smaller competitors at prices that began to look more and more expensive as the market for Technology stocks imploded. We still see some turnaround potential for the business of Allegiance Telecom, a specialist in telecommunications services for small- and medium-sized business, but sold our shares in RTG’s portfolio in October. Losses were mounting and cash was flowing out, which led us to turn our attention elsewhere.

     One place that we turned was information technology consultant Gartner. It is a leader in an industry that we have followed closely for the past few years and found the low price it hit during October very attractive when we initiated our position in the Fund. We think that its business, like that of Perot Systems, has the potential to flourish when capital spending on technology begins to pick up. Two new positions in the top ten whose prices were floundering last year were investment managers Alliance Capital Management Holding L.P. and Neuberger Berman. We think that each is a well-managed company in a business that we feel we understand well. Both firms felt the brunt of the market’s woes, as mutual fund assets fell precipitously throughout 2002. Alliance also struggled through the Enron scandal, as it held a large position in the bankrupt energy company.

     While we were unhappy with the Fund’s performance in 2002, we think that its concentrated portfolio of small- and micro-cap stocks is well positioned for the currently volatile market.

			Median Market Capitalization	$672 million
			Weighted Average P/B Ratio	1.7x
			Weighted Average Yield	0.6%
			Fund Net Assets	$29 million
			Turnover Rate	66%
			No. of Holdings	53
			Symbol (Investment Class)	RGFAX
			(Consultant Class)	RYGCX
			(Consultant Class B)	RGFCX

			TOP 10 POSITIONS % of Net Assets
			Delta Apparel	4.5%
			Ritchie Bros. Auctioneers	3.2
			Neuberger Berman	2.9
			Alliance Capital Management Holding L.P.	2.7
			Applera Corporation- Applied Biosystems Group	2.4
			Newport	2.3
			Lincoln Electric Holdings	2.3
			Perrigo	2.3
			Level 3 Communications	2.3
			FactSet Research Systems	2.3

			PORTFOLIO SECTOR BREAKDOWN
			% of Net Assets
			Technology	28.1%
			Health	12.6
			Industrial Services	11.6
			Financial Services	9.6
			Consumer Products	8.0
			Financial Intermediaries	6.2
GOOD IDEAS AT THE TIME		CNET Networks — We thought we saw great growth potential in this technology and Internet services company, especially its net-based media services business. But severe losses in the third and early fourth	Natural Resources	3.6
2002 Net Realized and Unrealized Loss			Industrial Products	2.3
CNET Networks	$945,600		Cash & Cash Equivalents	18.0
Covansys Corporation	534,522
Perot Systems Cl. A	533,500
Allegiance Telecom	498,062
Avnet	487,314

quarters were discouraging enough for us to sell our position in October.

Covansys — Although we still have not lost all hope for this information technology consultant, we saw enough losses and consequent balance sheet deterioration to lead us to sell our shares in October.

			Includes reinvestment of distributions.

			THE ROYCE FUNDS ANNUAL REPORT 2002 |		27

	ROYAL SPECIAL EQUITY FUND

	AVERAGE ANNUAL TOTAL RETURNS					MANAGERS' DISCUSSION
	Through 12/31/02
	July-Dec 2002*		-3.48%

The lone bright spot among The Royce Funds in 2002 came courtesy of Royce Special Equity Fund’s (RSE) portfolio of small- and micro-cap stocks. The Fund was up 15.3% last year, leaving its small-cap benchmark, the Russell 2000, trailing far behind with a loss of 20.5% for the same period. The Fund enjoyed a very strong first half

	1-Year		15.32
	3-Year		20.59
	Since Inception (5/1/98)		8.70
	*Not annualized.				Charlie Dreifus

and managed to lose less than most of its peers in the third-quarter downturn that hurt many value stocks. The fourth-quarter rally was especially good to larger-cap and more aggressive stocks, so the Fund’s relative lack of participation was unsurprising to us. Even more impressive from our perspective has been the Fund’s strong performance from the small-cap market peak in 3/9/00 through 12/31/02, in which RSE was up an eye-catching 73.7% versus a decline of 34.3% for the Russell 2000. It also beat its benchmark for the three-year and since inception (5/1/98) periods ended 12/31/02. The Fund’s average annual total return since inception was 8.7%.

	CALENDAR YEAR TOTAL RETURNS
	Year		RSE
	2002		15.3%
	2001		30.8
	2000		16.3
	1999		-9.6

      In 2002, it was "cool to be conservative." When they bothered with equities at all, investors tended to favor securities with simple businesses, conservative accounting practices, little debt, low valuations and dividends. These factors (along with others) have always played an important role in RSE's security selection process. With three consecutive years of significant market losses, we do not believe that U.S. investors' priorities will shift soon. Our own will certainly not. Despite the fact that individual investors have substantial low-yielding cash reserves (in addition to substantial amounts of borrowings) and that institutional investors may rebalance their portfolios out of fixed income into equities, we remain cautious about prospects for the overall

	MORNINGSTAR VOLATILITY MEASURES*
		RSE	Category Median	Best Decile Breakpoint
	Sharpe Ratio	0.99	-0.16	0.38
	Standard Deviation	15.94	25.99	18.25
	Beta	0.35	0.89	0.59
	* Three years ended 12/31/02 Category Median and Best Quartile Breakpoint based on 360 small-cap objective funds (oldest class only) with at least three years of history.

	■	Fundamentally driven,			GOOD IDEAS THAT WORKED		1-800-CONTACTS — Once this company that sells contact lenses online and by telephone resolved a dispute with Johnson & Johnson regarding lower-cost lens supplies, investors clearly saw the
					2002 Net Realized and Unrealized Gain
	combining the value approach				1-800-CONTACTS	$2,153,895
	of Benjamin Graham with the				Columbia Sportswear Company	1,186,886
	accounting cynicism of				Lancaster Colony	1,050,727
	Abraham Briloff				Bandag Cl. A	1,019,370
					Liqui-Box	1,009,251
	■	Looks for companies that			company’s value and its price rose steadily.
	generate high returns on
	invested capital and that are

Columbia Sportswear — The business of this well-regarded outdoor activewear apparel maker outpaced its peers in 2002. Growing earnings and colder weather also seem to have helped its price to rise as temperatures dropped.

	inexpensively priced on an
	absolute basis

	■	Seeks to identify companies
	whose value is unrecognized or
	under recognized by the market

28	| THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

			PORTFOLIO DIAGNOSTICS

market. Considering the S&P 500’s projected 2003 operating P/E ratio of approximately 17.0x, we see little room for meaningful P/E expansion. We think that more conservative accounting is likely to hinder the operating earnings improvement stemming from the anticipated economic upturn in 2003. Any upturn may conceivably also spell the end of lower (as well as currently low) interest rates. Our expectation for 2003 is one of modest, mid- to upper-single-digit improvement for stocks. Our belief is that we can do better because we are stock pickers. We own securities that we believe can grow earnings even if the market does not.

     In our search for financially strong, quality companies trading at attractive discounts, we examine several metrics in relation to one another. One of the most important is Enterprise Value divided by Earnings Before Interest and Taxes (EBIT) in relation to a company’s Returns on Invested Capital (ROIC). The EV/EBIT metric is perhaps our most important measure of a company’s valuation (particularly on an absolute basis). An inexpensively priced company is not necessarily a good one, and that is when ROIC is taken into consideration. A company with strong returns on its invested capital is, to our mind, an attractive business, with perhaps an equally attractive niche quality. While hardly foolproof, this relation is nonetheless a critical element in the Fund’s security selection process. We continue to view an investment in the Fund as an appropriate long-term investment strategy and believe that adherence to a disciplined methodology where the underpinnings are rooted in sound economic and business principles should be rewarding.

			Median Market Capitalization	$520 million
			Weighted Average P/B Ratio	1.7x
			Weighted Average Yield	1.7%
			Fund Net Assets	$398 million
			Turnover Rate	41%
			No. of Holdings	75
			Symbol	RYSEX

			TOP 10 POSITIONS % of Net Assets
			Lancaster Colony	3.7%
			Banta	3.6
			Lubrizol	3.4
			Universal	2.9
			Bob Evans Farms	2.8
			Schweitzer-Mauduit International	2.6
			Bandag Cl. A	2.6
			Russ Berrie and Company	2.6
			Farmer Bros.	2.3
			National Presto Industries	2.3

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Consumer Products	23.9%
			Industrial Products	18.6
			Industrial Services	18.4
			Consumer Services	15.3
			Health	2.0
			Financial Services	0.9
GOOD IDEAS AT THE TIME		Skechers U.S.A. — This footwear manufacturer continued to disappoint relative to its industry’s expectations. We were turned off by the company’s too–frequent earnings revisions which gave us concerns about	Technology	0.4
2002 Net Realized and Unrealized Loss			Miscellaneous	4.5
Skechers U.S.A. Cl. A	$3,267,669		Cash & Cash Equivalents	16.0
Woodward Governor	1,871,960
Bob Evans Farms	1,601,054
Deb Shops	1,336,640
Banta Corporation	1,240,451

about its long-term profitability. We sold our shares in October.

Woodward Governor — We still like this company’s core businesses of engine component and gas turbine manufacture, each of which has been hurt, the former by the slowdown in the commercial aviation industry, the latter by difficulties in the utility industry. We think that the firm has done a good job facing strong headwinds, so we are currently content to hold on.

			Includes reinvestment of distributions.

			THE ROYCE FUNDS ANNUAL REPORT 2002 |		29

	ROYCE SELECT FUND

	AVERAGE ANNUAL TOTAL RETURNS					MANAGER'S DISCUSSION
	Through 12/31/02
	July–Dec 2002*		-9.69%

Unfortunately, there was nothing select about the calendar-year performance of Royce Select Fund’s (RSF) limited portfolio of small- and micro-cap stocks. The Fund was down 15.8% in 2002, ahead of its small-cap benchmark, the Russell 2000, which was down 20.5% for the same period. Its travails began in the downturn that extended

	1-Year		-15.82
	3-Year		6.41
	Since Inception (11/18/98)		14.70
	*Not annualized.
					Chuck Royce

through the end of the second quarter and grew worse from September through mid-October. The Fund rallied in the fourth-quarter, when it was up 12.7%, but this was not enough to overcome a third-quarter slide of 19.9%. Even with 2002’s poor performance, RSF remained ahead of the Russell 2000 from the small-cap market peak on 3/9/00 through 12/31/02, up 13.6% versus a loss of 34.3% for its benchmark. The Fund also outperformed the Russell 2000 for the three-year and since inception (11/18/98) periods ended 12/31/02. RSF's average annual total return since inception was 14.7%.

	CALENDAR YEAR TOTAL RETURNS
	Year		RSF
	2002		-15.8%
	2001		24.5
	2000		15.0
	1999		35.4

      While we normally would find little to complain about in a year when we've beaten the Fund’s benchmark and also maintained a considerable performance advantage over longer-term and market-cycle periods, we were very dissatisfied with the Fund’s performance in 2002. The severity of price declines from July through mid-October took us by surprise and caused us to re-evaluate many portfolio positions. From our perspective, attractive bargains were plentiful, so we sold out of some stocks chiefly to take advantage of other opportunities, either by adding to existing positions in which we had greater confidence or initiating new ones. Three healthcare stocks with which we reluctantly parted ways in the Fund’s portfolio were

	MORNINGSTAR VOLATILITY MEASURES*
		RSF	Category Median	Best Quartile Breakpoint
	Sharpe Ratio	0.30	-0.16	0.19
	Standard Deviation	27.13	25.99	21.38
	Beta	1.02	0.89	0.72
	* Three years ended 12/31/02 Category Median and Best Quartile Breakpoint based on 360 small-cap objective funds (oldest class only) with at least three years of history.

	■	Concentrated portfolio of			GOOD IDEAS THAT WORKED		Syntel — We like the core business, intelligent management and balance sheet of this information technology services company whose price spiked higher in the fourth-quarter rally.
					2002 Net Realized and Unrealized Gain
	small- and micro-cap securities				Syntel	$286,921
					Urban Outfitters	150,534
	■	Unlike any other mutual			Charming Shoppes	142,796
	fund presently offered,				Curtiss-Wright	134,818
	RSF utilizes an all-inclusive				Big Lots	130,140
	expense structure that
	varies in relation to the				Urban Outfitters — We sold our position in the Fund back in May and June after the price of this retailer and wholesaler of clothing and other merchandise shot past our estimate of its current worth.
	Fund’s performance

	■	Designed for “qualified investors,”
	defined by the SEC as those with
	a net worth exceeding $1.5 million

30	| THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

			PORTFOLIO DIAGNOSTICS

Gene Logic, The TriZetto Group and Quintiles Transnational. In each case, we think that potential turnarounds are still possible, but we wished to deploy assets elsewhere. For example, we first purchased top holding Emisphere Technologies in the Fund’s portfolio in October. We think that the firm’s proven technology of creating oral drug delivery methods for medications such as insulin is highly promising.

     It seems to us that we have been waiting for more than a year for the Fund’s conservatively managed holdings in Technology to recover as stocks and businesses. While the rebound has not yet materialized, we are content to wait patiently for businesses to spend more on technological improvements and upgrades, which we believe will help the distressed prices throughout the wide, varied and volatile sector of Technology. In fact, we increased the Fund’s exposure to Technology in 2002’s second half. We added to our position in Perot Systems in June. This leading information technology consultant firm witnessed hard times for its industry and weathered accusations that it was involved in energy price manipulations in California. Yet its business continues to grow, and we remain confident in management’s ability to guide it to better times. In July, we first bought shares of Verity, a company that develops knowledge retrieval software for corporate websites, online publishers, e-commerce providers and software vendors. We like its niche business and think that its management is strong. Telecommunications, Internet and information services provider Level 3 Communications survived a brutal environment for each of its industries with enough strength to receive financing from Warren Buffet back in July. Having been interested in the firm years before, we applaud his sage judgment.

			Median Market Capitalization	$785 million
			Weighted Average P/B Ratio	1.7x
			Weighted Average Yield	0.3%
			Fund Net Assets	$16 million
			Turnover Rate	90%
			No. of Holdings	49
			Symbol	RYSFX

			TOP 10 POSITIONS % of Net Assets
			Emisphere Technologies	4.3%
			Neuberger Berman	3.3
			Verity	3.3
			Gartner Cl. A	3.3
			Perrigo	3.3
			Tom Brown	3.1
			Syntel	3.1
			Exar	2.6
			FactSet Research Systems	2.5
			Florida Rock Industries	2.5

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology	37.1%
			Health	17.8
			Industrial Services	8.8
			Industrial Products	8.1
			Financial Services	7.5
			Natural Resources	5.1
GOOD IDEAS AT THE TIME		CNET Networks — We thought we saw great growth potential in this technology and Internet services company, especially its net-based media services business. But severe losses in the third and early fourth	Financial Intermediaries	4.3
2002 Net Realized and Unrealized Loss			Consumer Products	3.5
CNET Networks	$570,170		Consumer Services	1.9
Allegiance Telecom	410,678		Cash & Cash Equivalents	5.9
Gene Logic	403,496
The TriZetto Group	306,100
Perot Systems Cl. A	287,318

quarters were discouraging enough for us to sell our position in October.

Allegiance Telecom — We still see some turnaround potential for this well-run specialist in telecommunications services for small- and medium-sized businesses, but mounting losses led us to sell our position in the Fund in October.

			Includes reinvestment of distributions.

			THE ROYCE FUNDS ANNUAL REPORT 2002 |		31

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION

VISIT www.roycefunds.com FOR THE MOST UP-TO-DATE INFORMATION ON THE ROYCE FUNDS

View our Funds provides the latest information on each Royce Fund, including daily prices, performance, Fund statistics, top holdings, distribution history, fees and expenses, account minimums and shareholder services. Visit www.roycefunds.com and click “View our Funds” on the homepage.

We welcome your comments and questions. Just click “contact us” to e-mail us, or call Investor Services at (800) 221-4268 between 8:30 a.m. to 5:30 p.m. Eastern time, Monday through Friday.

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2002 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    The Sharpe Ratio is calculated for the past 36-month period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low.
    The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, and S&P 500 are unmanaged indices of domestic common stocks. The Royce Funds and Royce Trust & GiftShares Fund are service marks of The Royce Funds. Distributor: Royce Fund Services, Inc.

32	| THE ROYCE FUNDS ANNUAL REPORT 2002

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SCHEDULES OF INVESTMENTS			DECEMBER 31, 2002

PENNSYLVANIA MUTUAL FUND

COMMON STOCKS - 90.3%

SHARES

VALUE

SHARES

VALUE

Consumer Products - 9.2%

Diversified Investment Companies - 1.2%

Apparel and Shoes - 3.6%			Closed-End Mutual Funds - 1.2%
K-Swiss Cl. A	111,800	$2,427,178	†ASA [d]	206,000	$8,441,880
Steven Madden [a]	181,800	3,285,126	Total (Cost $7,502,903)		8,441,880
Nautica Enterprises [a]	386,600	4,295,126
Oshkosh B’Gosh Cl. A	110,100	3,088,305	Financial Intermediaries - 7.0%
Polo Ralph Lauren Cl. A [a]	117,500	2,556,800	Insurance - 6.3%
Weyco Group [c]	197,650	6,783,348	Argonaut Group	133,200	1,964,700
Wolverine World Wide	262,400	3,964,864	Baldwin & Lyons Cl. B	115,678	2,724,217
		26,400,747	Erie Indemnity Company Cl. A	40,100	1,454,026
Food/Beverage/Tobacco - 0.1%			PMA Capital Cl. A	241,432	3,459,721
800 JR Cigar [a,e]	34,900	453,700	PXRE Group	72,600	1,778,700
			ProAssurance [a]	419,654	8,812,734
Home Furnishing/Appliances - 1.0%			RLI	111,462	3,109,790
Bassett Furniture Industries	156,387	2,239,462	†Scottish Annuity & Life Holdings	219,700	3,833,765
La-Z-Boy	70,000	1,678,600	United Fire & Casualty Company	117,800	3,940,410
Lifetime Hoan	51,499	245,650	Wesco Financial	16,540	5,126,573
Natuzzi ADR [b]	280,100	2,845,816	White Mountains Insurance Group [d]	14,200	4,586,600
		7,009,528	Zenith National Insurance	225,200	5,296,704
					46,087,940
Sports and Recreation - 2.2%
Callaway Golf [d]	492,400	6,524,300	Securities Brokers - 0.7%
Meade Instruments [a]	538,000	1,678,560	E*TRADE Group [a]	1,052,500	5,115,150
Monaco Coach [a]	60,600	1,002,930	Total (Cost $38,009,678)		51,203,090
Thor Industries	197,600	6,803,368
		16,009,158	Financial Services - 1.0%
Other Consumer Products - 2.3%			Insurance Brokers - 0.4%
Burnham Corporation Cl. A	51,526	1,854,936	Clark/Bardes [a]	145,200	2,795,100
†JAKKS Pacific [a]	389,100	5,241,177
Matthews International Cl. A	213,900	4,776,601	Investment Management - 0.2%
Oakley [a]	496,300	5,097,001	BKF Capital Group [a]	93,500	1,650,275
		16,969,715	Other Financial Services - 0.4%
Total (Cost $49,311,273)		66,842,848	Electro Rent [a]	240,000	2,909,040
			Total (Cost $6,492,751)		7,354,415

Consumer Services - 4.9%

Direct Marketing - 0.5%			Health - 13.2%
†Nu Skin Enterprises Cl. A	320,700	3,838,779	Commercial Services - 2.0%
			IDEXX Laboratories [a]	39,900	1,328,670
Leisure/Entertainment - 0.4%			PAREXEL International [a]	223,500	2,456,265
†Multimedia Games [a,d]	108,500	2,979,410	Quintiles Transnational [a]	456,100	5,518,810
			Young Innovations [a]	222,550	5,178,737
Restaurants/Lodgings - 0.4%					14,482,482
RARE Hospitality International [a]	97,000	2,679,140

Retail Stores - 3.4%			Drugs and Biotech - 6.7%
Big Lots [a]	190,900	2,525,607	Antigenics [a,d]	620,400	6,352,896
Buckle (The) [a]	263,300	4,739,400	Applera Corporation-
Cato Cl. A	341,300	7,368,667	Celera Genomics Group [a]	635,300	6,067,115
Charming Shoppes [a]	1,220,200	5,100,436	BioReliance [a]	72,800	1,686,776
Galyan's Trading Company [a,d]	122,500	1,225,000	†CIMA Labs [a,d]	172,500	4,172,948
InterTAN [a]	384,100	2,746,315	Emisphere Technologies [a,d]	788,400	2,743,632
Stein Mart [a]	134,300	819,230	Gene Logic [a]	435,500	2,739,295
		24,524,655	†Invitrogen Corporation [a]	198,900	6,223,581
Other Consumer Services - 0.2%			Lexicon Genetics [a]	636,600	3,011,118
†E-LOAN [a]	996,100	1,841,789	Martek Biosciences [a,d]	198,800	5,001,808
Total (Cost $33,597,952)		35,863,773	Perrigo [a]	671,000	8,152,650
			†Zila [a,c]	2,579,700	2,373,324
					48,525,143

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 35

SCHEDULES OF INVESTMENTS

PENNSYLVANIA MUTUAL FUND (continued)

SHARES

VALUE

SHARES

					VALUE
Health (continued)			Strattec Security [a]	32,300	$1,548,462
Health Services - 2.2%			Velcro Industries	376,500	3,444,975
aaiPharma [a,d]	171,200	$2,400,224	Wescast Industries Cl. A	195,200	4,860,480
Covance [a]	274,100	6,740,119			16,797,359
†Curative Health Services [a,d]	42,200	727,950	Total (Cost $54,847,547)		96,181,508
†First Consulting Group [a]	581,400	3,348,864
†Horizon Health [a]	171,800	3,015,090

Industrial Services - 6.2%

		16,232,247	Commercial Services - 3.2%
Personal Care - 0.6%			Cornell Companies [a]	559,400	5,034,600
Ocular Sciences [a,d]	282,200	4,379,744	New Horizons Worldwide [a]	255,900	1,010,805
			†On Assignment [a]	681,900	5,809,788
Surgical Products and Devices - 1.7%			RCM Technologies [a]	180,500	705,755
			RemedyTemp Cl. A [a]	317,000	4,438,000
†Aksys [a,d]	150,000	795,000	Wackenhut Corrections [a]	231,600	2,573,076
Arrow International	137,100	5,575,857	†West Corporation [a]	220,800	3,665,280
†ArthroCare [a]	40,000	394,000			23,237,304
†VISX [a]	595,100	5,701,058
		12,465,915
Total(Cost $91,249,635)		96,085,531	Food/Tobacco Processors - 0.6%
			Farmer Bros.	6,175	1,908,075

Industrial Products - 13.2%

			MGP Ingredients	271,550	2,118,090
Building Systems and Components - 2.0%					4,026,165
Preformed Line Products Company	189,786	3,163,733	Printing - 1.2%
Simpson Manufacturing [a]	301,900	9,932,510	Ennis Business Forms	315,600	3,667,272
Skyline	47,900	1,413,050	New England Business Service	218,900	5,341,160
		14,509,293			9,008,432
Construction Materials - 2.2%			Transportation and Logistics - 1.2%

Ash Grove Cement Company

	50,018	6,314,772	AirNet Systems [a]	426,300	2,097,396
Florida Rock Industries	245,800	9,352,690	EGL [a]	99,874	1,423,204
		15,667,462	Frozen Food Express Industries [a]	602,037	1,563,490
Industrial Components - 2.2%			Patriot Transportation Holding [a]	85,900	2,379,430
CLARCOR	43,575	1,406,165	Pittston Brink’s Group	80,730	1,491,890
Penn Engineering & Manufacturing	235,400	2,507,010			8,955,410
Penn Engineering & Manufacturing Cl. A	89,100	997,920	Total (Cost $37,636,205)		45,227,311
†Powell Industries [a]	317,000	5,414,043
†Thomas Industries	175,400	4,570,924

Natural Resources - 13.5%

Woodhead Industries	110,850	1,252,605	Energy Services - 4.2%
		16,148,667	Carbo Ceramics	112,900	3,804,730
Machinery - 3.2%			Dril-Quip [a]	247,000	4,174,300

Lincoln Electric Holdings

	333,680	7,724,692	Input/Output [a]	733,200	3,116,100
National Instruments [a]	25,250	820,372	NATCO Group Cl. A [a]	601,100	3,774,908
Nordson Corporation	189,300	4,700,319	Patterson-UTI Energy [a]	81,900	2,470,923
PAXAR [a]	194,200	2,864,450	Precision Drilling [a,d]	174,200	5,668,468
Woodward Governor	161,772	7,037,082	†TETRA Technologies [a]	281,200	6,009,244
		23,146,915	Willbros Group [a]	188,250	1,547,415
					30,566,088
Pumps, Valves and Bearings - 0.9%			Oil and Gas - 3.7%
Baldor Electric	108,100	2,134,975	Tom Brown [a]	281,800	7,073,180
Denison International ADR [a,b]	229,800	3,676,800	†Cimarex Energy [a]	237,014	4,242,551
NN	97,900	978,021	PetroCorp [a]	210,800	2,160,700
		6,789,796	St. Mary Land & Exploration Company [d]	191,000	4,775,000
Specialty Chemicals and Materials - 0.2%			3TEC Energy [a]	304,400	4,319,436
MacDermid	64,500	1,473,825	†Unit Corporation [a]	226,000	4,192,300
					26,763,167
Textiles - 0.2%
Fab Industries [a]	202,232	1,648,191	Precious Metals and Mining - 5.6%
Other Industrial Products - 2.3%			AngloGold ADR [b]	292,600	10,024,476
BHA Group Holdings [a]	189,857	3,256,048	Apex Silver Mines [a,d]	365,000	5,402,000
Kimball International Cl. B	106,000	1,510,500	†Glamis Gold [a,d]	502,000	5,692,680
Myers Industries	203,448	2,176,894	Gold Fields ADR [b]	545,200	7,610,992

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
36 | THE ROYCE FUNDS ANNUAL REPORT 2002

DECEMBER 31, 2002

SHARES

VALUE

SHARES

VALUE

Natural Resources (continued)			Plantronics [a]	106,300	$1,608,319
Precious Metals and Mining (continued)			†Scientific-Atlanta [d]	249,200	2,955,512
†Goldcorp	562,700	$7,157,544	Somera Communications [a]	332,400	897,480
†TVX Gold [a,d]	330,600	5,197,032			18,638,996
		41,084,724	Total (Cost $113,996,463)		117,836,263
Total (Cost $80,403,745)		98,413,979

Miscellaneous - 4.7%

Technology - 16.2%

			Total (Cost $36,772,543)		34,298,781
Aerospace/Defense - 1.3%

Curtiss-Wright

	116,700	7,447,794

TOTAL COMMON STOCKS

Integral Systems [a]	101,500	2,035,075	(Cost $549,820,695)		657,749,379
		9,482,869
Components and Systems - 3.7%

REPURCHASE AGREEMENT - 9.5%

American Power Conversion [a]	319,000	4,832,850	State Street Bank & Trust Company,
Cognex Corporation [a]	179,200	3,302,656	0.50% dated 12/31/02, due 1/2/03,
Dionex [a]	150,676	4,476,584	maturity value $68,957,915
Excel Technology [a]	238,200	4,261,398	(collateralized by U.S. Treasury Bonds,
Newport [a]	103,900	1,304,984	0.00% due 1/2/03 and U.S. Treasury Notes,
PC-Tel [a]	262,800	1,781,784	2.875% due 6/30/04, valued at $70,341,225)
Symbol Technologies	140,000	1,150,800	(Cost $68,956,000)		68,956,000
TTM Technologies [a]	863,500	2,857,321
Zebra Technologies Cl. A [a]	57,500	3,294,750

TOTAL INVESTMENTS - 99.8%

		27,263,127	(Cost $618,776,695)		726,705,379
Distribution - 0.8%
Avnet [a]	62,748	679,561

CASH AND OTHER ASSETS

Nu Horizons Electronics [a]	314,600	1,818,388

LESS LIABILITIES - 0.2%

					1,507,264
Richardson Electronics	372,862	3,228,985
		5,726,934	NET ASSETS - 100.0%		$728,212,643

Internet Software and Services - 0.3%
Register.com [a]	450,900	2,029,050

IT Services - 3.2%
American Management Systems [a]	252,300	3,025,077
Analysts International [a]	574,200	1,136,916
CIBER [a]	301,400	1,552,210
Forrester Research [a]	237,700	3,700,989
†MAXIMUS [a]	198,600	5,183,460
Perot Systems Cl. A [a]	687,700	7,372,144
Syntel [a]	66,500	1,397,165
		23,367,961
Semiconductors and Equipment - 2.7%
Entegris [a]	565,900	5,828,770
Exar [a]	370,000	4,588,000
Fairchild Semiconductor Cl. A [a]	183,600	1,966,356
Helix Technology	267,300	2,993,760
Semitool [a]	648,800	4,029,048
		19,405,934
Software - 1.6%
Autodesk	60,000	858,000
JDA Software Group [a,d]	526,200	5,083,092
SPSS [a]	150,000	2,098,500
Transaction Systems Architects Cl. A [a]	597,200	3,881,800
		11,921,392
Telecommunication - 2.6%
†Anaren [a]	653,200	5,748,160
†Computer Network Technology [a,d]	305,300	2,167,630
†ECtel [a,d]	249,300	1,994,400
†Lightbridge [a]	531,300	3,267,495

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 37

SCHEDULES OF INVESTMENTS

ROYCE MICRO-CAP FUND

COMMON STOCKS - 94.3%

	SHARES	VALUE		SHARES	VALUE

Consumer Products - 6.6%

Financial Services - 1.9%

Apparel and Shoes - 1.3%			Insurance Brokers - 0.8%
†Ashworth [a]	297,500	$1,904,000	Clark/Bardes [a]	73,300	$1,411,025
Cutter & Buck [a]	130,000	487,500	CorVel [a]	34,500	1,233,375
Nautica Enterprises [a]	107,500	1,194,325			2,644,400
Oshkosh B'Gosh Cl. A	26,800	751,740	Investment Management - 0.3%
		4,337,565	BKF Capital Group [a]	24,600	434,190
Food/Beverage/Tobacco - 0.6%			U.S. Global Investors Cl. A [a]	202,000	494,698
800 JR Cigar [a,e]	151,900	1,974,700			928,888
Home Furnishing/Appliances - 0.2%			Other Financial Services - 0.8%
Falcon Products [a]	68,300	276,615	†Electro Rent [a]	231,300	2,803,587
Lifetime Hoan	90,380	431,113	Total (Cost $5,628,636)		6,376,875
		707,728
Sports and Recreation - 2.5%

Health - 16.2%

			Commercial Services - 2.0%

Arctic Cat

	242,300	3,876,800	PAREXEL International [a]	154,300	1,695,757
Meade Instruments [a]	302,700	944,424	†The TriZetto Group [a]	280,200	1,720,428
Monaco Coach [a]	67,950	1,124,573	Ventiv Health [a]	500,000	995,000
Thor Industries	66,400	2,286,152	Young Innovations [a]	99,150	2,307,221
		8,231,949			6,718,406
Other Consumer Products - 2.0%			Drugs and Biotech - 9.5%
Concord Camera [a]	99,300	539,199	Antigenics [a,d]	403,400	4,130,816
†JAKKS Pacific [a]	235,900	3,177,573	†Biopure Corporation Cl. A [a,d]	175,000	651,000
Lazare Kaplan International [a]	163,400	888,896	BioReliance [a]	36,700	850,339
Matthews International Cl. A	89,800	2,005,324	BioSource International [a]	351,500	2,105,133
		6,610,992	†Bruker Daltonics [a]	341,200	1,658,232
Total (Cost $20,699,972)		21,862,934	†CIMA Labs [a]	80,400	1,944,956
			Discovery Partners International [a]	485,400	1,349,412

Consumer Services - 3.1%

			†Durect Corporation [a]	749,700	1,514,394
Restaurants/Lodgings - 0.1%			Emisphere Technologies [a]	420,000	1,461,600
Benihana Cl. A [a]	34,835	470,273	†Gene Logic [a]	410,100	2,579,529
			Lexicon Genetics [a]	877,600	4,151,048
Retail Stores - 2.2%			Martek Biosciences [a,d]	172,200	4,332,552
Buckle (The) [a]	118,400	2,131,200	†United Therapeutics [a,d]	65,600	1,095,520
Cato Cl. A	176,200	3,804,158	VIVUS [a]	780,000	2,909,400
Finish Line (The) Cl. A [a]	114,600	1,209,030	Zila [a]	883,300	812,636
		7,144,388			31,546,567
Other Consumer Services - 0.8%
E-LOAN [a,d]	1,453,500	2,687,522	Health Services - 1.9%
Total (Cost $7,127,629)		10,302,183	aaiPharma [a]	128,500	1,801,570
			†Curative Health Services [a]	94,400	1,628,400

Financial Intermediaries - 7.0%

			†First Consulting Group [a]	480,200	2,765,952
Insurance - 6.4%					6,195,922
Argonaut Group	140,400	2,070,900
IPC Holdings [a]	56,900	1,794,626	Personal Care - 1.1%
NYMAGIC [a]	146,900	2,857,205	Lifeline Systems [a]	30,000	672,900
Navigators Group [a]	118,400	2,717,280	Ocular Sciences [a]	181,200	2,812,224
PMA Capital Cl. A	63,700	912,821			3,485,124
ProAssurance [a]	222,600	4,674,600	Surgical Products and Devices - 1.7%
PXRE Group	184,100	4,510,450	†Aksys [a,d]	306,500	1,624,450
United Fire & Casualty Company	50,000	1,672,500	†ArthroCare [a]	160,000	1,576,000
		21,210,382	NMT Medical [a]	52,500	159,075
			Orthofix International [a]	10,000	280,500
Securities Brokers - 0.6%			Osteotech [a]	115,900	746,396
†Sanders Morris Harris Group	229,600	2,006,704	Theragenics Corporation [a]	245,600	989,768
Total (Cost $15,781,336)		23,217,086	Vital Signs	13,700	409,356
					5,785,545
			Total (Cost $62,073,661)		53,731,564

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
38 | THE ROYCE FUNDS ANNUAL REPORT 2002

DECEMBER 31, 2002

SHARES

VALUE

SHARES

VALUE

Industrial Products - 10.6%

			Printing - 1.3%
Building Systems and Components - 1.4%			Ennis Business Forms	156,000	$1,812,720
LSI Industries	157,000	$2,174,450	New England Business Service	104,700	2,554,680
Simpson Manufacturing [a]	78,400	2,579,360			4,367,400
		4,753,810	Transportation and Logistics - 1.6%
			AirNet Systems [a]	317,700	1,563,084
Construction Materials - 1.1%			Frozen Food Express Industries [a]	209,550	544,201
Florida Rock Industries	82,650	3,144,833	Patriot Transportation Holding [a]	109,800	3,041,460
Synalloy Corporation [a]	80,700	338,940
		3,483,773			5,148,745
Industrial Components - 3.0%			Total (Cost $33,663,485)		29,450,522
†Aaon [a]	149,800	2,760,814
†Cable Design Technologies [a]	276,400	1,630,760

Natural Resources - 12.6%

DuraSwitch Industries [a]	344,300	327,085	Energy Services - 4.2%
Penn Engineering & Manufacturing	58,600	624,090	Carbo Ceramics	40,200	1,354,740
†Powell Industries [a]	233,700	3,991,362	Dril-Quip [a]	107,500	1,816,750
Woodhead Industries	55,800	630,540	Gulf Island Fabrication [a]	111,700	1,815,125
		9,964,651	Input/Output [a]	672,300	2,857,275
			NATCO Group Cl. A [a]	343,100	2,154,668
Machinery - 0.5%			†TETRA Technologies [a]	164,200	3,508,954
Woodward Governor	37,648	1,637,688	Willbros Group [a]	47,000	386,340
					13,893,852
Pumps, Valves and Bearings - 1.1%
Denison International ADR [a,b]	148,000	2,368,000	Oil and Gas - 3.9%
NN	55,700	556,443	PetroCorp [a]	465,300	4,769,325
Sun Hydraulics	80,500	644,000	†Prima Energy [a]	188,100	4,205,916
		3,568,443	3TEC Energy [a]	281,900	4,000,161
Specialty Chemicals and Materials - 0.3%					12,975,402
Schulman (A.)	52,500	977,025
Textiles - 0.1%			Precious Metals and Mining - 4.5%
Fab Industries [a]	33,600	273,840	Apex Silver Mines [a]	164,200	2,430,160
			†Apollo Gold [a]	699,600	1,594,328
Other Industrial Products - 3.1%			†Hecla Mining [a]	783,500	3,964,510
BHA Group Holdings [a]	74,346	1,275,034	†Stillwater Mining [a]	265,000	1,417,750
Cubic Corporation	103,700	1,911,191	†TVX Gold [a]	223,000	3,505,560
Peerless Mfg. [a,c]	156,400	1,298,120	†Wheaton River Minerals [a]	2,132,000	1,983,946
Quixote	49,100	886,746			14,896,254
Velcro Industries	186,600	1,707,390	Total (Cost $37,752,598)		41,765,508
Wescast Industries Cl. A	133,100	3,314,190
		10,392,671

Technology - 22.7%

Total (Cost $31,653,792)		35,051,901	Aerospace/Defense - 2.6%
			Curtiss-Wright	35,600	2,271,992

Industrial Services - 8.9%

			Ducommun [a]	204,600	3,242,910
Commercial Services - 5.3%			Herley Industries [a]	28,900	503,091
Carlisle Holdings [a]	968,500	2,663,375	Integral Systems [a]	133,800	2,682,690
Cornell Companies [a]	485,300	4,367,700			8,700,683
New Horizons Worldwide [a]	243,600	962,220	Components and Systems - 3.9%
On Assignment [a]	275,000	2,343,000	CSP [a]	100,823	260,224
†PLATO Learning [a]	488,500	2,901,690	Excel Technology [a]	155,600	2,783,684
RCM Technologies [a]	93,700	366,367	MOCON	67,375	477,621
RemedyTemp Cl. A [a]	74,200	1,038,800	PC-Tel [a]	278,000	1,884,840
Wackenhut Corrections [a]	260,500	2,894,155	Performance Technologies [a]	587,800	1,916,228
		17,537,307	Rainbow Technologies [a]	211,700	1,517,889
			REMEC [a]	689,700	2,676,036
Food/Tobacco Processors - 0.5%			TTM Technologies [a]	411,000	1,359,999
MGP Ingredients	223,150	1,740,570			12,876,521
Industrial Distribution - 0.2%
RTI International Metals [a]	65,000	656,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 39

SCHEDULES OF INVESTMENTS

ROYCE MICRO-CAP FUND (continued)

SHARES

VALUE

VALUE

Technology (continued)

Miscellaneous – 4.7%

Distribution - 2.4%			Total (Cost $19,923,540)	$15,694,692
Daisytek International [a]	256,200	$2,031,666
Jaco Electronics [a,c]	492,650	1,354,787	TOTAL COMMON STOCKS
Richardson Electronics	525,000	4,546,500	(Cost $328,274,586)	312,914,948
		7,932,953
Internet Software and Services - 2.1%			REPURCHASE AGREEMENT – 6.2%
CyberSource Corporation [a]	198,700	486,815	State Street Bank & Trust Company,
Jupitermedia Corporation [a]	572,500	1,425,525	0.50% dated 12/31/02, due 1/2/03,
Register.com [a]	555,900	2,501,550	maturity value $20,686,575
†Stamps.com [a]	532,200	2,485,374	(collateralized by U.S. Treasury Bonds,
		6,899,264	8.75% due 8/15/20, valued at $21,100,838)
			(Cost $20,686,000)	20,686,000
IT Services - 1.6%
Analysts International [a]	516,500	1,022,670	TOTAL INVESTMENTS – 100.5%
†Answerthink [a]	913,300	2,283,250	(Cost $348,960,586)	333,600,948
Forrester Research [a]	141,200	2,198,484
		5,504,404
			LIABILITIES LESS CASH
Semiconductors and Equipment - 2.6%

AND OTHER ASSETS – (0.5)%

				(1,649,744)
†MIPS Tefchnologies Cl. A [a]	707,900	2,144,937
†PDF Solutions [a]	212,700	1,474,011	NET ASSETS - 100.0%	$331,951,204
†ParthusCeva [a,c]	455,500	2,692,005
Semitool [a]	299,900	1,862,379
SIPEX Corporation [a]	140,000	518,000
		8,691,332
Software - 2.7%
ANSYS [a]	35,600	719,120
JDA Software Group [a]	170,000	1,642,200
†Lightspan [a]	2,088,300	2,194,803
SPSS [a]	87,100	1,218,529
Transaction Systems Architects Cl. A [a]	475,400	3,090,100
		8,864,752
Telecommunication - 4.8%
†Anaren [a]	371,100	3,265,680
†Computer Network Technology [a]	319,600	2,269,160
†ECtel [a,d]	149,900	1,199,200
Globecomm Systems [a]	137,200	514,500
PECO II [a]	456,800	292,352
Somera Communications [a]	672,500	1,815,750
†SpectraLink Corporation [a]	301,500	2,164,770
†ViaSat [a]	335,300	3,869,362
Wireless Facilities [a]	100,000	601,000
		15,991,774
Total (Cost $93,969,937)		75,461,683

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
40 | THE ROYCE FUNDS ANNUAL REPORT 2002

DECEMBER 31, 2002

ROYCE TOTAL RETURN FUND

COMMON STOCKS – 89.4%

SHARES

VALUE

SHARES

VALUE

Consumer Products – 6.6%			Payless ShoeSource [a]	149,100	$ 7,674,177
Apparel and Shoes - 0.7%			Tiffany & Co.	120,000	2,869,200
Brown Shoe Company	35,900	$855,497			19,690,871
Oshkosh B'Gosh Cl. A	71,600	2,008,380	Total (Cost $27,250,688)		28,075,821
Stride Rite	150,000	1,075,500
Weyco Group	60,000	2,059,200	Financial Intermediaries – 15.5%
Wolverine World Wide	132,000	1,994,520	Banking - 3.9%
		7,993,097	†BOK Financial [a]	93,710	3,035,267
Collectibles - 0.5%			Bank of Hawaii	191,700	5,825,763
Russ Berrie and Company	95,000	3,209,100	Bank of the Ozarks	35,000	820,400
Topps Company (The) [a]	242,500	2,109,750	Banknorth Group	76,900	1,737,940
		5,318,850	Boston Private Financial Holdings	172,500	3,425,850
			Chittenden Corporation	123,500	3,146,780
Food/Beverage/Tobacco - 1.6%			†Fauquier Bankshares [d]	60,000	912,600
†Lancaster Colony	169,400	6,620,152	First Midwest Financial	51,700	822,030
†McCormick & Company	225,000	5,220,000	†Hudson City Bancorp	150,000	2,794,500
†Riviana Foods	91,000	2,458,911	†Mercantile Bankshares	151,000	5,827,090
Tasty Baking	166,700	1,450,290	Oriental Financial Group	44,000	1,081,520
Tootsie Roll Industries	80,979	2,484,436	†Park National	57,400	5,671,120
		18,233,789	Susquehanna Bancshares	116,700	2,432,145
Home Furnishing/Appliances - 1.5%			Webster Financial	25,000	870,000
Bassett Furniture Industries	134,400	1,924,608	Wilmington Trust	170,000	5,385,600
					43,788,605
Ethan Allen Interiors	30,000	1,031,100
Falcon Products [a,c]	590,600	2,391,930	Insurance - 10.7%
Flexsteel Industries	200,500	3,352,360	†American National Insurance	87,600	7,184,952
La-Z-Boy	132,500	3,177,350	Argonaut Group	270,500	3,989,875
Lifetime Hoan	120,568	575,109	†Baldwin & Lyons Cl. B	223,000	5,251,650
Natuzzi ADR [b]	409,400	4,159,504	Commerce Group	46,200	1,732,038
		16,611,961	Erie Indemnity Company Cl. A	264,200	9,579,892
			Fidelity National Financial	155,650	5,109,990
Publishing - 0.3%			First American	91,500	2,031,300
Belo Corporation Cl. A	166,500	3,549,780
			Horace Mann Educators	328,400	5,034,372
Sports and Recreation - 0.3%			IPC Holdings [a]	113,600	3,582,944
Arctic Cat	68,300	1,092,800	Independence Holding	74,980	1,609,821
Sturm, Ruger & Co.	233,000	2,229,810	LandAmerica Financial Group	65,900	2,336,155
		3,322,610	Leucadia National	111,900	4,174,989
Other Consumer Products - 1.7%			MBIA	36,400	1,596,504
American Greetings Cl. A [a]	90,000	1,422,000	Markel Corporation [a]	15,300	3,144,150
†Blyth	180,800	4,838,208	NYMAGIC [a]	142,800	2,777,460
Burnham Corporation Cl. A	46,956	1,690,416	Nationwide Financial Services Cl. A	15,000	429,750
Matthews International Cl. A	30,000	669,930	PMA Capital Cl. A	224,689	3,219,793
†Herman Miller	145,000	2,668,000	PXRE Group	166,424	4,077,388
Toro	115,400	7,374,060	The Phoenix Companies	220,000	1,672,000
WD-40	23,400	618,228	ProAssurance [a]	88,700	1,862,700
		19,280,842	Protective Life	35,000	963,200
Total (Cost $74,342,869)		74,310,929	RLI	227,200	6,338,880
			Reinsurance Group of America	157,400	4,262,392
			†Scottish Annuity & Life Holdings	145,000	2,530,250
Consumer Services - 2.5%			†Transatlantic Holdings	100,700	6,716,690
Direct Marketing - 0.4%			†United Fire & Casualty Company	120,000	4,014,000
Nu Skin Enterprises Cl. A	380,000	4,548,600	†Unitrin	100,000	2,922,000
Restaurants/Lodgings - 0.3%			Wesco Financial	28,420	8,808,779
†Four Seasons Hotels [d]	135,800	3,836,350	White Mountains Insurance Group	20,800	6,718,400
Retail Stores - 1.8%			Zenith National Insurance	259,300	6,098,736
Big Lots [a]	349,700	4,626,531			119,771,050
Cato Cl. A	131,200	2,832,608	Securities Brokers - 0.6%
Claire's Stores	76,500	1,688,355	Raymond James Financial	222,900	6,593,382

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 41

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND (continued)

SHARES

VALUE

SHARES

VALUE

Financial Intermediaries (continued)			Industrial Products – 21.1%
Other Financial Intermediaries - 0.3%			Building Systems and Components - 1.3%
†Student Loan	30,000	$2,934,000	LSI Industries	409,250	$5,668,113
Total (Cost $161,556,046)		173,087,037	Preformed Line Products Company	172,300	2,872,241
			Skyline	103,300	3,047,350
Financial Services – 8.8%			Teleflex	68,000	2,916,520
Information and Processing - 2.2%					14,504,224

FactSet Research Systems

	300,000	8,481,000
Investors Financial Services	50,000	1,369,500	Construction Materials - 2.2%
Moody's Corporation	150,000	6,193,500	Ameron International	80,000	4,412,000
SEI Investments	300,000	8,154,000	Ash Grove Cement Company	39,610	5,000,763
		24,198,000	Florida Rock Industries	132,500	5,041,625
Insurance Brokers - 1.4%			†Gibraltar Steel	172,000	3,274,880
Aon	145,000	2,739,050	†Nucor Corporation	138,000	5,699,400
Crawford & Co. Cl.A	202,700	831,070	Synalloy Corporation [a]	295,000	1,239,000
Gallagher (Arthur J.) & Company	396,000	11,634,480			24,667,668
		15,204,600	Industrial Components - 3.0%
Investment Management - 4.4%			†AVX Corporation	464,000	4,547,200

Alliance Capital Management

			†Carpenter Technology	155,000	1,929,750
Holding L.P.	348,300	10,797,300	CLARCOR	60,000	1,936,200
†C.I. Fund Management	470,000	2,975,248	Deswell Industries	363,300	5,267,850
Federated Investors Cl. B	140,000	3,551,800	Donaldson Company	190,000	6,840,000
Investors Group	360,500	6,104,561	Kaydon Corporation	173,000	3,669,330
John Nuveen Company Cl. A	200,000	5,070,000	Penn Engineering &
Neuberger Berman	249,300	8,349,057	Manufacturing Cl. A	174,200	1,951,040
T. Rowe Price Group	250,000	6,820,000	PerkinElmer	75,000	618,750
W.P. Stewart & Co.	325,900	5,840,128	†Precision Castparts	135,000	3,273,750
		49,508,094	Tech/Ops Sevcon	76,200	388,620
Other Financial Services - 0.8%			Woodhead Industries	280,800	3,173,040
Electro Rent [a]	141,000	1,709,061			33,595,530
GATX Corporation	136,400	3,112,648
†Van der Moolen Holding ADR [b]	200,000	4,298,000	Machinery - 5.2%
		9,119,709	Federal Signal	95,000	1,844,900
Total (Cost $109,813,019)		98,030,403	†Graco	175,000	5,013,750
			IDEX Corporation	54,500	1,782,150
Health – 4.9%

Lincoln Electric Holdings

				323,800	7,495,970
Commercial Services - 1.0%			†Lindsay Manufacturing	147,700	3,160,780
IDEXX Laboratories [a]	40,000	1,332,000	Minuteman International	136,800	1,207,944
†Owens & Minor	455,900	7,485,878	Mueller (Paul) [c]	112,700	3,420,445
Quintiles Transnational [a]	182,500	2,208,250

Nordson Corporation

				412,600	10,244,858
		11,026,128	PAXAR [a]	85,000	1,253,750
			Regal-Beloit	50,000	1,035,000
Drugs and Biotech - 0.5%			Stewart & Stevenson Services	410,300	5,801,642
Applera Corporation-			Tecumseh Products Company Cl. A	135,000	5,957,550
Applied Biosystems Group	326,500	5,726,810	Tektronix [a]	285,000	5,184,150
Health Services - 0.2%			Woodward Governor	100,600	4,376,100
Omnicare	100,000	2,383,000			57,778,989
Personal Care - 0.5%
†Alberto-Culver Cl. B	115,000	5,796,000	Paper and Packaging - 0.7%
Surgical Products and Devices - 2.7%			AptarGroup	160,000	4,998,400
Arrow International	131,600	5,352,172	Sonoco Products	103,000	2,361,790
†C.R. Bard	100,000	5,800,000			7,360,190
†Datascope	212,500	5,270,212
Diagnostic Products	120,000	4,634,400	Pumps, Valves and Bearings - 1.6%

Invacare

	250,000	8,325,000	Baldor Electric	175,000	3,456,250
		29,381,784

Franklin Electric

				165,600	7,950,456
Total (Cost $53,246,686)		54,313,722	NN	227,600	2,273,724
			Roper Industries	31,500	1,152,900
			Sun Hydraulics [c]	347,650	2,781,200
					17,614,530

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
42 | THE ROYCE FUNDS ANNUAL REPORT 2002

DECEMBER 31, 2002

SHARES

VALUE

SHARES

VALUE

Industrial Products (continued)			Grainger (W.W.)	95,600	$4,928,180
Specialty Chemicals and Materials - 2.6%			Lawson Products	171,200	5,303,776
Albemarle Corporation	76,100	$2,165,045	Ritchie Bros. Auctioneers [a]	152,100	4,920,435
Arch Chemicals	132,500	2,418,125			17,949,996
Balchem	147,900	3,593,970	Printing - 0.8%
†Cabot Corporation	140,000	3,715,600	Bowne & Co.	215,000	2,569,250
Calgon Carbon	300,000	1,482,000	Ennis Business Forms	292,600	3,400,012
Eastern	20,000	220,400	New England Business Service	85,000	2,074,000

MacDermid

	350,000	7,997,500	Standard Register (The)	51,700	930,600
†Quaker Chemical	97,300	2,257,360			8,973,862
Rayonier	100,000	4,525,000
Schulman (A.)	69,000	1,284,090	Transportation and Logistics - 1.3%
		29,659,090	Airborne	62,500	926,875
			C. H. Robinson Worldwide	85,000	2,652,000
Textiles - 0.1%			CNF	52,800	1,755,072
Fab Industries [a]	145,100	1,182,565	EGL [a]	204,300	2,911,275
Other Industrial Products - 4.4%			Forward Air [a]	60,000	1,164,600
BHA Group Holdings [a]	248,329	4,258,842	Pittston Brink’s Group	162,010	2,993,945
Brady Corporation Cl. A	218,700	7,293,645	UTI Worldwide	99,200	2,604,000
CompX International Cl. A	316,100	2,645,757			15,007,767

Diebold

	200,000	8,244,000	Other Industrial Services - 1.0%
Kimball International Cl. B	290,800	4,143,900	Bandag	50,500	1,953,340
Myers Industries	65,240	698,068	Bandag Cl. A	76,500	2,646,135
†Quixote	184,900	3,339,294	Landauer	193,900	6,738,025
Steelcase Cl. A	260,000	2,849,600			11,337,500
†Superior Industries International	70,000	2,895,200	Total (Cost $93,012,548)		97,493,774
Superior Uniform Group	164,200	2,034,438
Tennant	182,800	5,959,280	Natural Resources - 7.8%
Trinity Industries	144,000	2,730,240	Energy Services - 2.1%
Velcro Industries	212,000	1,939,800	Carbo Ceramics	54,600	1,840,020
Wescast Industries Cl. A	32,500	809,250	Helmerich & Payne	165,900	4,630,269
		49,841,314	Lufkin Industries	67,700	1,587,565
Total (Cost $234,497,884)		236,204,100	†Nicor	200,000	6,806,000
			Tidewater	184,700	5,744,170
Industrial Services - 8.7%			†Tubos de Acero de Mexico ADR [b]	307,000	2,937,990
Advertising/Publishing - 0.3%					23,546,014
Cordiant Communications Group ADR [a,b]	270,900	744,975
†Interpublic Group of Companies	190,000	2,675,200	Oil and Gas - 2.1%
		3,420,175	Berry Petroleum Company Cl. A	50,000	852,500
			EOG Resources	125,000	4,990,000
Commercial Services - 2.7%			EnergySouth	86,950	2,451,990

ABM Industries

	551,700	8,551,350	Husky Energy [d]	358,184	3,734,437
Central Parking	177,500	3,347,650	†Pengrowth Energy Trust [d]	75,000	695,250
Chemed Corporation	150,000	5,302,500	Penn Virginia	70,500	2,562,675
Hardinge	80,500	664,125	St. Mary Land & Exploration Company	75,000	1,875,000
Kelly Services Cl. A	115,000	2,841,650	Stone Energy [a]	89,000	2,969,040
Manpower	125,000	3,987,500	†Williams Energy Partners L.P.	100,000	3,245,000
Nam Tai Electronics	49,600	1,212,720			23,375,892
National Service Industries	122,450	879,191	Precious Metals and Mining - 0.4%
On Assignment [a]	214,400	1,826,688	†Goldcorp	350,000	4,452,000
ServiceMaster	135,000	1,498,500
		30,111,874	Real Estate - 3.2%
Food/Tobacco Processors - 1.0%			†Chateau Communities	237,000	5,451,000
DIMON	322,900	1,937,400	Chelsea Property Group	185,000	6,162,350
†Farmer Bros.	8,000	2,472,000	Cousins Properties	114,000	2,815,800
Universal	170,000	6,283,200	Cresent Real Estate Equities	29,000	482,560
		10,692,600	†Essex Property Trust	55,000	2,796,750
			Glenborough Realty Trust	50,000	891,000
Industrial Distribution - 1.6%			Kimco Realty	95,000	2,910,800
Central Steel & Wire	5,865	2,797,605	Manufactured Home Communities	28,600	847,418

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 43

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			Miscellaneous - 5.0%
Real Estate (continued)			Total (Cost $58,614,811)		$55,623,620
PS Business Parks	60,500	$1,923,900
Public Storage	40,000	1,292,400	TOTAL COMMON STOCKS
†Shurgard Storage Centers Cl. A	70,000	2,193,800	(Cost $996,561,982)		1,000,593,611
Sun Communities	17,800	650,946
Vornado Realty Trust	100,000	3,720,000	PREFERRED STOCKS – 1.4%
W.P. Carey & Co.	176,600	4,370,850	†Affiliated Managers Group 6.00% Conv.	20,000	375,000
		36,509,574	†Allen Telecom 7.75% Conv.	29,800	2,205,200
Total (Cost $79,243,071)		87,883,480	Fleetwood Capital Trust 6.00% Conv. [a]	70,000	1,111,250
			†Pioneer-Standard Electronics 6.75% Conv.	145,000	5,618,750
Technology – 6.2%			†Reinsurance Group of America
Aerospace/Defense - 0.5%			5.75% Conv.	85,000	3,982,250
Curtiss-Wright	65,500	4,180,210	†United Fire & Casualty Company
HEICO Cl. A	181,990	1,505,057	6.375% Conv.	65,000	1,751,100
		5,685,267	Vornado Realty Trust 6.50% Conv.	25,000	1,330,000
Components and Systems - 2.4%
American Power Conversion [a]	175,000	2,651,250	TOTAL PREFERRED STOCKS
Analogic	19,000	955,472	(Cost $14,391,880)		16,373,550
Dionex [a]	90,200	2,679,842
†Methode Electronics Cl. A	270,000	2,961,900		PRINCIPAL AMOUNT
Newport [a]	355,300	4,462,568
Rainbow Technologies [a]	95,000	681,150	CORPORATE BONDS - 1.6%
Symbol Technologies	736,500	6,054,030	Allegiance Telecom 12.875%
Technitrol	389,300	6,283,302	Senior Note due 5/15/08	$5,470,000	1,258,100
		26,729,514	†Amkor Technology 9.25%
Distribution - 1.3%			Senior Note due 2/15/08	1,000,000	850,000
Arrow Electronics [a]	330,400	4,225,816	†E*TRADE Group 6.00%
Avnet [a]	299,500	3,243,585	Conv. Sub. Note due 2/1/07	5,000,000	3,750,000
Richardson Electronics	332,700	2,881,182	†Human Genome Sciences 5.00%
†Tech Data [a]	165,000	4,448,400	Conv. Sub. Note due 2/1/07	2,000,000	1,452,500
		14,798,983	†Komag 12.00% [e]
IT Services - 0.4%			Junior Note due 12/31/07	88,402	61,881
Computer Task Group [a]	221,100	771,639	Level 3 Communications 9.125%
Gartner Cl. A [a]	400,000	3,680,000	Senior Note due 5/1/08	9,250,000	5,920,000
		4,451,639	†Level 3 Communications 0% (Step)[f]
Semiconductors and Equipment - 0.4%			Senior Note due 12/1/08	3,000,000	1,410,000
Cohu	40,000	588,000	†Level 3 Communications 6.00%
Exar [a]	214,800	2,663,520	Conv. Sub. Deb. due 9/15/09	5,000,000	2,150,000
Helix Technology	98,200	1,099,840	Richardson Electronics 8.25%
		4,351,360	Conv. Sub. Deb. due 6/15/06	300,000	270,000
Software - 0.8%			Standard Commercial 7.25%
Autodesk	640,000	9,152,000	Conv. Sub. Deb. due 3/31/07	500,000	488,125
Telecommunication - 0.4%
Communications Systems	193,000	1,538,210	TOTAL CORPORATE BONDS
†Scientific-Atlanta	273,000	3,237,780	(Cost $18,672,412)		17,610,606
		4,775,990
Total (Cost $80,504,034)		69,944,753	U.S. TREASURY OBLIGATIONS – 2.3%
			U.S. Treasury Notes
Utilities – 2.3%			†3.25%, due 5/31/04	25,000,000	25,673,849
†DQE	500,000	7,620,000	TOTAL U.S. TREASURY OBLIGATIONS
†Edison International [a]	450,000	5,332,500	(Cost $25,133,339)		25,673,849
El Paso Electric Company [a]	214,300	2,357,300
†Hawaiian Electric Industries	201,400	8,857,572
NUI Corporation	65,000	1,121,900
Sierra Pacific Resources	51,800	336,700
Total (Cost $24,480,326)		25,625,972

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
44 | THE ROYCE FUNDS ANNUAL REPORT 2002

DECEMBER 31, 2002

ROYCE LOW-PRICED STOCK FUND

		COMMON STOCKS – 94.8%

VALUE

SHARES

VALUE

REPURCHASE AGREEMENT – 4.8%

		Consumer Products – 13.3%
State Street Bank & Trust Company,		Apparel and Shoes - 3.1%
0.50% dated 12/31/02, due 1/2/03,		Nautica Enterprises [a]	1,388,800	$15,429,568
maturity value $53,946,498		†Polo Ralph Lauren Cl. A [a]	350,000	7,616,000
(collateralized by U.S. Treasury Bonds,		Stride Rite	1,493,600	10,709,112
5.25% due 11/15/28 and U.S. Treasury Notes,

Wolverine World Wide

			1,387,000	20,957,570
5.00% due 8/15/11, valued at $55,027,910)				54,712,250
(Cost $53,945,000)	$53,945,000
		Collectibles - 1.6%
TOTAL INVESTMENTS – 99.5%		Enesco Group [a]	579,400	4,102,152
(Cost $1,108,704,613)	1,114,196,616	Topps Company (The) [a,c]	2,859,900	24,881,130
				28,983,282
CASH AND OTHER ASSETS		Food/Beverage/Tobacco - 0.4%

LESS LIABILITIES – 0.5%

	5,282,326	Boston Beer Company Cl. A [a]	392,800	5,617,040
		800 JR Cigar [a,e]	60,700	789,100
NET ASSETS – 100.0%	$1,119,478,942			6,406,140
		Home Furnishing/Appliances - 1.1%
		La-Z-Boy	129,100	3,095,818
		Natuzzi ADR [b]	1,613,900	16,397,224
				19,493,042
		Sports and Recreation - 4.9%
		Arctic Cat [c]	1,545,860	24,733,760

Callaway Golf

			1,999,300	26,490,725
		4Kids Entertainment [a,c]	781,600	17,257,728
		Monaco Coach [a]	414,000	6,851,700
		National R.V. Holdings [a]	298,140	1,782,877
		Sturm, Ruger & Co.	1,186,900	11,358,633
				88,475,423
		Other Consumer Products - 2.2%
		Concord Camera [a]	1,117,300	6,066,939
		Fossil [a]	154,000	3,132,360
		†JAKKS Pacific [a]	1,114,000	15,005,580
		Oakley [a]	1,534,600	15,760,342
				39,965,221
		Total (Cost $257,900,355)		238,035,358

		Consumer Services – 4.7%
		Direct Marketing - 0.9%
		†Nu Skin Enterprises Cl. A	1,397,100	16,723,287
		Restaurants/Lodgings - 0.4%
		†Prime Hospitality [a]	864,800	7,048,120
		Retail Stores - 3.4%
		Abercrombie & Fitch Cl. A [a]	100,000	2,046,000
		Big Lots [a]	667,300	8,828,379
		Buckle (The) [a]	465,400	8,377,200
		Cato Cl. A	692,500	14,951,075
		Charming Shoppes [a]	3,990,700	16,681,126
		Finish Line (The) Cl. A [a]	337,300	3,558,515
		Pier 1 Imports	241,800	4,577,274
		†Trans World Entertainment [a,d]	459,100	1,666,533
				60,686,102
		Total (Cost $84,123,860)		84,457,509

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 45

SCHEDULES OF INVESTMENTS

ROYCE LOW-PRICED STOCK FUND (continued)

SHARES

VALUE

SHARES

VALUE

Financial Intermediaries - 6.2%			Health Services - 2.0%
Insurance - 4.7%			aaiPharma [a]	574,100	$8,048,882
Argonaut Group [d]	718,500	$10,597,875	Covance [a]	654,600	16,096,614
CNA Surety	538,100	4,224,085	†Eclipsys Corporation [a]	1,253,900	6,708,365
NYMAGIC [a]	384,000	7,468,800	†Quovadx [a,c]	1,655,800	4,007,036
Navigators Group [a,c]	492,100	11,293,695			34,860,897
Ohio Casualty [a]	860,100	11,138,295	Personal Care - 0.5%
PMA Capital Cl. A	770,900	11,046,997	Ocular Sciences [a]	617,800	9,588,256
PXRE Group	186,400	4,566,800	Surgical Products and Devices - 1.4%
The Phoenix Companies	587,400	4,464,240	Cyberonics [a]	292,100	5,374,640
ProAssurance [a]	568,800	11,944,800	VISX [a]	2,000,600	19,165,748
†Scottish Annuity & Life Holdings	419,700	7,323,765			24,540,388
		84,069,352	Total (Cost $401,250,904)		301,028,435
Securities Brokers - 1.5%
E*TRADE Group [a]	4,098,800	19,920,168	Industrial Products - 6.2%
Instinet Group	1,559,900	6,598,377	Building Systems and Components - 0.1%
Total (Cost $126,458,230)		26,518,545	†Armstrong Holdings [a,c,d]	2,419,500	701,655
		110,587,897	Construction Materials - 1.2%
			†USG [a,c,d]	2,514,200	21,244,990
Financial Services - 1.0%
Information and Processing - 0.5%			Industrial Components - 0.8%
†eFunds Corporation [a]	945,100	8,609,861	Cable Design Technologies [a]	1,091,100	6,437,490
Insurance Brokers - 0.5%			DuraSwitch Industries [a,c]	927,600	881,220
Clark/Bardes [a]	446,200	8,589,350	†Powell Industries [a]	483,000	8,249,157
Total (Cost $18,151,237)		17,199,211			15,567,867
			Machinery - 1.0%
Health - 16.9%			Lincoln Electric Holdings	299,600	6,935,740
Commercial Services - 1.3%			Tektronix [a]	577,900	10,512,001
PAREXEL International [a]	978,500	10,753,715			17,447,741
Quintiles Transnational [a]	1,020,700	12,350,470	Specialty Chemicals and Materials - 1.0%
		23,104,185	Albemarle Corporation	182,700	5,197,815
Drugs and Biotech - 11.7%			Schulman (A.)	710,600	13,224,266
†Abgenix [a]	822,000	6,058,140			18,422,081
†Albany Molecular Research [a]	582,000	8,608,362	Textiles - 0.5%
Antigenics [a,c,d]	2,118,500	21,693,440	Unifi [a]	1,623,200	8,521,800
Applera Corporation-			Other Industrial Products - 1.6%
Celera Genomics Group [a]	953,400	9,104,970	Steelcase Cl. A	615,500	6,745,880
Biopure Corporation Cl. A [a,d]	1,008,800	3,752,736	†Tenaris ADR [b]	879,444	16,902,904
†Bruker Daltonics [a]	1,651,100	8,024,346	Velcro Industries	625,100	5,719,665
†Cell Genesys [a]	1,070,100	11,932,685			29,368,449
†CIMA Labs [a]	299,700	7,250,043	Total (Cost $131,129,592)		111,274,583
Discovery Partners International [a,c]	1,539,900	4,280,922	Industrial Services - 4.5%
†Durect Corporation [a]	1,798,300	3,632,566	Commercial Services - 2.2%
DUSA Pharmaceuticals [a,c]	1,190,800	1,941,004	Korn/Ferry International [a]	199,900	1,495,252
†Endo Pharmaceuticals Holdings [a]	2,087,000	16,067,813	Labor Ready [a]	533,200	3,423,144
Gene Logic [a,c]	1,725,000	10,850,250	PDI [a]	391,300	4,222,518
†Human Genome Sciences [a]	895,300	7,887,593	RemedyTemp Cl. A [a]	275,600	3,858,400
Incyte Genomics [a]	493,500	2,250,360	Spherion Corporation [a]	969,000	6,492,300
Lexicon Genetics [a,c]	3,585,900	16,961,307	Wackenhut Corrections [a]	510,700	5,673,877
Martek Biosciences [a,d]	694,600	17,476,136	West Corporation [a]	871,100	14,460,260
†Maxygen [a]	885,400	6,746,748			39,625,751
Perrigo [a]	2,400,300	29,163,645
Seattle Genetics [a,c]	1,613,300	5,001,230
VIVUS [a,c,d]	2,748,100	10,250,413
		208,934,709

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
46 | THE ROYCE FUNDS ANNUAL REPORT 2002

DECEMBER 31, 2002

SHARES

VALUE

SHARES

VALUE

Industrial Services (continued)			Distribution - 0.8%
Engineering and Construction - 1.5%			Avnet [a]	619,800	$ 6,712,434
Dycom Industries [a]	1,373,300	$18,196,225	Daisytek International [a]	850,600	6,745,258
Keith Companies [a,c]	681,200	8,903,284			13,457,692
		27,099,509
			Internet Software and Services - 1.6%
Printing - 0.8%			†CryptoLogic [a,d]	472,200	2,233,506
Bowne & Co.	167,000	1,995,650	†EarthLink [a]	1,233,300	6,721,485
Ennis Business Forms	472,500	5,490,450	Jupitermedia Corporation [a,c]	2,069,700	5,153,553
New England Business Service	262,400	6,402,560	RealNetworks [a]	1,319,700	5,028,057
		13,888,660	Register.com [a,c]	2,264,900	10,192,050
Total (Cost $76,395,875)		80,613,920			29,328,651
			IT Services - 3.4%

Natural Resources - 17.8%

			American Management Systems [a]	194,700	2,334,453
Energy Services - 2.7%
			Analysts International [a,c]	1,460,300	2,891,394
Global Industries [a]	2,439,850	10,174,175
			CIBER [a]	386,200	1,988,930
Input/Output [a,c]	3,092,800	13,144,400
			†Forrester Research [a]	523,600	8,152,452
National-Oilwell [a]	355,000	7,753,200
			†MAXIMUS [a]	293,600	7,662,960
†Oil States International [a]	753,200	9,716,280
			Perot Systems Cl. A [a]	2,209,800	23,689,056
Patterson-UTI Energy [a]	261,700	7,895,489
		48,683,544	Syntel [a]	659,900	13,864,499
					60,583,744

Oil and Gas - 3.2%
			Semiconductors and Equipment - 3.9%
Tom Brown [a]	50,000	1,255,000
			†Credence Systems [a]	776,500	7,244,745
3TEC Energy [a]	644,500	9,145,455
			DSP Group [a]	576,100	9,113,902
†Unit Corporation [a]	1,502,700	27,875,085
			ESS Technology [a]	847,600	5,331,404
†Westport Resources [a]	874,200	18,183,360
		56,458,900	Electroglas [a,c]	1,650,100	2,541,154

			Entegris [a]	807,000	8,312,100
Precious Metals and Mining - 11.9%			Exar [a]	1,176,000	14,582,400
†Agnico-Eagle Mines	1,003,000	14,904,580	Helix Technology	539,700	6,044,640
AngloGold ADR [b]	639,000	21,892,140	Integrated Silicon Solution [a]	433,000	1,887,880
Apex Silver Mines [a]	1,499,400	22,191,120	†MIPS Technologies Cl. A [a,d]	1,272,500	3,855,675
†Glamis Gold [a]	3,042,200	34,498,548	†ParthusCeva [a,c]	617,100	3,647,061
Gold Fields ADR [b]	2,411,500	33,664,540	Semitool [a]	1,069,800	6,643,458
†Goldcorp	2,725,600	34,669,632			69,204,419
†Harmony Gold Mining ADR [b]	1,233,200	20,730,092
			Software - 2.0%
Meridian Gold [a]	1,275,500	22,487,065
			ANSYS [a]	240,600	4,860,120
†Stillwater Mining [a]	1,520,900	8,136,815
		213,174,532	†Autodesk	380,000	5,434,000
Total (Cost $265,912,441)		318,316,976
			JDA Software Group [a]	722,700	6,981,282

			†Roxio [a,c]	1,322,593	6,308,769
			Transaction Systems

Technology - 19.2%

			Architects Cl. A [a,c]	1,921,900	12,492,350
Aerospace/Defense - 0.4%					36,076,521

Integral Systems [a]	88,600	1,776,430
Kaman Corporation Cl. A	518,100	5,699,100	Telecommunication - 2.9%
		7,475,530	Allegiance Telecom [a,d]	3,541,200	2,372,604
			†ClearOne Communications [a,d]	477,969	2,126,962
Components and Systems - 4.2%
			†Computer Network Technology [a]	975,100	6,923,210
†Adaptec [a]	1,370,000	7,740,500
American Power Conversion [a]	513,600	7,781,040	Globecomm Systems [a]	551,600	2,068,500
†KEMET [a]	1,164,000	10,173,360
†Methode Electronics Cl. A	648,000	7,108,560	Plantronics [a]	477,600	7,226,088
PC-Tel [a,c]	1,116,900	7,572,582
Rainbow Technologies [a]	947,700	6,795,009	Somera Communications [a,c]	2,707,900	7,311,330
Read-Rite [a]	1,733,100	606,585		2,127,200	24,547,888
REMEC [a,c]	3,375,800	13,098,104	ViaSat [a,c]		52,576,582
†Symbol Technologies	1,335,000	10,973,700	Total (Cost $459,630,754)		343,860,255
TTM Technologies [a]	999,600	3,307,676
		75,157,116

        Utilities - 0.3%

			†El Paso Electric Company [a]	460,900	5,069,900
			Total (Cost $7,048,476)		5,069,900

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 47

SCHEDULES OF INVESTMENTS

ROYCE L0W-PRICED STOCK FUND (continued)

ROYCE OPPORTUNITY FUND

COMMON STOCKS - 96.1%

VALUE

			SHARES	VALUE

Miscellaneous - 4.7%

Consumer Products - 6.2%

Total (Cost $88,405,978)	$83,225,771	Apparel and Shoes - 1.6%

Brown Shoe Company

			235,400	$5,609,582

TOTAL COMMON STOCKS

		Hartmarx [a]	1,024,000	2,498,560
(Cost $1,916,407,702)	1,693,669,815	Tommy Hilfiger [a]	400,800	2,785,560
				10,893,702

REPURCHASE AGREEMENT - 5.4%

		Collectibles - 0.5%
State Street Bank & Trust Company,		Topps Company (The) [a,d]	406,800	3,539,160
0.50% dated 12/31/02, due 1/2/03,
maturity value $97,177,699		Home Furnishing/Appliances - 1.0%
(collateralized by U.S. Treasury Bonds,		Bush Industries Cl. A	381,700	1,847,428
5.25% due 11/15/28 and U.S. Treasury Notes,		Congoleum Corporation Cl. A [a]	109,400	45,948
2.875% due 6/30/04, valued at $99,124,525)		Dixie Group [a]	412,500	1,575,750
(Cost $97,175,000)	97,175,000	Oneida	302,100	3,332,163
				6,801,289

TOTAL INVESTMENTS - 100.2%

		Publishing - 1.2%
(Cost $2,013,582,702)	1,790,844,815	McClatchy Company Cl. A [d]	68,500	3,886,005
		Media General Cl. A	78,500	4,706,075

LIABILITIES LESS CASH

				8,592,080
      AND OTHER ASSETS - (0.2)%
	(3,672,335)	Sports and Recreation - 0.4%
		Cannondale Corporation [a,c]	430,800	460,956

NET ASSETS - 100.0%

	$1,787,172,480	Coastcast Corporation [a]	239,200	466,440
		†National R.V. Holdings [a,d]	325,300	1,945,294
				2,872,690
		Other Consumer Products - 1.5%
		Cobra Electronics [a]	199,000	1,317,380
		Cross (A.T.) & Company Cl. A [a]	307,800	1,646,730
		†Movado Group	151,000	2,840,310
		†Universal Electronics [a]	444,100	4,325,534
				10,129,954
		Total (Cost $50,576,944)		42,828,875

Consumer Services - 11.5%

		Direct Marketing - 1.1%
		Coldwater Creek [a,d]	184,300	3,538,560
		Nu Skin Enterprises Cl. A	296,400	3,547,908
		Spiegel Cl. A [a]	914,600	329,256
				7,415,724
		Leisure/Entertainment - 3.3%
		AMC Entertainment [a]	81,100	717,735
		Carmike Cinemas [a,d]	171,944	3,378,700
		Metro-Goldwyn-Mayer [a,d]	300,000	3,900,000
		Orient-Express Hotels Cl. A [a,d]	376,400	5,081,400
		†Regal Entertainment Group Cl. A [d]	47,000	1,006,740
		Steinway Musical Instruments [a]	294,900	4,798,023
		Vail Resorts [a,d]	258,200	3,916,894
				22,799,492
		Restaurants/Lodgings - 1.1%
		Angelo and Maxie's [a]	68,799	237,357
		†Buca [a,d]	208,900	1,738,048
		Champps Entertainment [a,d]	75,000	713,250
		IHOP Corporation [a,d]	187,100	4,490,400
		Piccadilly Cafeterias [a]	403,400	484,080
				7,663,135

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
48 | THE ROYCE FUNDS ANNUAL REPORT 2002

DECEMBER 31, 2002

SHARES

VALUE

				SHARES

VALUE

Consumer Services (continued)

Industrial Products - 26.0%

Retail Stores - 5.2%			Building Systems and Components - 1.1%
Bombay Company (The) [a]	634,500	$3,172,500	AZZ [a]	50,800	$630,936
Burlington Coat Factory Warehouse	177,400	3,184,330	†Champion Enterprises [a,d]	638,200	1,818,870
Gadzooks [a]	309,400	1,454,180	Lennox International [d]	299,400	3,757,470
Good Guys (The) [a]	849,100	1,570,835	Modtech Holdings [a]	137,601	1,334,730
Goody's Family Clothing [a,d]	370,300	1,644,132			7,542,006
InterTAN [a]	266,100	1,902,615	Construction Materials - 0.6%
†Loehmann's Holdings [a]	133,600	2,084,160	Foster (L.B.) Cl. A [a]	308,500	1,338,890
†Longs Drug Stores [d]	97,400	2,020,076	Huttig Building Products [a]	471,600	1,344,060
†REX Stores [a,d]	383,600	3,916,556	Universal Stainless & Alloy Products [a]	192,200	1,162,810
†Saks [a]	337,000	3,956,380			3,845,760
†The Sports Authority [a,d]	278,700	1,950,900	Industrial Components - 4.5%

Tweeter Home Entertainment Group [a,d]	446,700	2,581,926
			American Technical Ceramics [a]	204,000	836,400
†West Marine [a,d]	121,900	1,668,811
			Applied Films [a,d]	126,980	2,538,330
Wild Oats Markets [a,d]	466,600	4,815,312
		35,922,713	BMC Industries	931,900	1,463,083

CTS

				634,500	4,917,375
Other Consumer Services - 0.8%			Cable Design Technologies [a]	550,000	3,245,000

Cash America International

	548,000	5,216,960	Carpenter Technology	249,100	3,101,295
Total (Cost $77,154,694)		79,018,024	Deswell Industries	269,833	3,912,578
			Gerber Scientific [a]	596,600	2,422,196

Financial Intermediaries - 1.0%

			Hawk Corporation Cl. A [a,c]	573,800	1,331,216
Insurance - 1.0%			Ladish Company [a]	271,400	2,187,484
Horace Mann Educators [d]	218,200	3,345,006	Penn Engineering & Manufacturing	170,200	1,812,630
PXRE Group	133,900	3,280,550	Timken [d]	181,300	3,462,830
Total (Cost $5,549,926)		6,625,556			31,230,417
			Machinery - 5.3%

Financial Services - 0.4%

Other Financial Services - 0.4%			Baldwin Technology Company [a]	581,200	255,728
Fremont General [d]	567,500	2,548,075
Total (Cost $2,527,325)		2,548,075	Chart Industries [a]	510,000	331,500

			†DT Industries (Restricted) [a,e,g]	400,000	777,600

			DT Industries [a]	285,000	743,850
			Evans & Sutherland Computer [a]	410,500	2,565,625

Health - 3.1%

Drugs and Biotech - 0.9%			FEI Company [a]	288,300	4,408,107
Columbia Laboratories [a]	514,600	1,729,056
†Invitrogen Corporation [a,d]	156,800	4,906,272	GSI Lumonics [a]	619,500	3,735,585
		6,635,328
			Hurco Companies [a]	210,600	332,748

			JLG Industries [d]	371,700	2,798,901

			Keithley Instruments	284,200	3,552,500
Health Services - 1.5%			LeCroy Corporation [a,d]	324,500	3,601,950
Bioanalytical Systems [a,d]	145,900	398,307	MTS Systems	206,200	2,066,124
LabOne [a]	140,300	2,486,116	†Regal-Beloit	191,900	3,972,330
MIM Corporation [a,d]	414,300	2,402,940	Robotic Vision Systems [a]	894,500	214,680
QuadraMed [a]	290,500	761,110	3D Systems [a,d]	353,800	2,759,640
†Tripos [a,d]	191,700	1,405,161	UNOVA [a]	759,300	4,555,800
†Viasys Healthcare [a]	195,900	2,916,951			36,672,668
		10,370,585
			Paper and Packaging - 0.9%
Personal Care - 0.1%			Graphic Packaging International [a]	457,000	2,577,480
Weider Nutrition International Cl. A [a]	134,000	194,300	Longview Fibre [a]	329,000	2,378,670
Surgical Products and Devices - 0.6%			Peak International [a]	230,700	874,353
Colorado MEDtech [a]	365,800	753,548			5,830,503
Invivo Corporation [a]	112,500	1,579,500	Pumps, Valves and Bearings - 2.4%
New Brunswick Scientific [a]	286,795	1,505,674	Baldor Electric [d]	243,100	4,801,225
Palomar Medical Technologies [a]	403,400	423,570	CIRCOR International	322,600	5,129,340
		4,262,292	Flowserve [a,d]	163,500	2,418,165
Total (Cost $24,574,184)		21,462,505	Gardner Denver [a]	159,000	3,227,700
			NN	104,000	1,038,960
					16,615,390

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 49

SCHEDULES OF INVESTMENTS

ROYCE OPPORTUNITY FUND (continued)

SHARES

VALUE

SHARES

VALUE

Industrial Products (continued)			Engineering and Construction - 0.2%
Specialty Chemicals and Materials - 7.0%			Corrpro Companies [a]	233,300	$116,650
†Albemarle Corporation	114,800	$3,266,060	Todd Shipyards [a]	78,100	1,019,205
Applied Extrusion Technologies [a]	559,000	1,118,000			1,135,855
Arch Chemicals [d]	85,550	1,561,286	Printing - 1.4%
Calgon Carbon [d]	650,800	3,214,952	Bowne & Co.	397,200	4,746,540
Gundle/SLT Environmental [a]	460,700	4,072,588	Wallace Computer Services	220,100	4,734,351
LESCO [a]	346,000	4,819,780			9,480,891
Lydall [a]	303,400	3,443,590

MacDermid

	247,900	5,664,515	Transportation and Logistics - 3.0%
Material Sciences [a]	235,700	3,049,958	Alaska Air Group [a,d]	82,300	1,781,795
Park Electrochemical [d]	262,400	5,038,080	Arkansas Best [a]	163,600	4,250,492
PolyOne Corporation	806,000	3,159,520	Atlas Air Worldwide Holdings [a,d]	770,000	1,162,700
Quaker Chemical [d]	198,200	4,598,240	Celadon Group [a]	139,100	1,637,068
Rogers [a,d]	125,700	2,796,825	Interpool	100,000	1,606,000
Terra Industries [a]	645,000	986,850	Mesa Air Group [a]	444,300	1,808,301
Titanium Metals [a,d]	726,000	1,386,660	OMI Corporation [a]	505,400	2,077,194
			Sea Containers Cl. A [d]	271,200	2,421,816
		48,176,904	Stelmar Shipping [a,d]	259,200	3,903,552
Textiles - 0.8%					20,648,918
Cone Mills [a,d]	269,300	463,196	Total (Cost $74,392,166)		70,104,445
Wellman [d]	376,800	5,083,032
		5,546,228	Natural Resources – 4.4%
Other Industrial Products - 3.4%			Energy Services - 0.7%

Albany International Cl. A

	240,526	4,969,267	†GulfMark Offshore [a]	65,000	958,750
Fansteel [a]	294,000	2,940	Pride International [a,d]	133,500	1,989,150
Griffon [a]	358,990	4,889,444	†Trico Marine Services [a]	674,600	2,246,418
†MCSi [a,d]	597,000	2,835,750			5,194,318
Maxwell Technologies [a,d]	406,100	2,456,905	Oil and Gas - 3.1%
McGrath RentCorp	114,900	2,670,276	Clayton Williams Energy [a,d]	46,000	558,440
†Spartan Motors	390,000	4,438,200	Forest Oil [a,d]	158,010	4,368,976
Velcro Industries	90,000	823,500	Nuevo Energy [a]	300,300	3,333,330
		23,086,282	†Pengrowth Energy Trust [d]	448,700	4,159,449
Total (Cost $209,091,531)		178,546,158	Swift Energy [a,d]	419,700	4,058,499
			†Westport Resources [a]	225,300	4,686,240
Industrial Services – 10.2%					21,164,934
Advertising/Publishing - 1.6%			Precious Metals and Mining - 0.6%
Harris Interactive [a]	842,900	2,486,555	Brush Engineered Materials [a]	245,300	1,349,150
†Journal Register Company [a]	256,400	4,558,792	Century Aluminum	365,000	2,704,650
Modem Media Cl. A [a,d]	713,400	1,854,840			4,053,800
†ValueClick [a]	881,700	2,459,943	Total (Cost $38,391,564)		30,413,052
		11,360,130
Commercial Services - 4.0%

Technology – 28.3%

Ag Services of America [a]	267,500	1,926,000	Aerospace/Defense - 4.1%
AHL Services [a]	219,000	186,150	Applied Signal Technology [a]	99,300	1,176,705
Carreker Corporation [a,d]	553,300	2,506,449	Ducommun [a]	186,000	2,948,100
Fleming Companies [d]	405,600	2,664,792	Esterline Technologies [a]	211,700	3,740,739
Manufacturers Services [a]	720,500	3,991,570	GenCorp [d]	463,400	3,670,128
†Nam Tai Electronics	218,200	5,334,990	HEICO [d]	127,800	1,355,958
Regent Communications [a]	300,300	1,774,773	Herley Industries [a,d]	154,800	2,694,758
Rentrak Corporation [a]	375,700	2,025,023	Hexcel Corporation [a,d]	589,400	1,768,200
†TRC Companies [a,d]	87,800	1,152,814	Kaman Corporation Cl. A [d]	225,600	2,481,600
Volt Information Sciences [a]	281,800	4,818,780	Moog Cl. A [a]	168,500	5,230,240
Xanser Corporation [a,d]	694,500	1,097,310	Sensytech [a]	81,200	976,024
		27,478,651	Teledyne Technologies [a]	144,300	2,262,624
					28,305,076

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
50 | THE ROYCE FUNDS ANNUAL REPORT 2002

DECEMBER 31, 2002

	SHARES

VALUE

SHARES

VALUE

Technology (continued)			Sigma Designs [a]	370,200	$1,277,190
Components and Systems - 8.2%			Standard Microsystems [a,d]	233,700	4,550,139
Analogic	69,800	$3,510,102	White Electronic Designs [a]	350,700	2,682,855
Ault [a,c]	325,000	617,500	Xicor [a]	573,800	2,140,274
Avid Technology [a,d]	69,400	1,592,730			39,536,789
Chyron [a]	683,400	177,684	Software - 1.7%
Concurrent Computer [a]	543,600	1,565,568	†Ansoft Corporation [a,d]	272,900	1,678,335
Cray [a,d]	726,400	5,571,488	†Aspen Technology [a,d]	802,400	2,270,792
Del Global Technologies [a]	289,085	693,804	Epicor Software [a]	666,100	832,625
†Del Global Technologies (Warrants) [a]	17,714	5,314	MSC.Software [a]	312,900	2,415,588
Digi International [a]	618,100	1,798,671	†MAPICS [a,d]	354,400	2,463,080
Dot Hill Systems [a,d]	775,200	2,403,120	Phoenix Technologies [a]	154,600	892,042
Hypercom Corporation [a]	823,900	3,073,147	Rogue Wave Software [a]	159,600	284,088
Innovex [a]	458,900	1,936,558	SCB Computer Technology [a]	705,900	522,366
Interlink Electronics [a]	445,300	1,727,764	Versant Corporation [a]	245,000	166,600
Interphase Corporation [a]	201,500	713,310			11,525,516
Maxtor Corporation [a]	734,000	3,714,040	Telecommunication - 5.8%
Merix Corporation [a,d]	387,400	3,254,160	Allen Telecom [a,d]	720,700	6,825,029
Network Equipment Technologies [a]	743,000	2,912,560	Arris Group [a]	619,300	2,210,901
Pinnacle Systems [a]	271,700	3,697,837	C-COR.net [a,d]	746,300	2,477,716
Planar Systems [a,d]	205,300	4,235,339	Channell Commercial [a]	247,200	996,216
Read-Rite [a]	327,900	114,765	†ClearOne Communications [a,d]	380,100	1,691,445
Spectrum Control [a]	427,000	2,241,750	Computer Network Technology [a,d]	402,000	2,854,200
TTM Technologies [a]	536,200	1,774,286	Comtech Telecommunications [a,c]	394,300	4,278,155
Vishay Intertechnology [a,d]	412,615	4,613,036	Forgent Networks [a]	660,300	1,102,701
†WatchGuard Technologies [a,d]	700,600	4,470,529	General Communication Cl. A [a]	504,000	3,381,840
		56,415,062	Globecomm Systems [a]	183,500	688,125
Distribution - 1.1%			†Harmonic [a,d]	827,500	1,903,250
†Avnet [a,d]	279,700	3,029,151	†ITXC Corporation [a]	916,200	2,125,584
Bell Industries [a]	226,200	361,920	MetaSolv [a]	392,800	538,136
Bell Microproducts [a]	762,900	4,226,466	Netopia [a,d]	912,800	1,268,792
		7,617,537	†Powerwave Technologies [a]	593,900	3,207,060
Internet Software and Services - 0.3%			Symmetricom [a,d]	541,300	2,284,286
ePresence [a]	746,200	1,447,628	Touch America Holdings [a]	300,000	117,000
iVillage [a]	783,200	736,208	Westell Technologies Cl. A [a,d]	957,800	1,149,360
		2,183,836	†Wireless Facilities [a,d]	150,000	901,500
IT Services - 1.3%					40,001,296
AlphaNet Solutions [a]	247,800	341,964	Total (Cost $235,641,204)		194,799,075
Computer Task Group [a]	591,500	2,064,335

Miscellaneous – 5.0%

Computer Horizons [a]	674,600	2,205,942	Total (Cost $40,992,420)		34,267,495
Systems & Computer Technology [a]	476,300	4,096,180
Technology Solutions [a]	463,800	505,542	TOTAL COMMON STOCKS
		9,213,963	(Cost $758,891,958)		660,613,260
Semiconductors and Equipment - 5.8%
†ANADIGICS [a,d]	798,500	2,060,130

PREFERRED STOCKS – 0.3%

†Brooks-PRI Automation [a,d]	328,800	3,768,048	†Allen Telecom 7.75% Conv.	25,200	1,864,800
California Micro Devices [a,d]	441,100	2,007,005	Angelo and Maxie's 10.00% Conv.	104,043	218,490
Credence Systems [a,d]	339,800	3,170,334
FSI International [a]	658,700	2,964,150

TOTAL PREFERRED STOCKS

GlobespanVirata [a,d]	809,968	3,571,959	(Cost $1,435,135)		2,083,290
MEMC Electronic Materials [a,d]	803,800	6,084,766
Mentor Graphics [a]	307,600	2,417,736
Microsemi [a,d]	466,700	2,842,203

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 51

SCHEDULES OF INVESTMENTS

ROYCE OPPORTUNITY FUND (continued)

ROYCE PREMIER FUND

COMMON STOCKS – 90.4%

VALUE

SHARES

VALUE

REPURCHASE AGREEMENT – 3.6%

Consumer Products – 5.2%

State Street Bank & Trust Company,		Apparel and Shoes - 2.6%
0.50% dated 12/31/02, due 1/2/03,		†Polo Ralph Lauren Cl. A [a]	576,100	$12,535,936
maturity value $24,348,676		Wolverine World Wide	637,600	9,634,136
(collateralized by U.S. Treasury Bonds,				22,170,072
6.00% due 2/15/26, valued at $24,839,084)		Sports and Recreation - 1.7%
(Cost $24,348,000)	$24,348,000	†Callaway Golf	1,115,700	14,783,025
TOTAL INVESTMENTS – 100.0%
		Other Consumer Products - 0.9%
(Cost $784,675,093)	687,044,550	Oakley [a]	791,900	8,132,813
		Total (Cost $43,274,507)		45,085,910
CASH AND OTHER ASSETS		Consumer Services – 4.6%

LESS LIABILITIES – 0.0%

	127,521	Direct Marketing - 1.1%
		Nu Skin Enterprises Cl. A	790,000	9,456,300
NET ASSETS – 100.0%
	$687,172,071
		Retail Stores - 3.5%
		Big Lots [a]	1,727,100	22,849,533
		Charming Shoppes [a]	1,798,200	7,516,476
				30,366,009
		Total (Cost $32,362,936)		39,822,309

Financial Intermediaries – 8.5%

		Insurance - 7.5%
		Erie Indemnity Company Cl. A	557,400	20,211,324
		PMA Capital Cl. A	1,027,900	14,729,807
		Wesco Financial	27,400	8,492,630
		White Mountains Insurance Group	26,850	8,672,550
		Zenith National Insurance	522,200	12,282,144
				64,388,455
		Securities Brokers - 1.0%
		E*TRADE Group [a]	1,771,900	8,611,434
		Total (Cost $64,411,512)		72,999,889

Financial Services – 1.6%

		Information and Processing - 1.6%
		†FactSet Research Systems	485,300	13,719,431
		Total (Cost $10,970,120)		13,719,431

		Health – 13.8%
		Commercial Services - 2.9%
		†IDEXX Laboratories [a]	400,200	13,326,660
		Quintiles Transnational [a]	975,400	11,802,340
				25,129,000
		Drugs and Biotech - 5.7%
		Applera Corporation–
		Celera Genomics Group [a]	1,053,900	10,064,745
		Human Genome Sciences [a]	700,400	6,170,524
		†Invitrogen Corporation [a]	425,000	13,298,250
		Perrigo[a]	1,578,900	19,183,635
				48,717,154
		Health Services - 0.7%
		Covance [a]	260,000	6,393,400
		Personal Care - 1.6%
		†Ocular Sciences [a]	891,500	13,836,080

	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
52 | THE ROYCE FUNDS ANNUAL REPORT 2002

DECEMBER 31, 2002

SHARES

VALUE

SHARES

VALUE

Health (continued)			Dionex [a]	658,700	$19,569,977
Surgical Products and Devices - 2.9%			†Symbol Technologies	1,260,100	10,358,022
Haemonetics [a]	727,900	$15,620,734	Zebra Technologies Cl. A [a]	227,700	13,047,210
†VISX [a]	969,400	9,286,852			68,796,523
		24,907,586	Distribution - 1.5%
Total (Cost $134,652,710)		118,983,220	Arrow Electronics [a]	421,600	5,392,264
			Avnet [a]	672,147	7,279,352

Industrial Products – 13.1%

					12,671,616
Building Systems and Components - 2.9%

Simpson Manufacturing [a]	751,800	24,734,220	IT Services - 6.0%
			Gartner Cl. A [a]	1,124,800	10,348,160
Construction Materials - 3.5%			Keane [a]	577,200	5,189,028

Florida Rock Industries

	798,050	30,365,803	†MAXIMUS [a]	613,500	16,012,350
Machinery - 6.7%			Perot Systems Cl. A [a]	1,820,000	19,510,400

Lincoln Electric Holdings

	1,096,690	25,388,373			51,059,938
National Instruments [a]	212,475	6,903,313	Semiconductors and Equipment - 2.1%
Woodward Governor [c]	584,256	25,415,136	†Cabot Microelectronics [a]	379,400	17,907,680
		57,706,822
Total (Cost $71,870,604)		112,806,845
			Software - 0.8%
			Autodesk	500,000	7,150,000
Industrial Services – 8.9%			Telecommunication - 1.2%
Commercial Services - 0.7%			Plantronics [a]	381,800	5,776,634
Manpower	200,000	6,380,000	†Scientific-Atlanta	405,000	4,803,300
Engineering and Construction - 1.5%					10,579,934
			Total (Cost $179,741,488)		188,230,699
†Dycom Industries [a]	983,900	13,036,675
Industrial Distribution - 1.6%

TOTAL COMMON STOCKS

Ritchie Bros. Auctioneers [a]	412,500	13,344,375	(Cost $680,030,962)		778,327,586
Transportation and Logistics - 5.1%
C. H. Robinson Worldwide	226,600	7,069,920

REPURCHASE AGREEMENT – 8.5%

EGL [a]	1,229,200	17,516,100	State Street Bank & Trust Company,
Expeditors International of			0.50% dated 12/31/02, due 1/02/03,
Washington	203,200	6,634,480	maturity value $73,051,029
Pittston Brink’s Group	667,294	12,331,593	(collateralized by U.S. Treasury Bonds,
		43,552,093	5.25% due 11/15/28 and U.S. Treasury Notes,
Total (Cost $61,197,274)		76,313,143	2.875% due 6/30/04, valued at $74,517,506)
			(Cost $73,049,000)		73,049,000

Natural Resources – 12.8%

Energy Services - 2.2%

TOTAL INVESTMENTS – 98.9%

Precision Drilling [a]	596,500	19,410,110	(Cost $753,079,962)	851,376,586
Oil and Gas - 4.1%
Tom Brown [a]	1,006,810	25,270,931

CASH AND OTHER ASSETS

†Unit Corporation [a]	532,500	9,877,875

LESS LIABILITIES – 1.1%

					9,280,572
		35,148,806
			NET ASSETS – 100.0%		$860,657,158
Precious Metals and Mining - 6.5%
AngloGold ADR [b]	811,600	27,805,416
†Goldcorp	2,201,400	28,001,808
		55,807,224
Total (Cost $81,549,811)		110,366,140

Technology – 21.9%
Aerospace/Defense - 2.3%

Curtiss-Wright

	314,400	20,065,008
Components and Systems - 8.0%
†Adaptec [a]	918,000	5,186,700
American Power Conversion [a]	605,600	9,174,840
Cognex Corporation [a]	621,800	11,459,774

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 53

SCHEDULES OF INVESTMENTS

ROYCE TRUST & GIFTSHARES FUND

COMMON STOCKS – 82.0%

SHARES

VALUE

SHARES

VALUE

Consumer Products – 8.0%			Industrial Services - 11.6%
Apparel and Shoes - 6.0%			Commercial Services - 4.1%

Delta Apparel

	85,680	$1,319,472	†Convergys Corporation [a]	15,000	$227,250
Nautica Enterprises [a]	39,300	436,623	iGATE Corporation [a]	139,900	366,538
		1,756,095	Kforce [a]	112,500	474,750
Collectibles - 2.0%			New Horizons Worldwide [a]	31,000	122,450
The Boyds Collection[a]	88,000	585,200			1,190,988
Total (Cost $1,571,704)		2,341,295	Industrial Distribution - 3.2%
			Ritchie Bros. Auctioneers [a]	29,000	938,150
Financial Intermediaries – 6.2%			Transportation and Logistics - 4.3%
Insurance - 4.1%			EGL [a]	30,000	427,500

Erie Indemnity Company Cl. A

	15,000	543,900	Pittston Brink’s Group	20,570	380,133
Horace Mann Educators	25,000	383,250	†UTI Worldwide	16,700	438,375
†Montpelier Re Holdings [a]	9,000	259,200			1,246,008
		1,186,350	Total (Cost $3,245,500)		3,375,146
Securities Brokers - 2.1%
E*TRADE Group [a]	130,000	631,800	Natural Resources – 3.6%
Total (Cost $1,625,773)		1,818,150	Energy Services - 1.4%
			†Universal Compression Holdings [a]	22,000	420,860
Financial Services – 9.6%			Oil and Gas - 2.2%
Information and Processing - 4.1%			Tom Brown [a]	25,000	627,500
†FactSet Research Systems	23,300	658,691	Total (Cost $1,034,615)		1,048,360
†SEI Investments	20,000	543,600
		1,202,291	Technology – 28.1%
Investment Management - 5.5%			Components and Systems - 8.4%
†Alliance Capital Management Holding L.P.	25,000	775,000	Excel Technology [a]	33,000	590,370
†Neuberger Berman	25,000	837,250	Kronos [a]	13,500	499,365
		1,612,250	Newport [a]	54,000	678,240
Total (Cost $2,656,243)		2,814,541	†Symbol Technologies	20,000	164,400
			†Technitrol	31,900	514,866
Health – 12.6%					2,447,241
Commercial Services - 1.4%			Distribution - 3.7%
The TriZetto Group [a]	64,400	395,416	Arrow Electronics [a]	35,000	447,650
Drugs and Biotech - 7.8%			Richardson Electronics	56,100	485,826
†Affymetrix [a]	8,000	183,120	†Tech Data [a]	5,500	148,280
†Applera Corporation-					1,081,756

Applied Biosystems Group

	40,000	701,600	IT Services - 5.9%
†Emisphere Technologies [a]	125,000	435,000	†Answerthink [a]	25,000	62,500
Lexicon Genetics [a]	63,000	297,990	Forrester Research [a]	30,000	467,100
Perrigo [a]	54,900	667,035	†Gartner Cl. A [a]	35,000	322,000
		2,284,745	Keane [a]	15,000	134,850
Health Services - 2.2%			†MAXIMUS [a]	5,400	140,940
Covance [a]	19,000	467,210	Perot Systems Cl. A [a]	55,000	589,600
†First Consulting Group [a]	32,000	184,320			1,716,990
		651,530	Semiconductors and Equipment - 4.9%
Personal Care - 1.2%			†Cabot Microelectronics [a]	10,000	472,000
Ocular Sciences [a]	22,000	341,440	Exar [a]	45,600	565,440
Total (Cost $3,834,453)		3,673,131	Fairchild Semiconductor Cl. A [a]	15,000	160,650
			†ParthusCeva [a]	41,000	242,310
Industrial Products – 2.3%					1,440,400
Machinery - 2.3%			Software - 2.2%

Lincoln Electric Holdings

	28,900	669,035	†Autodesk	30,000	429,000
Total (Cost $604,605)		669,035	†Verity [a]	15,000	200,865
					629,865

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
54 | THE ROYCE FUNDS ANNUAL REPORT 2002

DECEMBER 31, 2002

ROYCE SPECIAL EQUITY FUND

COMMON STOCKS - 84.0%

SHARES

VALUE

SHARES

VALUE

Technology (continued)			Consumer Products - 23.9%
Telecommunication - 3.0%			Apparel and Shoes - 7.6%
†Level 3 Communications [a]	135,000	$661,500	†Columbia Sportswear Company [a]	161,000	$7,151,620
Somera Communications [a]	85,000	229,500	†Hampshire Group [a]	131,200	2,886,400
		891,000
K-Swiss Cl. A
				397,500	8,629,725
Total (Cost $8,392,795)		8,207,252	Maxwell Shoe Company Cl. A [a]	425,000	4,938,500
			Oshkosh B'Gosh Cl. A	118,800	3,332,340
TOTAL COMMON STOCKS			Oxford Industries	130,200	3,339,630
(Cost $22,965,688)		23,946,910			30,278,215
			Collectibles - 3.5%
REPURCHASE AGREEMENT - 13.8%

Russ Berrie and Company

				305,000	10,302,900
State Street Bank & Trust Company,			†Yankee Candle Company [a]	231,000	3,696,000
0.50% dated 12/31/02, due 1/02/03,					13,998,900
maturity value $4,026,112			Food/Beverage/Tobacco - 5.5%
(collateralized by U.S. Treasury Bonds,

Lancaster Colony

				380,000	14,850,400
9.125% due 5/15/18, valued at $4,111,600)			National Beverage [a]	216,300	3,309,390
(Cost $4,026,000)		4,026,000	Riviana Foods	140,000	3,782,940
					21,942,730
TOTAL INVESTMENTS – 95.8%			Home Furnishing/Appliances - 5.2%
(Cost $26,991,688)		27,972,910	Chromcraft Revington [a]	234,900	3,065,445
			Flexsteel Industries	291,400	4,872,208
CASH AND OTHER ASSETS			Hooker Furniture	201,500	3,751,930
LESS LIABILITIES – 4.2%		1,213,575
National Presto Industries
				310,500	9,122,490
					20,812,073
NET ASSETS – 100.0%		$29,186,485
			Sports and Recreation - 0.8%
			Escalade [a]	153,000	3,060,000
			Other Consumer Products - 1.3%
			Movado Group	45,000	846,450
			Toro	67,000	4,281,300
					5,127,750
			Total (Cost $89,265,445)		95,219,668

			Consumer Services – 15.3%
			Leisure/Entertainment - 0.3%
			Bowl America Cl. A	105,000	1,239,000
			Restaurants/Lodgings - 6.2%
			Benihana Cl. A [a]	126,200	1,703,700
			Bob Evans Farms	475,000	11,091,250
			†CEC Entertainment [a]	210,000	6,447,000
			Frisch's Restaurants	99,300	2,060,475
			†Jack in the Box [a]	185,000	3,198,650
					24,501,075
			Retail Stores - 8.8%
			Arden Group Cl. A [a]	98,000	5,930,960
			†Borders Group [a]	400,000	6,440,000

Cato Cl. A
				372,500	8,042,275

Deb Shops
				300,000	6,663,000
			Dress Barn (The) [a]	192,500	2,560,250
			The Men's Wearhouse [a]	75,000	1,286,250
			†Talbots	150,000	4,129,500
					35,052,235
			Total (Cost $64,172,288)		60,792,310

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 55

SCHEDULES OF INVESTMENTS

ROYCE SPECIAL EQUITY FUND (continued)

	SHARES	VALUE		SHARES	VALUE

Financial Services – 0.9%

			Industrial Distribution - 1.5%
Information and Processing - 0.9%

			Lawson Products	196,100	$6,075,178
†National Processing [a]	235,000	$3,771,750	Printing - 7.3%
Total (Cost $3,594,769)		3,771,750	†Banta Corporation	455,000	14,227,850
			†CSS Industries [a]	220,600	7,301,860

Health – 2.0%

			Ennis Business Forms	310,000	3,602,200
Health Services - 0.9%			†New England Business Service	164,000	4,001,600
National Dentex [a,c]	180,000	3,517,200			29,133,510
Personal Care - 0.7%			Other Industrial Services - 2.6%
†Regis	100,000	2,599,000

			Bandag Cl. A	300,000	10,377,000
Surgical Products and Devices - 0.4%			Total (Cost $73,330,231)		73,183,866
Utah Medical Products[a]	86,200	1,646,420
Total (Cost $7,972,644)		7,762,620

			Technology – 0.4%

			Aerospace/Defense - 0.4%

Industrial Products – 18.6%

			Innovative Solutions and Support [a]	275,700	1,720,368
Building Systems and Components - 2.9%			Total (Cost $2,119,099)		1,720,368
†Simpson Manufacturing [a]	150,000	4,935,000
†Skyline	222,300	6,557,850

			Miscellaneous – 4.5%

		11,492,850	Total (Cost $17,548,937)		17,672,854
Construction Materials - 1.3%
Mueller Industries [a]	192,500	5,245,625	TOTAL COMMON STOCKS
			(Cost $333,039,085)		334,063,540
Industrial Components - 1.7%
Edelbrock Corporation[a]	53,100	604,809

Standex International

	258,300	6,157,872

			REPURCHASE AGREEMENT – 17.6%

		6,762,681	State Street Bank & Trust Company,
Machinery - 2.1%			0.50% dated 12/31/02, due 1/2/03,
Cascade Corporation	169,400	2,701,930	maturity value $70,061,946
†Woodward Governor	132,500	5,763,750	(collateralized by U.S. Treasury Bonds,
		8,465,680	5.25%-8.75% due 5/15/17-11/15/28,
			valued at $71,464,605)
			(Cost $70,060,000)		70,060,000
Pumps, Valves and Bearings - 1.0%
Franklin Electric	18,100	868,981
Met-Pro	225,000	3,258,000

			TOTAL INVESTMENTS – 101.6%

		4,126,981	(Cost $403,099,085)		404,123,540
Specialty Chemicals and Materials - 7.8%
Aceto	88,400	1,411,748

			LIABILITIES LESS CASH AND OTHER ASSETS – (1.6)%

Hawkins	260,000	2,337,400

					(6,368,893)
†Lubrizol	444,500	13,557,250
Quaker Chemical	131,400	3,048,480

			NET ASSETS – 100.0%

					$397,754,647
†Schweitzer-Mauduit International	430,000	10,535,000
		30,889,878
Other Industrial Products - 1.8%
†Strattec Security [a]	64,600	3,096,924
Superior Uniform Group	311,500	3,859,485
		6,956,409
Total (Cost $75,035,672)		73,940,104

Industrial Services – 18.4%

Commercial Services - 0.7%
†United Stationers [a]	95,000	2,736,095
Food/Tobacco Processors - 6.3%
Farmer Bros.	30,000	9,270,000
†Sanderson Farms	202,500	4,234,275
†Universal	307,300	11,357,808
		24,862,083

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
56 | THE ROYCE FUNDS ANNUAL REPORT 2002

DECEMBER 31, 2002

ROYCE SELECT FUND

COMMON STOCKS - 94.1%

SHARES

VALUE

SHARES

VALUE

Consumer Products - 3.5%

Industrial Products - 8.1%

Apparel and Shoes - 1.8%			Building Systems and Components - 1.5%
Wolverine World Wide	19,000	$$287,090	Juno Lighting [a]	25,800	$249,486
Collectibles - 1.7%			Construction Materials - 2.6%
The Boyds Collection [a]	42,300	281,295

Florida Rock Industries

				10,750	409,038
Total (Cost $474,824)		568,385	Specialty Chemicals and Materials - 2.1%
			†MacDermid	15,000	342,750

Consumer Services - 1.9%

			Other Industrial Products - 1.9%
Retail Stores - 1.9%			BHA Group Holdings [a]	17,800	305,270
Big Lots [a]	23,000	304,290	Total (Cost $981,721)		1,306,544
Total (Cost $325,623)		304,290

Industrial Services - 8.8%

Financial Intermediaries - 4.3%

			Commercial Services - 2.8%
Insurance - 3.1%			iGATE Corporation [a]	73,300	192,046

Erie Indemnity Company Cl. A

	10,000	362,600	RemedyTemp Cl. A [a]	18,500	259,000
†Montpelier Re Holdings [a]	5,200	149,760			451,046
		512,360	Industrial Distribution - 2.0%
Securities Brokers - 1.2%			Ritchie Bros. Auctioneers [a]	10,000	323,500
†E*TRADE Group [a]	38,900	189,054	Transportation and Logistics - 4.0%
Total (Cost $565,642)		701,414	EGL [a]	16,000	228,000

Financial Services - 7.5%

			Pittston Brink's Group	10,813	199,824
Information and Processing - 4.2%			†UTI Worldwide	8,300	217,875
†eFunds Corporation [a]	30,000	273,300			645,699
†FactSet Research Systems	14,500	409,915	Total (Cost $1,210,609)		1,420,245
		683,215

Natural Resources - 5.1%

Investment Management - 3.3%			Energy Services - 2.0%
†Neuberger Berman	16,000	535,840	†Universal Compression Holdings [a]	17,000	325,210
Total (Cost $1,141,239)		1,219,055	Oil and Gas - 3.1%

Health - 17.8%

			Tom Brown [a]	20,200	507,020
Drugs and Biotech - 10.7%			Total (Cost $823,148)		832,230
†Bruker Daltonics [a]	39,700	192,942

Technology - 37.1%

†Emisphere Technologies [a]	200,000	696,000	Components and Systems - 4.6%
†Endo Pharmaceuticals Holdings [a]	40,000	307,960	Rainbow Technologies [a]	48,700	349,179
†Perrigo [a]	44,000	534,600	†Symbol Technologies	10,000	82,200
		1,731,502	†Technitrol	20,000	322,800
Health Services - 2.7%					754,179
Covance [a]	15,000	368,850	Distribution - 4.9%
†First Consulting Group [a]	10,000	57,600	Arrow Electronics [a]	20,000	255,800
		426,450	Richardson Electronics	24,900	215,634
Personal Care - 1.9%			†Tech Data [a]	12,000	323,520
Ocular Sciences [a]	20,000	310,400			794,954
Surgical Products and Devices - 2.5%

Arrow International

	10,000	406,700
Total (Cost $2,709,928)		2,875,052

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 57

SCHEDULES OF INVESTMENTS

ROYCE SELECT FUND (continued)

SHARES

VALUE

SHARES

VALUE

IT Services - 12.6%			Telecommunication - 3.4%
†BearingPoint [a]	35,000	$241,500	†Level 3 Communications [a]	75,000	$367,500
Covansys Corporation [a]	95,000	357,010	†Scientific-Atlanta	15,000	177,900
Gartner Cl. A [a]	58,200	535,440			545,400
Perot Systems Cl. A [a]	37,300	399,856	Total (Cost $5,504,322)		6,001,128
Syntel [a]	23,900	502,139
		2,035,945

TOTAL COMMON STOCKS

Semiconductors and Equipment - 6.8%			(Cost $13,737,056)		15,228,343
†Cabot Microelectronics [a]	7,000	330,400
Exar [a]	33,700	417,880

TOTAL INVESTMENTS - 94.1%

Fairchild Semiconductor Cl. A [a]	13,000	139,230	(Cost $13,737,056)		15,228,343
†PDF Solutions [a]	30,000	207,900
		1,095,410

CASH AND OTHER ASSETS

Software - 4.8%

LESS LIABILITIES - 5.9%

					954,703
†Autodesk	10,000	143,000
JDA Software Group [a]	10,000	96,600

NET ASSETS - 100.0%

					$16,183,046
†Verity [a]	40,000	535,640
		775,240

    a       Non-income producing.

    b       American Depository Receipt.

    c       At December 31, 2002, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated  Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

    d       A portion of these securities were on loan at December 31, 2002.

    e      Securities for which market quotations are no longer readily available represent 0.06%, 0.59%, 0.00%, 0.04% and 0.11% of net assets for Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Opportunity Fund, respectively. These securities have been valued at their fair value under procedures established by the Fund's Board of Trustees.

    f      Coupon rate of 0% to 12/2003; thereafter 10.50%.

    g      Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules. Market value of this security at December 31, 2002 was $777,600 and represents 0.11% of net assets. The security was acquired and the purchase price was agreed to on June 20, 2002 at a cost of $1,280,000.

     †     New additions in 2002 (unaudited).
Bold indicates a Fund's largest 20 equity holdings in terms of December 31, 2002 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
58 | THE ROYCE FUNDS ANNUAL REPORT 2002

STATEMENTS OF ASSETS AND LIABILITIES		DECEMBER 31, 2002
	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund

ASSETS:
Investments at value*	$657,749,379	$312,914,948	$1,060,251,616	$1,693,669,815
Repurchase agreements (at cost and value)	68,956,000	20,686,000	53,945,000	97,175,000
Cash	915	46	123,216	347,126
Collateral from brokers on securities loaned**	18,084,289	9,894,461	9,515,336	57,331,185
Receivable for investments sold	1,688,584	-	12,196,975	746,387
Receivable for capital shares sold	2,686,512	1,298,016	13,394,880	6,646,309
Receivable for dividends and interest	495,451	130,418	2,343,319	627,041
Prepaid expenses and other assets	19,936	9,208	20,727	48,789
Total Assets	749,681,066	344,933,097	$1,151,791,069	$1,856,591,652
LIABILITIES:
Payable for collateral on securities loaned	18,084,289	9,894,461	9,515,336	57,331,185
Payable for investments purchased	1,033,612	258,855	20,454,768	2,385,057
Payable for capital shares redeemed	1,683,002	2,318,418	1,125,724	7,164,033
Payable for investment advisory fees	481,267	348,021	913,056	1,891,776
Accrued expenses	186,253	162,138	303,243	647,121
Total Liabilities	21,468,423	12,981,893	32,312,127	69,419,172
Net Assets	$728,212,643	$331,951,204	$1,119,478,942	$1,787,172,480
ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$-	$-	$650,684	$(6,920,349)
Accumulated net realized gain (loss) on investments	(3,166,006)	(1,136,663)	3,249,624	(54,973,313)
Net unrealized appreciation (depreciation)
on investments	107,928,684	(15,359,638)	5,492,003	(222,737,887)
Capital shares	111,089	32,833	133,794	183,305
Additional paid-in capital	623,338,876	348,414,672	$1,109,952,837	2,071,620,724
Net Assets	$728,212,643	$331,951,204	$1,119,478,942	$1,787,172,480
Investment Class	$462,151,355	$262,980,820	$986,439,660	$1,787,172,480
Consultant Class	$266,061,288	$68,962,818	$120,737,231
Financial Intermediary Class		$7,566	$12,302,051
SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	70,130,626	25,873,278	117,875,204	183,304,990
Consultant Class	40,958,345	6,958,701	14,432,436
Financial Intermediary Class		745	1,486,652
NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$6.59	$10.16	$8.37	$9.75
Consultant Class (2)	$6.50	$9.91	$8.37
Financial Intermediary Class (2)		$10.16	$8.28
* Investments at identified cost	$549,820,695	$328,274,586	$1,054,759,613	$1,916,407,702

** Market value of securities loaned	$17,028,499	$8,821,920	$8,488,942	$50,848,382
(1) Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2) Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 59

STATEMENTS OF ASSETS AND LIABILITIES				DECEMBER 31, 2002
	Royce Opportunity Fund	Royce Premier Fund		Royce Trust & GiftShares Fund	Royce Special Equity Fund	Royce Select Fund

ASSETS:
Investments at value*	$662,696,550	$778,327,586		$23,946,910	$334,063,540	$15,228,343
Repurchase agreements (at cost and value)	24,348,000	73,049,000		4,026,000	70,060,000	-
Cash	990	292		427	125	51,090
Collateral from brokers on securities loaned**	65,575,559	-		-	-	-
Receivable for investments sold	4,958,865	4,369,200		1,367,411	-	1,058,174
Receivable for capital shares sold	2,604,779	11,855,713		151,230	9,137,928	-
Receivable for dividends and interest	361,620	426,039		15,980	318,807	6,780
Prepaid expenses and other assets	21,196	23,297		911	4,582	-
Total Assets	760,567,559	868,051,127		29,508,869	413,584,982	16,344,387
LIABILITIES:
Payable for collateral on securities loaned	65,575,559	-		-	-	-
Payable for investments purchased	5,133,501	3,680,542		281,330	14,754,065	161,341
Payable for capital shares redeemed	1,916,463	2,755,291		337	667,517	-
Payable for investment advisory fees	595,481	731,957		25,211	312,580	-
Accrued expenses	174,484	226,179		15,506	96,173	-
Total Liabilities	73,395,488	7,393,969		322,384	15,830,335	161,341
Net Assets	$687,172,071	$860,657,158		$29,186,485	$397,754,647	$16,183,046
ANALYSIS OF NET ASSETS:
Accumulated net realized gain (loss) on investments	$(15,658,872)	$(3,995,824	) $	(102,680	)$ 1,006,686	$(91,048)
Net unrealized appreciation (depreciation)
on investments	(97,630,543)	98,296,624		981,222	1,024,455	1,491,287
Capital shares	93,189	91,661		3,262	27,927	111
Additional paid-in capital	800,368,297	766,264,697		28,304,681	395,695,579	14,782,696
Net Assets	$687,172,071	$860,657,158		$29,186,485	$397,754,647	$16,183,046
Investment Class	$635,296,461	$848,340,637		$23,312,592	$397,754,647	$16,183,046
Consultant Class				$341,723
Institutional Class	$31,896,488	$4,490,175
Financial Intermediary/Consultant B Class***	$19,979,122	$7,826,346		$5,532,170
SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	86,142,649	90,349,250		2,581,903	27,926,571	110,833
Consultant Class				39,657
Institutional Class	4,321,848	478,242
Financial Intermediary/Consultant B Class***	2,724,317	833,451		640,372
NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$7.37	$9.39		$9.03	$14.24	$146.01
Consultant Class (2)				$8.62
Institutional Class (2)	$7.38	$9.39
Financial Intermediary Consultant B Class (2) ***	$7.33	$9.39		$8.64
* Investments at identified cost	$760,327,093	$680,030,962		$22,965,688	$333,039,085	$13,737,056

** Market value of securities loaned	$59,684,174

(1) Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund within three years of purchase, N/A for Royce Trust & GiftShares Fund).

(2) Offering and redemption price per share; redemption price per share is equal to NAV, less applicable deferred sales charge for Royce Trust & GiftShares Fund Consultant B Class.
*** Financial Intermediary Class of Royce Opportunity Fund and Royce Premier Fund; Consultant B Class of Royce Trust & GiftShares Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
60 | THE ROYCE FUNDS ANNUAL REPORT 2002

STATEMENTS OF CHANGES IN NET ASSETS
	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Total Return Fund
	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2002	Year ended December 31, 2001
INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,310,939)	$299,459	$(3,988,215)	$(1,190,325)	$7,787,493	$4,386,580
Net realized gain (loss) on investments	(2,391,742)	47,872,298	(1,026,258)	5,633,443	3,886,830	9,733,528
Net change in unrealized appreciation
(depreciation) on investments	(78,281,886)	39,588,880	(64,101,910)	29,712,545	(45,579,854)	39,096,210
Net increase (decrease) in net assets from
investment operations	(83,984,567)	87,760,637	(69,116,383)	34,155,663	(33,905,531)	53,216,318
DISTRIBUTIONS:
Net investment income
Investment Class	–	(1,248,909)	–	–	(6,944,474)	(5,013,000)
Consultant Class	–	–	–	–	(260,157)	–
Financial Intermediary Class			–		(92,990)
Net realized gain on investments
Investment Class	(8,246,320)	(38,133,262)	(2,556,486)	(3,035,508)	(1,099,797)	(11,828,657)
Consultant Class	(4,710,675)	(11,133,129)	(683,947)	(48,849)	(130,629)	(15,730)
Financial Intermediary Class			(14)		(14,307)
Total distributions	(12,956,995)	(50,515,300)	(3,240,447)	(3,084,357)	(8,542,354)	(16,857,387)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	141,930,796	68,179,913	230,385,653	78,492,128	660,809,788	248,660,026
Consultant Class	193,041,463	13,814,242	91,526,818	4,902,182	134,890,474	3,339,336
Financial Intermediary Class			7,637		16,692,229
Distributions reinvested
Investment Class	7,228,852	36,230,087	2,439,291	2,937,476	7,330,406	15,590,394
Consultant Class	4,602,966	10,654,620	675,797	48,147	383,760	15,017
Financial Intermediary Class			13		109,342
Value of shares redeemed
Investment Class	(74,038,381)	(56,157,592)	(116,375,436)	(49,052,313)	(156,348,581)	(72,947,656)
Consultant Class	(30,740,655)	(24,669,967)	(14,434,811)	(416,594)	(11,079,205)	(1,468)
Financial Intermediary Class			(37)		(3,871,801)
Shareholder redemption fees
Investment Class	171,219	69,021	252,035	91,084	331,379	101,977
Consultant Class	–	–	–	–	–	–
Financial Intermediary Class					–
Net increase in net assets from
capital share transactions	242,196,260	48,120,324	194,476,960	37,002,110	649,247,791	194,757,626
NET INCREASE IN NET ASSETS	145,254,698	85,365,661	122,120,130	68,073,416	606,799,906	231,116,557
NET ASSETS:
Beginning of period	582,957,945	497,592,284	209,831,074	141,757,658	512,679,036	281,562,479
End of period	$728,212,643	$582,957,945	$331,951,204	$209,831,074	$1,119,478,942	$512,679,036
UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$–	$201,276	$–	$–	$650,684	$169,771
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	19,425,339	9,234,281	19,299,707	7,058,204	76,100,189	30,032,013
Consultant Class	26,026,219	1,899,656	7,715,464	436,245	15,321,081	395,239
Financial Intermediary Class			747		1,915,125
Shares issued for reinvestment of distributions
Investment Class	1,085,424	5,102,667	236,365	259,037	849,997	1,871,043
Consultant Class	700,513	1,504,977	67,110	4,302	45,414	1,792
Financial Intermediary Class			1		12,863
Shares redeemed
Investment Class	(10,657,749)	(7,780,237)	(10,813,857)	(4,489,382)	(18,327,215)	(8,908,920)
Consultant Class	(4,490,197)	(3,345,647)	(1,388,596)	(41,696)	(1,330,914)	(176)
Financial Intermediary Class			(3)		(441,336)
Net increase in shares outstanding
Investment Class	9,853,014	6,556,711	8,722,215	2,827,859	58,622,971	22,994,136
Consultant Class	22,236,535	58,986	6,393,978	398,851	14,035,581	396,855
Financial Intermediary Class			745		1,486,652

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.				THE ROYCE FUNDS ANNUAL REPORT 2002 | 61

STATEMENTS OF CHANGES IN NET ASSETS

Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Premier Fund

	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2002	Year ended December 31, 2001
INVESTMENT OPERATIONS:
Net investment income (loss)	$(12,890,007)	$(2,909,928)	$(3,516,966)	$(971,310)	$(3,304,262)	$(315,289)
Net realized gain (loss) on investments	(53,025,216)	2,063,684	(13,592,651)	12,290,737	(2,647,211)	38,893,351
Net change in unrealized appreciation
(depreciation) on investments	(343,817,602)	113,998,931	(143,840,671)	48,980,845	(66,252,618)	29,566,086
Net increase (decrease) in net assets from
investment operations	(409,732,825)	113,152,687	(160,950,288)	60,300,272	(72,204,091)	68,144,148
DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Institutional Class			–	–	–
Financial Intermediary Class			–	–	–
Net realized gain on investments
Investment Class	(3,687,012)	(1,816,080)	(9,411,280)	(7,012,310)	(29,409,611)	(16,988,606)
Institutional Class			(467,602)	–	(158,075)
Financial Intermediary Class			(291,284)	(198,649)	(16,910)
Total distributions	(3,687,012)	(1,816,080)	(10,170,166)	(7,210,959)	(29,584,596)	(16,988,606)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	1,860,560,233	933,289,389	448,663,044	342,686,884	294,134,726	186,465,394
Institutional Class			33,629,907	5,000,000	4,610,000
Financial Intermediary Class			14,905,124	17,026,538	7,813,797
Distributions reinvested
Investment Class	3,447,721	1,678,337	8,613,783	6,551,552	28,525,769	16,484,502
Institutional Class			467,601		127,688
Financial Intermediary Class			291,477	198,649	16,910
Value of shares redeemed
Investment Class	(689,897,902)	(153,109,589)	(239,252,860)	(123,195,710)	(170,115,794)	(132,558,809)
Institutional Class			(778,974)	–	–
Financial Intermediary Class			(4,445,984)	(5,632,344)	(12,428)
Shareholder redemption fees
Investment Class	1,789,106	643,103	521,502	288,941	97,106	48,406
Institutional Class			–	–	–
Financial Intermediary Class			2,801	150	–
Net increase in net assets from
capital share transactions	1,175,899,158	782,501,240	262,617,421	242,924,660	165,197,774	70,439,493

NET INCREASE IN NET ASSETS

	762,479,321	893,837,847	91,496,967	296,013,973	63,409,087	121,595,035
NET ASSETS:
Beginning of period	1,024,693,159	130,855,312	595,675,104	299,661,131	797,248,071	675,653,036
End of period	$1,787,172,480	$1,024,693,159	$687,172,071	$595,675,104	$860,657,158	$797,248,071
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(6,920,349)	$–	$–	$–	$–	$–
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	161,930,360	88,844,869	49,959,637	39,739,506	28,889,708	18,681,596
Institutional Class			3,786,324	574,053	464,927
Financial Intermediary Class			1,752,009	1,976,950	833,013
Shares issued for reinvestment of distributions
Investment Class	352,157	149,323	1,142,408	756,531	2,974,624	1,589,635
Institutional Class			61,934	–	13,315
Financial Intermediary Class			38,863	23,018	1,761
Shares redeemed
Investment Class	(66,771,846)	(15,199,798)	(29,007,150)	(14,808,516)	(17,141,190)	(13,351,806)
Institutional Class			(100,463)	–	–
Financial Intermediary Class			(558,780)	(649,209)	(1,323)
Net increase in shares outstanding
Investment Class	95,510,671	73,794,394	22,094,895	25,687,521	14,723,142	6,919,425
Institutional Class			3,747,795	574,053	478,242
Financial Intermediary Class			1,232,092	1,350,759	833,451

62 | THE ROYCE FUNDS ANNUAL REPORT 2002		THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Trust & GiftShares Fund		Royce Special Equity Fund		Royce Select Fund
	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2002	Year ended December 31, 2001
INVESTMENT OPERATIONS:
Net investment income (loss)	$(330,171)	$(290,094)	$557,267	$50,679	$(109,033)	$(327,521)
Net realized gain (loss) on investments	909	1,462,191	1,061,490	60,732	(12,082)	517,154
Net change in unrealized appreciation
on investments	(6,326,881)	4,169,184	91,949	982,955	(3,324,777)	3,266,364
Net increase (decrease) in net assets from
Investment operations	(6,656,143)	5,341,281	1,710,706	1,094,366	(3,445,892)	3,455,997
DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(615,764)	(52,846)	–	–
Consultant Class	–	–
Consultant B Class	–	–
Net realized gain on investments
Investment Class	(694,420)	(1,197,492)	–	–	(337,212)	(627,829)
Consultant Class	(10,666)	–
Consultant B Class	(171,217)	(325,277)
Total distributions	(876,303)	(1,522,769)	(615,764)	(52,846)	(337,212)	(627,829)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	2,619,826	2,553,437	670,310,568	6,913,494	3,761,718	2,393,566
Consultant Class	396,200	162,500
Consultant B Class	318,246	613,566
Distributions reinvested
Investment Class	694,328	1,197,026	578,329	46,691	314,488	499,511
Consultant Class	10,666	–
Consultant B Class	171,217	325,109
Value of shares redeemed
Investment Class	(179,747)	(125,422)	(282,403,859)	(5,194,640)	(2,637,873)	(286,395)
Consultant Class	(155,990)	–
Consultant B Class	(400,864)	(56,258)
Shareholder redemption fees
Investment Class	–	–	2,102,777	54,111	20,345	4,240
Consultant Class	–	–
Consultant B Class	–	–
Net increase in net assets from
capital share transactions	3,473,882	4,669,958	390,587,815	1,819,656	1,458,678	2,610,922

NET INCREASE (DECREASE) IN NET ASSETS

	(4,058,564)	8,488,470	391,682,757	2,861,176	(2,324,426)	5,439,090
NET ASSETS:
Beginning of period	33,245,049	24,756,579	6,071,890	3,210,714	18,507,472	13,068,382
End of period	$29,186,485	$33,245,049	$397,754,647	$6,071,890	$16,183,046	$18,507,472

UNDISTRIBUTED NET INVESTMENT INCOME

(LOSS) AT END OF PERIOD	$–	$–	$–	$284	$–	$–
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	246,281	238,187	47,513,016	631,488	21,767	14,716
Consultant Class	37,819	14,682
Consultant B Class	32,011	58,102
Shares issued for reinvestment of distributions
Investment Class	73,786	106,581	40,728	3,920	2,071	2,919
Consultant Class	1,187	–
Consultant B Class	19,003	29,964
Shares redeemed
Investment Class	(18,537)	(11,940)	(20,117,968)	(480,945)	(17,585)	(1,746)
Consultant Class	(14,031)	–
Consultant B Class	(37,138)	(5,350)
Net increase in shares outstanding
Investment Class	301,530	332,828	27,435,776	154,463	6,253	15,889
Consultant Class	24,975	14,682
Consultant B Class	13,876	82,716

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.				THE ROYCE FUNDS ANNUAL REPORT 2002 | 63

STATEMENTS OF OPERATIONS		YEAR ENDED DECEMBER 31, 2002

Pennsylvania Mutual Fund

		Royce Micro-Cap Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund
INVESTMENT INCOME:
Income:
Dividends	$4,824,273	$1,077,221	$15,260,285	$11,455,319
Interest	905,990	353,779	2,992,714	1,734,149
Total income	5,730,263	1,431,000	18,252,999	13,189,468
Expenses:
Investment advisory fees	5,515,560	4,918,751	8,174,088	26,254,505
Distribution fees - Investment Class	–	–	–	4,375,751
Distribution fees - Consultant Class	2,318,200	533,256	664,527	–
Distribution fees - Financial Intermediary Class	–	1	22,901	–
Shareholder servicing	447,283	252,939	838,554	1,986,733
Shareholder reports	237,816	222,043	259,939	913,848
Administrative and office facilities	163,598	69,393	158,994	353,548
Custody	167,247	115,842	175,583	304,920
Registration	53,059	58,508	89,537	103,020
Trustees' fees	39,424	17,680	40,813	94,305
Audit	37,516	19,830	37,649	54,540
Legal	21,476	9,491	22,318	49,452
Other expenses	40,023	17,169	37,811	69,669
Total expenses	9,041,202	6,234,903	10,522,714	34,560,291
Fees waived by investment adviser and distributor	–	(788,085)	–	(8,480,816)
Expenses reimbursed by investment advisor -
Consultant Class	–	(27,539)	(32,993)
Financial Intermediary Class		(64)	(24,215)
Net expenses	9,041,202	5,419,215	10,465,506	26,079,475
Net investment income (loss)	(3,310,939)	(3,988,215)	7,787,493	(12,890,007)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(2,391,742)	(1,026,258)	3,886,830	(53,025,216)
Net change in unrealized appreciation (depreciation) on investments	(78,281,886)	(64,101,910)	(45,579,854)	(343,817,602)
Net realized and unrealized gain (loss) on investments	(80,673,628)	(65,128,168)	(41,693,024)	(396,842,818)
NET INCREASE (DECREASE) IN NET

ASSETS FROM INVESTMENT OPERATIONS

	$(83,984,567)	$(69,116,383)	$(33,905,531)	$(409,732,825)

64 | THE ROYCE FUNDS ANNUAL REPORT 2002
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS		YEAR ENDED DECEMBER 31, 2002

Royce Opportunity Fund	Royce Premier

Fund

Royce Trust & GiftShares Fund

				Royce Special Equity Fund	Royce Select Fund

INVESTMENT INCOME:
Income:
Dividends	$4,401,129	$5,384,729	$165,417	$2,686,582	$64,245
Interest	562,631	1,062,871	33,917	339,596	9,802
Total income	4,963,760	6,447,600	199,334	3,026,178	74,047
Expenses:
Investment advisory fees	7,275,515	8,316,638	312,495	2,063,037	183,080
Distribution fees - Investment Class	–	–	62,452	–	–
Distribution fees - Consultant Class	–	–	2,934	–	–
Distribution fees - Financial Intermediary/Consultant B Class*	44,988	265	60,953	–	–
Shareholder servicing	419,008	630,976	42,423	107,084	–
Shareholder reports	173,244	273,230	21,751	52,187	–
Administrative and office facilities	170,380	201,024	8,074	23,605	–
Custody	280,569	142,732	35,617	107,849	–
Registration	34,511	35,977	33,963	77,953	–
Trustees' fees	41,701	46,955	1,861	7,761	–
Audit	37,552	37,340	3,952	17,970	–
Legal	22,277	25,791	2,171	4,336	–
Other expenses	40,458	48,499	3,128	7,129	–
Total expenses	8,540,203	9,759,427	591,774	2,468,911	183,080
Fees waived by distributor	–	–	(35,383)	–	–
Expenses reimbursed by investment advisor -
Consultant Class	–	–	(23,074)	–	–
Institutional Class	(22,511)	(3,952)	–	–	–
Financial Intermediary/Consultant B Class*	(36,966)	(3,613)	(3,812)	–	–
Net expenses	8,480,726	9,751,862	529,505	2,468,911	183,080
Net investment income (loss)	(3,516,966)	(3,304,262)	(330,171)	557,267	(109,033)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(13,592,651)	(2,647,211)	909	1,061,490	(12,082)
Net change in unrealized appreciation (depreciation)
on investments	(143,840,671)	(66,252,618)	(6,326,881)	91,949	(3,324,777)
Net realized and unrealized gain (loss) on investments	(157,433,322)	(68,899,829)	(6,325,972)	1,153,439	(3,336,859)
NET INCREASE (DECREASE) IN NET

ASSETS FROM INVESTMENT OPERATIONS

	$(160,950,288)	$(72,204,091)	$(6,656,143)	$1,710,706	$(3,445,892)

*Financial Intermediary Class of Royce Opportunity Fund and Royce Premier Fund; Consultant B Class of Royce Trust & GiftShares Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 65

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of period (in thousands)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
														Net of Fee Waivers	Prior to Fee Waivers
PENNSYLVANIA MUTUAL FUND – INVESTMENT CLASS
2002	$7.39	$(0.01)	(c)	$(0.67)	$(0.68)	$–	$(0.12)	$(0.12)	$–	$6.59	(9.2)%		$462,152	0.94%	0.94%	(0.13)%	33%
2001	6.88	0.02		1.22	1.24	(0.03)	(0.70)	(0.73)	–	7.39	18.4%		445,171	0.99%	0.99%	0.24%	39%
2000	7.28	0.05		1.19	1.24	(0.01)	(1.63)	(1.64)	–	6.88	18.4%		369,346	1.03%	1.03%	0.63%	45%
1999	7.35	0.04		0.38	0.42	(0.04)	(0.45)	(0.49)	–	7.28	6.0%		371,055	1.04%	1.04%	0.49%	21%
1998	7.82	0.05		0.24	0.29	(0.05)	(0.71)	(0.76)	–	7.35	4.2%		466,857	1.01%	1.01%	0.62%	29%
PENNSYLVANIA MUTUAL FUND – CONSULTANT CLASS (a)
2002	$7.36	$(0.08)	(c)	$(0.66)	$(0.74)	$–	$(0.12)	$(0.12)	$–	$6.50	(10.1)%		$266,061	1.97%	1.97%	(1.16)%	33%
2001	6.87	(0.04)		1.22	1.18	–	(0.69)	(0.69)	–	7.36	17.5%		137,787	1.73%	1.97%	(0.50)%	39%
2000	7.28	(0.01)		1.19	1.18	–	(1.59)	(1.59)	–	6.87	17.5%		128,247	1.73%	2.00%	(0.07)%	45%
1999	7.34	(0.02)		0.39	0.37	–	(0.43)	(0.43)	–	7.28	5.3%		129,261	1.77%	2.02%	(0.24)%	21%
1998	7.81	(0.01)		0.24	0.23	–	(0.70)	(0.70)	–	7.34	3.4%		140,042	1.74%	1.99%	(0.11)%	29%
ROYCE MICRO-CAP FUND – INVESTMENT CLASS
2002	$11.85	$(0.12)	(c)	$(1.48)	$(1.60)	$–	$(0.10)	$(0.10)	$0.01	$10.16	(13.4)%		$262,981	1.49%	1.73%	(1.05)%	31%
2001	9.78	(0.07)		2.32	2.25	–	(0.19)	(0.19)	0.01	11.85	23.1%		203,233	1.49%	1.75%	(0.69)%	30%
2000	9.50	(0.02)		1.58	1.56	–	(1.28)	(1.28)	–	9.78	16.7%		140,148	1.49%	1.82%	(0.22)%	71%
1999	8.55	(0.08)		1.24	1.16	–	(0.21)	(0.21)	–	9.50	13.7%		111,806	1.49%	1.86%	(0.72)%	24%
1998	9.40	(0.05)		(0.29)	(0.34)	(0.01)	(0.50)	(0.51)	–	8.55	(3.3)%		165,420	1.49%	1.81%	(0.57)%	56%
ROYCE MICRO-CAP FUND – CONSULTANT CLASS (a)
2002	$11.68	$(0.22)	(c)	$(1.45)	$(1.67)	$–	$(0.10)	$(0.10)	$–	$9.91	(14.3)%		$68,963	2.49%	2.78%	(2.06)%	31%
2001	9.71	(0.18)	(c)	2.34	2.16	–	(0.19)	(0.19)	–	11.68	22.3%		6,598	2.49%	3.50%	(1.71)%	30%
2000	9.45	(0.11)		1.55	1.44	–	(1.18)	(1.18)	–	9.71	15.5%		1,610	2.49%	3.80%	(1.27)%	71%
1999	8.50	(0.16)		1.23	1.07	–	(0.12)	(0.12)	–	9.45	12.7%		1,163	2.49%	3.99%	(1.71)%	24%
1998	10.58	(0.07)		(1.50)	(1.57)	(0.01)	(0.50)	(0.51)	–	8.50	(14.6	)%**	751	2.49%*	4.52%*	(1.62) %*	56%
ROYCE MICRO-CAP FUND – FINANCIAL INTERMEDIARY CLASS (b)
2002	$10.27	$(0.04)	(c)	$0.03	$(0.01)	$–	$(0.10)	$(0.10)	$–	$10.16	(0.1	)%**	$7	1.49%*	17.46%*	(1.20) %*	31%
(a) The Class commenced operations on May 4, 1998.
(b) The Class commenced operations on August 20, 2002.
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
* Annualized.
** Not annualized.

66 | THE ROYCE FUNDS ANNUAL REPORT 2002

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of period (in thousands)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
														Net of Fee Waivers	Prior to Fee Waivers

ROYCE TOTAL RETURN FUND - INVESTMENT CLASS

2002	$8.59	$0.08	(e)	$(0.21)	$(0.13)	$(0.08)	$(0.01)	$(0.09)	$–	$8.37	(1.6)%		$986,440	1.20%	1.20%	1.01%	22%
2001	7.77	0.09		1.05	1.14	(0.11)	(0.21)	(0.32)	–	8.59	14.8%		509,250	1.24%	1.24%	1.14%	24%
2000	7.15	0.16		1.18	1.34	(0.15)	(0.57)	(0.72)	–	7.77	19.4%		281,562	1.25%	1.28%	2.08%	24%
1999	7.56	0.17		(0.07)	0.10	(0.16)	(0.35)	(0.51)	–	7.15	1.6%		248,448	1.25%	1.31%	2.32%	39%
1998	7.52	0.15		0.20	0.35	(0.15)	(0.16)	(0.31)	–	7.56	4.8%		244,989	1.25%	1.35%	2.75%	66%
ROYCE TOTAL RETURN FUND - CONSULTANT CLASS (a)
2002	$8.64	$–		$(0.24)	$(0.24)	$(0.02)	$(0.01)	$(0.03)	$–	$8.37	(2.7)%		$120,737	2.20%	2.25%	0.15%	22%
2001	8.05	–		0.80	0.80	–	(0.21)	(0.21)	–	8.64	10.0	%**	3,429	2.20%*	3.38%*	(0.60)%*	24%

ROYCE TOTAL RETURN FUND - FINANCIAL INTERMEDIARY CLASS (b)

2002	$8.59	$0.07	(e)	$(0.29)	$(0.22)	$(0.08)	$(0.01)	$(0.09)	$–	$8.28	(2.7	)%**	$12,302	1.28%*	1.54%*	0.97%*	22%

ROYCE LOW-PRICED STOCK FUND

2002	$11.67	$0.08	(e)	$(1.83)	$(1.91)	$–	$(0.02)	$(0.02)	$0.01	$9.75	(16.3)%		$1,787,172	1.49%	1.97%	(0.74)%	29%
2001	9.35	(0.06)	(e)	2.39	2.33	–	(0.02)	(0.02)	0.01	11.67	25.1%		1,024,693	1.49%	2.02%	(0.54)%	31%
2000	8.16	–		1.93	1.93	–	(0.74)	(0.74)	–	9.35	24.0%		130,855	1.49%	2.08%	0.04%	56%
1999	6.95	(0.03)		2.03	2.00	–	(0.79)	(0.79)	–	8.16	29.8%		24,530	1.49%	2.28%	(0.49)%	103%
1998	6.82	(0.01)		0.17	0.16	–	(0.03)	(0.03)	–	6.95	2.4%		21,174	1.49%	2.31%	(0.11)%	111%
ROYCE OPPORTUNITY FUND - INVESTMENT CLASS
2002	$9.01	$(0.04)	(e)	$(1.50)	$(1.54)	$–	$(0.11)	$(0.11)	$0.01	$7.37	(17.0)%		$635,296	1.17%	1.17%	(0.49)%	46%
2001	7.78	(0.01)		1.35	1.34	–	(0.11)	(0.11)	–	9.01	17.3%		577,103	1.19%	1.19%	(0.19)%	44%
2000	7.19	–		1.40	1.40	–	(0.81)	(0.81)	–	7.78	19.9%		298,561	1.24%	1.24%	0.00%	56%
1999	6.02	–		1.91	1.91	–	(0.74)	(0.74)	–	7.19	32.3%		60,399	1.46%	1.46%	(0.07)%	122%
1998	5.92	(0.01)		1.29	0.28	–	(0.18)	(0.18)	–	6.02	4.9%		34,278	1.25%	1.54%	(0.16)%	120%
ROYCE OPPORTUNITY FUND - INSTITUTIONAL CLASS (c)
2002	$9.01	$(0.03)	(e)	$(1.49)	$(1.52)	$–	$(0.11)	$(0.11)	$–	$7.38	(16.9)%		$31,897	1.04%	1.14%	(0.32)%	46%
2001	8.71	–		0.30	0.30	–	–	–	–	9.01	3.4	%**	5,173	1.04%*	1.92%*	(0.11)%*	44%
ROYCE OPPORTUNITY FUND - FINANCIAL INTERMEDIARY CLASS (d)
2002	$8.98	$(0.06)	(e)	$(1.48)	$(1.54)	$–	$(0.11)	$(0.11)	$–	$7.33	(17.2)%		$19,979	1.29%	1.50%	(0.60)%	46%
2001	7.78	(0.04)		1.35	1.31	–	(0.11)	(0.11)	–	8.98	16.9%		13,399	1.42%	1.57%	(0.52)%	44%
2000	8.12	(0.01)		0.47	0.46	–	(0.80)	(0.80)	–	7.78	6.0	%**	1,100	1.49%*	2.24%*	(0.30)%*	56%
(a) The Class commenced operations on October 16, 2001.
(b) The Class commenced operations on January 3, 2002.
(c) The Class commenced operations on December 12, 2001.
(d) The Class commenced operations on May 23, 2000.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
* Annualized.
** Not annualized.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 67

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of period (in thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
													Net of Fee Waivers	Prior to Fee Waivers
ROYCE TOTAL RETURN FUND - INVESTMENT CLASS
2002	$10.54	$(0.04)	(f)	$(0.77)	$(0.81)	$–	$(0.34)	$(0.34)	$–	$9.39	(7.8)%	$848,341	1.17%	1.17%	(0.40)%	33%
2001	9.83	-		0.94	0.94	–	(0.23)	(0.23)	–	10.54	9.6%	797,248	1.19%	1.19%	(0.04)%	41%
2000	9.56	0.03		1.54	1.57	(0.03)	(1.27)	(1.30)	–	9.83	17.1%	675,653	1.20%	1.20%	0.34%	40%
1999	9.14	0.01		1.00	1.01	(0.01)	(0.58)	(0.59)	–	9.56	11.5%	567,834	1.23%	1.23%	0.11%	48%
1998	8.70	0.05		0.53	0.58	(0.05)	(0.09)	(0.14)	–	9.14	6.7%	568,989	1.23%	1.23%	0.55%	46%
ROYCE PREMIER FUND - INSTITUTIONAL CLASS (a)
2002	$9.64	$(0.01)	(f)	$0.10	$0.09	$–	$(0.34)	$(0.34)	$–	$9.39	0.9%**	$4,490	1.04%*	1.58%*	(0.28)%*	33%
ROYCE PREMIER FUND - FINANCIAL INTERMEDIARY CLASS (b)
2002	$9.48	$(0.02)	(f)	$0.27	$0.25	$–	$(0.34)	$(0.34)	$–	$9.39	2.6%**	$7,826	1.29%*	4.69%*	(0.62)%*	33%
ROYCE TRUST & GIFTSHARES FUND - INVESTMENT CLASS
2002	$11.47	$(0.09)	(f)	$(2.07)	$(2.16)	$–	$(0.28)	$(0.28)	$–	$9.03	(18.9)%	$23,312	1.49%	1.63%	(0.85)%	66%
2001	9.99	(0.08)		2.12	2.04	–	(0.56)	(0.56)	–	11.47	20.5%	26,145	1.49%	1.64%	(0.81)%	53%
2000	10.10	(0.05)		1.19	1.14	–	(1.25)	(1.25)	–	9.99	11.7%	19,452	1.49%	1.78%	(0.59)%	90%
1999	8.24	(0.04)		3.35	3.31	–	(1.45)	(1.45)	–	10.10	41.8%	15,474	1.49%	2.12%	(0.60)%	152%
1998	6.91	(0.02)		1.37	1.35	–	(0.02)	(0.02)	–	8.24	19.5%	8,418	1.49%	2.45%	(0.35)%	153%
ROYCE TRUST & GIFTSHARES FUND - CONSULTANT CLASS (c)
2002	$11.08	$(0.13)	(f)	$(2.05)	$(2.18)	$–	$(0.28)	$(0.28)	$–	$8.62	(19.8)%	$342	2.49%	10.36%	(1.97)%	66%
2001	10.83	–		0.25	0.25	–	–	–	–	11.08	2.3%**	163	2.49%*	50.08%*	(1.92)%*	53%
ROYCE TRUST & GIFTSHARES FUND - CONSULTANT B CLASS
2002	$11.07	$(0.18)	(f)	$(1.97)	$(2.15)	$–	$(0.28)	$(0.28)	$–	$8.64	(19.5)%	$5,532	2.49%	2.55%	(1.86)%	66%
2001	9.76	(0.17)		2.04	1.87	–	(0.56)	(0.56)	–	11.07	19.2%	6,937	2.49%	2.64%	(1.81)%	53%
2000	9.91	(0.13)		1.14	1.01	–	(1.16)	(1.16)	–	9.76	10.6%	5,305	2.49%	2.77%	(1.59)%	90%
1999	8.14	(0.09)		3.25	3.16	–	(1.39)	(1.39)	–	9.91	40.3%	3,469	2.49%	3.53%	(1.60)%	152%
1998	6.88	(0.06)		1.34	1.28	–	(0.02)	(0.02)	–	8.14	18.5%	1,276	2.49%	4.70%	(1.39)%	153%
ROYCE SPECIAL EQUITY FUND (d)
2002	$12.37	$0.02	(f)	$1.73	$1.75	$(0.03)	$–	$(0.03)	$0.15	$14.24	15.3%	$397,755	1.20%	1.20%	0.27%	41%
2001	9.55	0.11		2.71	2.82	(0.11)	–	(0.11)	0.11	12.37	30.8%	6,072	1.49%	1.76%	0.87%	124%
2000	8.31	0.12		1.23	1.35	(0.11)	–	(0.11)	–	9.55	16.3%	3,211	1.49%	2.26%	1.38%	61%
1999	9.30	0.09		(0.98)	(0.89)	(0.10)	–	(0.10)	–	8.31	(9.6)%	2,568	1.49%	2.12%	0.96%	57%
1998	10.00	0.02		(0.70)	(0.68)	(0.02)	–	(0.02)	–	9.30	(6.8) %**	3,080	1.49%*	2.20%*	0.33%*	13%
ROYCE SELECT FUND (e)
2002	$176.97	$(0.97)	(f)	$(27.11)	$(28.08)	$–	$(3.06)	$(3.06)	$0.18	$146.01	(15.8)%	$16,183	1.01%	1.01%	(0.60)%	90%
2001	147.35	(3.13)		38.97	35.84	–	(6.26)	(6.26)	0.04	176.97	24.5%	18,507	2.72%	2.72%	(2.13)%	54%
2000	141.04	(2.24)		22.38	20.14	–	(13.83)	(13.83)	–	147.35	15.0%	13,068	2.48%	2.48%	(1.17)%	114%
1999	107.79	(2.84)		40.71	37.87	–	(4.62)	(4.62)	–	141.04	35.4%	9,858	4.61%	5.38%	(3.94)%	136%
1998	100.00	0.06		7.79	7.85	(0.06)	–	(0.06)	–	107.79	7.9%**	1,090	0.00%**	1.03%**	0.06	%** 27%
(a) The Class commenced operations on September 18, 2002.
(b) The Class commenced operations on September 4, 2002.
(c) The Class commenced operations on December 7, 2001.
(d) The Fund commenced operations on May 1, 1998.
(e) The Fund commenced operations on November 18, 1998.
(f) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
* Annualized.
** Not annualized.

68 | THE ROYCE FUNDS ANNUAL REPORT 2002

NOTES T0 FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund, Royce Special Equity Fund and Royce Select Fund (the “Fund” or “Funds”), are nine series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:

Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distribution in accordance with the agreement.

Distributions and Taxes:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Total Return Fund pays dividends from net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Pursuant to federal income tax regulations applicable to investment companies, the Funds elected to treat net capital losses realized between November 1 and December 31 of each year (“post-October loss”) as occurring on the first day of the following tax year.

Royce Trust & GiftShares Fund has elected to defer to January 1, 2003 post-October losses of $130,990.

The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, capital loss carryforwards expiring in 2010 for Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund and Royce Premier Fund were $2,911,743, $425,274, $51,749,286, $10,087,669 and $2,239,010, respectively.

Repurchase agreements:

The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities lending:

The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 69

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INVESTMENT ADVISER AND DISTRIBUTOR:
Investment Adviser:

Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management and performance fees that are computed daily and payable monthly. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2002.

	Annual contractual advisory fee as a percentage of average net assets	Committed net annual operating expense ratio Consultant & Financial Investment Consultant B Institutional Intermediary Class Class Class Class				Year ended December 31, 2002 Net advisory fees Advisory fees waived

Pennsylvania Mutual Fund	0.78%*	N/A	N/A	N/A	N/A	$ 5,515,560	$ –
Royce Micro-Cap Fund	1.50%	1.49%	2.49%	N/A	1.49%	4,130,666	788,085
Royce Total Return Fund	1.00%	N/A	2.20%	N/A	1.29%**	8,174,088	–
Royce Low-Priced Stock Fund	1.50%	1.49%	N/A	N/A	N/A	22,149,440	4,105,065
Royce Opportunity Fund	1.00%	N/A	N/A	1.04%	1.29%	7,275,515	–
Royce Premier Fund	1.00%	N/A	N/A	1.04%	1.29%	8,316,638	–
Royce Trust & GiftShares Fund	1.00%	1.49%	2.49%	N/A	N/A	312,495	–
Royce Special Equity Fund	1.00%	N/A	N/A	N/A	N/A	2,063,037	–

  * Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

** Effective May 1, 2002; prior to May 1, 2002, committed net annual operating expense ratio was 1.24%.

Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund’s pre-fee total return, subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. For the year ended December 31, 2002, the Fund accrued $183,080 of performance fees.

Distributor:
Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

	Annual contractual distribution fee as a percentage of average net assets	Period ended December 31, 2002
		Net distribution fees	Distribution fees waived
Pennsylvania Mutual Fund – Consultant Class	1.00%	$2,318,200	$ –
Royce Micro-Cap Fund – Consultant Class	1.00%	533,256	–
Royce Micro-Cap Fund – Financial Intermediary Class	0.25%	1	–
Royce Total Return Fund – Consultant Class	1.00%	664,527	–
Royce Total Return Fund – Financial Intermediary Class	0.25%	22,901	–
Royce Low-Priced Stock Fund	0.25%	–	4,375,751
Royce Opportunity Fund – Financial Intermediary Class	0.25%	44,988	–
Royce Premier Fund – Financial Intermediary Class	0.25%	265	–
Royce Trust & GiftShares Fund – Investment Class	0.25%	27,069	35,383
Royce Trust & GiftShares Fund – Consultant Class	1.00%	2,934	–
Royce Trust & GiftShares Fund – Consultant B Class	1.00%	60,953	–

	PURCHASES AND SALES OF INVESTMENT SECURITIES:
	For the year ended December 31, 2002, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

		Purchases	Sales		Purchases	Sales
	Pennsylvania Mutual Fund	$ 418,247,629	$203,535,080	Royce Premier Fund	$ 391,920,831	$241,053,568
	Royce Micro-Cap Fund	282,881,575	88,897,948	Royce Trust & GiftShares Fund	19,840,486	18,023,731
	Royce Total Return Fund	802,880,602	166,005,569	Royce Special Equity Fund	394,819,343	67,653,263
	Royce Low-Priced Stock Fund	1,671,222,759	455,841,447	Royce Select Fund	16,894,023	15,070,099
	Royce Opportunity Fund	566,802,721	312,591,959

70	| THE ROYCE FUNDS ANNUAL REPORT 2002

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TAX INFORMATION:
At December 31, 2002, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:
	Tax Basis Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation Depreciation
Pennsylvania Mutual Fund	$ 619,030,958	$ 107,674,421	$ 154,217,958	$ 46,543,537
Royce Micro-Cap Fund	349,671,975	(16,071,027)	48,426,183	64,497,210
Royce Total Return Fund	1,108,975,232	5,221,385	85,288,083	80,066,698
Royce Low-Priced Stock Fund	2,023,727,078	(232,882,263)	192,315,566	425,197,829
Royce Opportunity Fund	790,246,296	(103,201,746)	70,008,596	173,210,342
Royce Premier Fund	754,836,776	96,539,810	149,206,901	52,667,091
Royce Trust & GiftShares Fund	27,117,447	855,463	3,173,125	2,317,662
Royce Special Equity Fund	403,113,286	1,010,254	13,146,384	12,136,130
Royce Select Fund	13,870,347	1,357,996	2,299,195	941,199

      The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

      Distributions during the years ended December 31, 2002 and 2001, were characterized as follows for tax purposes:

	Ordinary Income		Long-term Capital Gains		Return of Capital
	2002	2001	2002	2001	2002	2001
Pennsylvania Mutual Fund	$ 2,106,522	$ 6,067,485	$ 10,446,977	$ 44,447,815	$ 403,496	$ –
Royce Micro-Cap Fund	14,627	483,643	3,197,860	2,600,714	27,960	–
Royce Total Return Fund	7,192,984	6,170,732	1,349,370	10,686,655	–	–
Royce Low-Priced Stock Fund	–	1,545,033	3,467,881	271,047	219,131	–
Royce Opportunity Fund	3,104,716	3,701,460	6,923,175	3,509,499	142,275	–
Royce Premier Fund	2,483,004	2,279,860	27,012,023	14,708,746	89,569	–
Royce Trust & GiftShares Fund	–	959,838	876,303	562,931	–	–
Royce Special Equity Fund	615,764	52,846	–	–	–	–
Royce Select Fund	337,212	599,355	–	28,474	–	–
The tax basis components of distributable earnings at December 31, 2002, were as follows:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings
Pennsylvania Mutual Fund	$ –	$ –	$ 107,674,421	$ 107,674,421
Royce Micro-Cap Fund	–	–	(16,071,027)	(16,071,027)
Royce Total Return Fund	1,146,634	3,024,292	5,221,385	9,392,311
Royce Low-Priced Stock Fund	–	–	(232,882,263)	(232,882,263)
Royce Opportunity Fund	–	–	(103,201,746)	(103,201,746)
Royce Premier Fund	–	–	96,539,810	95,539,810
Royce Trust & GiftShares Fund	–	154,069	855,463	1,009,532
Royce Special Equity Fund	925,143	94,744	1,010,254	2,030,141
Royce Select Fund	–	42,243	1,357,996	1,400,239

      For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2002, the Funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

	Undistributed Net Investment Income	Accumulated Net Realized Gain/ (Loss)	Paid-in Capital
Pennsylvania Mutual Fund	$ 3,109,663	$ 642,617	$ (3,752,280)
Royce Micro-Cap Fund	3,988,215	27,959	(4,016,174)
Royce Total Return Fund	(8,959)	(67,565)	76,524
Royce Low-Priced Stock Fund	5,969,658	219,130	(6,188,788)
Royce Opportunity Fund	3,516,966	119,637	(3,636,603)
Royce Premier Fund	3,304,262	89,569	(3,393,831)
Royce Trust & GiftShares Fund	330,171	(1)	(330,170)
Royce Special Equity Fund	58,213	(58,212)	(1)
Royce Select Fund	109,033	(2)	(109,031)
THE ROYCE FUNDS ANNUAL REPORT 2002 | 71

TRANSACTIONS IN AFFILIATED COMPANIES:

An "Affiliated Company," as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company's outstanding voting securities. The following transactions were effected in shares of such companies for the year ended December 31, 2002.

Purchases

Sales

						Realized Gain (Loss)

Dividend Income

Affiliated Company

Shares

Cost

    Shares

    Cost

Pennsylvania Mutual Fund

	Weyco Group	–	–	–	–	–	$100,802

Pennsylvania Mutual Fund

	Zila	2,579,700	$2,962,205	–	–	–	–
Royce Micro-Cap Fund	Jaco Electronics	307,400	1,769,838	–	–	–	–
Royce Micro-Cap Fund	ParthusCeva	455,500	2,464,888	–	–	–	–
Royce Micro-Cap Fund	Peerless Mfg.	41,200	689,146	–	–	–	–
Royce Total Return Fund	Falcon Products	127,700	551,271	–	–	–	–
Royce Total Return Fund	Mueller (Paul)	53,200	1,613,556	–	–	–	142,800
Royce Total Return Fund	Sun Hydraulics	35,000	274,900	–	–	–	53,424
Royce Low-Priced Stock Fund	Analysts International	761,200	3,341,662	–	–	–	–
Royce Low-Priced Stock Fund	Antigenics	1,581,500	19,974,783	–	–	–	–
Royce Low-Priced Stock Fund	Arctic Cat	1,108,860	19,899,632	–	–	–	296,617
Royce Low-Priced Stock Fund	Armstrong Holdings	2,419,500	8,025,828	–	–	–	–
Royce Low-Priced Stock Fund	Discovery Partners International	545,500	3,421,199	–	–	–	–
Royce Low-Priced Stock Fund	DuraSwitch Industries	656,400	4,273,668	–	–	–	–
Royce Low-Priced Stock Fund	DUSA Pharmaceuticals	1,249,500	3,510,162	973,800	$10,788,043	$(7,097,341)	–
Royce Low-Priced Stock Fund	Electroglas	1,383,400	12,861,338	–	–	–	–
Royce Low-Priced Stock Fund	4Kids Entertainment	942,500	16,756,467	347,000	6,690,849	2,164,891	–
Royce Low-Priced Stock Fund	Gene Logic	1,549,500	23,154,841	–	–	–	–
Royce Low-Priced Stock Fund	Input/Output	1,306,200	10,120,848	–	–	–	–
Royce Low-Priced Stock Fund	Jupitermedia	–	–	11,400	167,633	(140,616)	–
Royce Low-Priced Stock Fund	The Keith Companies	377,500	4,044,125	–	–	–	–
Royce Low-Priced Stock Fund	Lexicon Genetics	2,273,500	17,235,030	–	–	–	–
Royce Low-Priced Stock Fund	Navigators Group	10,300	205,691	–	–	–	–
Royce Low-Priced Stock Fund	PC-Tel	–	–	–	–	–	–
Royce Low-Priced Stock Fund	ParthusCeva	430,400	2,787,058	–	–	–	–
Royce Low-Priced Stock Fund	Quovadx	1,655,800	10,128,772	–	–	–	–
Royce Low-Priced Stock Fund	Register.com	1,917,800	15,862,008	–	–	–	–
Royce Low-Priced Stock Fund	REMEC	2,827,100	19,285,486	–	–	–	–
Royce Low-Priced Stock Fund	Roxio	1,568,593	8,576,861	246,000	1,445,838	(96,000)	–
Royce Low-Priced Stock Fund	Seattle Genetics	1,206,600	6,245,182	–	–	–	–
Royce Low-Priced Stock Fund	Somera Communications	1,334,200	8,188,768	–	–	–	–
Royce Low-Priced Stock Fund	Topps Company (The)	1,585,600	15,780,099	–	–	–	–
Royce Low-Priced Stock Fund	Transaction Systems Architects Cl. A	1,383,100	13,515,164	–	–	–	–
Royce Low-Priced Stock Fund	USG	2,593,300	18,053,603	79,100	617,644	69,043	–
Royce Low-Priced Stock Fund	ViaSat	2,137,500	21,201,558	189,000	2,621,361	(882,789)	–
Royce Low-Priced Stock Fund	VIVUS	892,700	6,384,831	50,000	445,969	(203,469)	–
Royce Opportunity Fund	Ault	88,600	321,398	–	–	–	–
Royce Opportunity Fund	Cannondale Corporation	296,400	737,323	35,600	138,739	(102,884)	–
Royce Opportunity Fund	Comtech Telecommunications	131,200	1,211,576	10,000	185,865	(107,365)	–
Royce Opportunity Fund	Hawk Corporation Cl. A	380,100	1,417,251	–	–	–	–
Royce Premier Fund	Woodward Governor	329,700	16,684,854	–	–	–	407,927
Royce Special Equity Fund	National Dentex	170,500	4,018,287	–	–	–	–

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of The Royce Fund and the Shareholders of

Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund,

Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund,

Royce Trust & GiftShares Fund, Royce Special Equity Fund and Royce Select Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund, Royce Special Equity Fund and Royce Select Fund (each a portfolio of The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 6, 2003

72 | THE ROYCE FUNDS ANNUAL REPORT 2002

POSTSCRIPT

BOWLED OVER OR DON'T BELIEVE THE HYPE

This time of year marks not only the end of the holiday season, but also the merciful conclusion of the College Bowl season. Rather than utilize a logical and sensible playoff system as other college and all professional team sports do, the NCAA continues to allow an increasing number of football games that only makes choosing the best team or teams in the country a muddled prospect at best. The 2002-03 season featured no less than 56 teams playing in 28 contests that stretched from the hallowed New Orleans Bowl on December 17 — featuring the storied squads of North Texas and Cincinnati — through January 3, when Ohio State squared off against Miami in what most observers agree was the true championship game.

But the problems with the bowl game system go far beyond the mediocre teams competing in meaningless games for the sake of raking in a few extra dollars. More serious is the lack of any playoffs and a true championship game. The absence of playoffs results in the famously complicated process during the end of the college football season in which a host of computer screens and models, which would confound even the most tech-savvy stock analyst, are deployed to determine just who the best teams are. And, of course, many of them disagree. Sponsors of the bowl system insist that this is part of the fun and, besides, it’s tradition.

The rankings also create more problems than they settle. Team A beat Team B, but lost to Team C, who beat Team B, and don’t even think about bringing Team D into the mix because they beat Team A, but lost to B and tied C. So who’s Number One? There’s usually no universal answer. Which might be what the people who run the inaptly named Bowl Championship Series want. As long as no clear winner emerges, sponsors can claim that their bowl game participants are really the best, despite what the various other ranking systems say. It’s left to sports fans to argue endlessly, year after year, about who the best teams were until a playoff system is put in place.

We see the same problem everywhere. Each pain reliever on the market — the varieties of aspirin, ibuprofen, or acetaminophen — insists that it is the best, or comes out with a new version that contains 10% more of what we all thought it was full of in the first place. Every brand of laundry detergent removes the tough stains better than every other brand, and Pepsi tastes better than Coke, or is it the other way around?

For years, the investment world has experienced its own version of the same problem. The search for unbiased research information on stocks has too often and for too long been a fruitless quest. This was made abundantly clear this past December when the nation’s largest securities firms agreed to pay fines totalling $1.4 billion in response to charges that they had misled the investment public with often phony research, extolling the virtues of several stocks that they knew were of dubious quality (Remember all those can’t miss Internet stocks from the late ’90s?).

Our commitment to independent research has helped us to avoid some of these problems. When evaluating companies, we have generally preferred to keep our own counsel. The vast majority of our research is performed in house. We typically use outside research sources to gain background information or to confirm information that we’ve already compiled. Our portfolio managers and analysts pore over financial statements and reports, often generating debate about the virtues of a given company’s business, balance sheet, management, growth potential, or ability to recover from financial and/or economic adversity.

As value investors, our habit has been to remain insulated from the hype that affects so much of the investment world, and in fact we have profited at times from the hard fall and subsequent rebound of former Wall Street darlings that survived for a profitable second act. Even then, however, we chose to rely on our own judgement. When attempting to determine the quality of a stock, we would rather have ourselves to blame instead of the investment equivalent of one of those third-party computer models that picks the “real” college football champion. Just as arguments about the best college football team, or soft drink, or laundry detergent can only be made more impossible to settle with more hype, we think it’s better to stick to what we think we do best — using our own resources to find what we think are great small- and micro-cap compa nies.

TheRoyceFunds

1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

(l-r) Whitney George, Buzz Zaino, Chuck Royce,
Jack Fockler, Charlie Dreifus

       WEALTH OF EXPERIENCE

With approximately $8.3 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes four Portfolio Managers and a Managing Director, as well as nine analysts and five traders.

       MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

       CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

       CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $42 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268 SHAREHOLDER SERVICES (800) 841-1180 AUTOMATED TELEPHONE SERVICES (800) 78-ROYCE (787-6923)

ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
OE-ANN-1202